Exhibit 10.2

EXECUTION VERSION

INTELLECTUAL PROPERTY LICENSE AGREEMENT

among

AVON PRODUCTS, INC.,

AVON INTERNATIONAL OPERATIONS, INC.

AVON NA IP LLC

and

NEW AVON LLC

Dated as of March 1, 2016

ARTICLE V

Reserved Rights

SECTION 5.01.	Avon International Retained Rights	27
SECTION 5.02.	Avon NA Retained Rights	27
SECTION 5.03.	Pre-Existing Licenses	27
SECTION 5.04.	Rights Reserved	28

ARTICLE VI

Additional Covenants

SECTION 6.01.	Restricted Business	28

ARTICLE VII

Prosecution, Maintenance and Enforcement
SECTION 7.01.	Cooperation	28
SECTION 7.02.	Filing and Maintenance of Registered IP Rights	28
SECTION 7.03.	Enforcement	31
SECTION 7.04.	Social Media Cooperation	33

ARTICLE VIII

Confidentiality

SECTION 8.01.	Confidentiality	33
SECTION 8.02.	Disclosure	33
SECTION 8.03.	Legal Orders	34
SECTION 8.04.	Exclusions	34
SECTION 8.05.	Formulas	34

ARTICLE IX

Warranties and Indemnities

SECTION 9.01.	Warranties	35
SECTION 9.02.	Indemnity by Avon NA	36
SECTION 9.03.	Indemnity by Avon International	37
SECTION 9.04.	Indemnification Procedures	37
SECTION 9.05.	Disclaimer	38

ARTICLE X

Term

SECTION 10.01.	Term	39
ARTICLE XI

General Provisions

SECTION 11.01.	Further Assurances	39
SECTION 11.02.	Security Interests	39
SECTION 11.03.	Force Majeure	39
SECTION 11.04.	Severability	40
SECTION 11.05.	Notices	40
SECTION 11.06.	Entire Agreement	41
SECTION 11.07.	Governing Law; Specific Enforcement; Submission to Jurisdiction; Waiver of Jury Trial	41
SECTION 11.08.	Amendments; Waivers	42
SECTION 11.09.	Assignment; Successors and Assigns	42
SECTION 11.10.	Rights in Bankruptcy	43
SECTION 11.11.	Migration	44
SECTION 11.12.	Interpretation	44
SECTION 11.13.	Counterparts and Facsimile	45
SECTION 11.14.	Independent Contractors	45
SECTION 11.15.	No Third-Party Beneficiaries	45
SECTION 11.16.	Costs and Expenses	45
SECTION 11.17.	Parent Guaranty	46

Schedules

Schedule A	Existing North America Trademarks
Schedule B	Existing North America Domain Names
Schedule C	Existing North America Patents
Schedule D	Existing North America Copyrights
Schedule E	Restricted Business
Schedule F	Restricted Persons
Schedule G	Section 2.05 Third-Party IP Rights
Schedule H	Section 5.03 Pre-Existing Licenses
Schedule I	Trademark Use Guidelines
Schedule J	Specified Quality Brands
Schedule K	Licensed IP Quality Standards

Index of Defined Terms

Term	Section
Affiliate	Section 1.01(a)
Agreement	Section 1.01(b)
AIO	Preamble
Applicable Law	Section 1.01(c)
Assignable Asset	Section 11.09
Assigning Party	Section 11.09(a)
Auditor	Section 4.08(b)
Avon Brand Logo	Section 1.01(d)
Avon Canada	Section 1.01(e)
Avon Corporate Logo	Section 1.01(f)
Avon Domain	Section 1.01(g)
Avon International	Section 1.01(h)
Avon International Business	Section 1.01(i)
Avon International Covered Product	Section 1.01(j)
Avon International Indemnified Claims	Section 9.02
Avon International Indemnified Parties	Section 9.02
Avon International New Envoy Images	Section 2.08(b)
Avon NA	Preamble
Avon NA Business	Section 1.01(k)
Avon NA Covered Product	Section 1.01(l)
Avon NA Indemnified Claims	Section 9.03
Avon NA Indemnified Parties	Section 9.03
Avon NA New Envoy Images	Section 2.08(b)
Avon Products	Preamble
Bankruptcy Code	Section 11.10(a)
Beauty Products	Section 1.01(m)
Business Day	Section 1.01(n)
Catalox Database	Section 1.01(o)
Catalox License	Section 2.08(a)
Claims	Section 1.01(p)
Cleveland NA	Recitals
Closing	Section 1.01(q)
Confidential Information	Section 1.01(r)
Control	Section 1.01(s)
Controlled	Section 1.01(s)
Controlling	Section 1.01(s)
Copyrights	Section 1.01(vv)(i)
Corporate Identity	Section 1.01(t)
Disclosing Party	Section 1.01(r)
Domain Names	Section 1.01(u)

Term	Section
Effective Date	Preamble
Electing Party	Section 7.02(b)(iv)
Enforcing Party	Section 7.03(d)(i)
Envoy Database	Section 1.01(u)
Envoy NA Image License	Section 2.08(b)
Excluded Costs	Section 1.01(w)
Existing Envoy Images	Section 2.08(b)
Existing Non-North America IP	Section 1.01(x)
Existing North America IP	Section 1.01(y)
Existing North America Product	Section 1.01(z)
Fashion & Home Products	Section 1.01(aa)
Filing Party	Section 11.10(a)
Formula-Related Information	Section 8.05
Formulas	Section 1.01(vv)(iii)
Governmental Entity	Section 1.01(bb)
Guaranteed Obligations	Section 11.17
Guaranteed Party	Section 11.17
Have Made	Section 1.01(cc)
Indemnified Claim	Section 9.04(a)
Indemnified Party	Section 9.04(a)
Indemnifying Party	Section 9.04(a)
Independent Sales Representative	Section 1.01(ee)
International Licensees	Section 2.03(e)
International Region	Section 1.01(ff)
IP Rights	Section 1.01(dd)
IPCO	Preamble
Judgment	Section 1.01(gg)
Legal Order	Section 8.03
Licensed IP Quality Standards	Section 1.01(hh)
Licensed IP Rights	Section 1.01(ii)
Licensee	Section 1.01(jj)
Licensor	Section 1.01(kk)
Liens	Section 1.01(ll)
LLC Agreement	Section 1.01(mm)
Losses	Section 1.01(nn)
Minor Improvements	Section 4.04
NA Licensed IP Rights	Section 1.01(ii)
New International IP	Section 1.01(oo)
New International Products	Section 1.01(qq)
New North America IP	Section 1.01(pp)
New North America Products	Section 1.01(rr)
Non-Filing Party	Section 11.10(a)
North America Business	Section 1.01(ss)
North America Products	Section 1.01(tt)

Term	Section
North America Region	Section 1.01(uu)
Other IP Rights	Section 1.01(vv)
Owned or Controlled	Section 1.01(ww)
Parties	Preamble
Party	Preamble
Patents	Section 1.01(vv)(ii)
Person	Section 1.01(xx)
Personnel	Section 1.01(yy)
Pipeline Product	Section 1.01(zz)
Pre-Existing Licenses	Section 5.03
Protected Entity	Section 1.01(aaa)
Quality Compliance Conflict	Section 3.01(c)(i)
Quality Objection Notice	Section 3.02(a)
Quality Review Materials	Section 1.01(bbb)
R&D License	Section 1.01(ccc)
Receiving Party	Section 1.01(q)
Recipients	Section 8.02
Registered Existing North America IP	Section 1.01(ddd)
Registered New International IP	Section 1.01(eee)
Registered New North America IP	Section 1.01(fff)
Request Date	Section 4.02(a)
Restricted Business	Section 1.01(ggg)
Restricted Persons	Section 1.01(hhh)
Royalty Fee	Section 4.03(c)
Royalty Paying Party	Section 4.03(c)
Royalty Receiving Party	Section 4.03(c)
Samples	Section 3.02(a)
Separately Licensed IP	Section 1.01(iii)
Separation and Investment Agreement	Recitals
Specified Quality Brands	Section 1.01(jjj)
Subcontractor	Section 1.01(kkk)
Subsidiary	Section 1.01(lll)
Term	Section 10.01
Trade Secrets	Section 1.01(vv)(iv)
Trademark Extensions	Section 1.01(nnn)
Trademarks	Section 1.01(mmm)
Transaction Documents	Section 1.01(ooo)
Transferred Subsidiaries	Section 1.01(ppp)
Transition Services Agreement	Section 1.01(qqq)
Unused Technology	Section 2.07
Unused Trademarks	Section 2.07

INTELLECTUAL PROPERTY LICENSE AGREEMENT dated as of March 1, 2016 (the “Effective Date”) among AVON PRODUCTS, INC., a New York corporation (“Avon Products”), AVON INTERNATIONAL OPERATIONS, INC., a Delaware corporation (“AIO”), AVON NA IP LLC, a Delaware limited liability company (“IPCO”) and NEW AVON LLC (f/k/a C-A NA LLC), a Delaware limited liability company (“Avon NA”). Avon International and Avon NA are each hereinafter referred to as a “Party”, and, collectively, as the “Parties”.

RECITALS

WHEREAS, Avon Products and its Subsidiaries have been engaged in the North America Business (as defined below), and are the owners of certain IP Rights (as defined below) related thereto;

WHEREAS, Avon Products, Avon NA and Cleveland NA Investor LLC (“Cleveland NA”) have entered into a Separation and Investment Agreement dated as of December 17, 2015 (the “Separation and Investment Agreement”), pursuant to which Avon Products agreed to transfer its North America Business to Avon NA and to sell to Cleveland NA a majority interest in Avon NA, in each case in accordance with the terms set forth therein;

WHEREAS, Avon NA wishes to obtain from Avon International, and Avon International wishes to grant to Avon NA, a license to use certain IP Rights, effective as of the Effective Date, upon the terms set forth in this Agreement; and

WHEREAS, Avon International and Avon NA further each wish to obtain from one another, and grant to one another, royalty-bearing licenses to certain IP Rights developed by each of them after the Effective Date in the conduct of their respective businesses, upon the terms set forth in this Agreement;

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement set forth herein, the Parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

(a) “Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person; provided that, after the Effective Date, none of Avon Products or its Subsidiaries shall be deemed to be Affiliates of Avon NA.

(b) “Agreement” means this Intellectual Property License Agreement, including its recitals and schedules.

(c) “Applicable Law” means (i) with respect to Avon NA and its Subsidiaries, any statute, law, ordinance, regulation, rule, code or other binding requirement of law of the applicable Governmental Entity in the North America Region, and (ii) with respect to Avon International and its Subsidiaries, any statute, law, ordinance, regulation, rule, code or other binding requirement of law of the applicable Governmental Entity in the International Region.

(d) “Avon Brand Logo” means the trademark described in the Licensed Trademark Use Guidelines as the new Avon Brand logo.

(e) “Avon Canada” means Avon Canada Inc., and any other Subsidiary of Avon NA organized under the laws of Canada but excluding any such Subsidiary upon written notice from Avon NA to Avon International that such entity is to be excluded.

(f) “Avon Corporate Logo” means the trademark described in the Licensed Trademark Use Guidelines as the new Avon Corporate logo.

(g) “Avon Domain” means the Internet domain name avon.com.

(h) “Avon International” means any of Avon Products, AIO and IPCO or any combination thereof, as the intent of the Agreement or the context may require.

(i) “Avon International Business” means the business of researching, developing, producing, manufacturing, packaging, labelling, sourcing, licensing, maintaining, marketing, promotion, advertisement, lease, sale, and other distribution of any products or services solely to, directly or indirectly, consumers in the International Region conducted by Avon International and its Affiliates from or after the Effective Date (including the sale of New International Products).

(j) “Avon International Covered Product” means a product based upon and using in a material respect any New North America IP.

(k) “Avon NA Business” means the business of researching, developing, producing, manufacturing, packaging, labelling, sourcing, licensing, maintaining, marketing, promotion, advertisement, lease, sale, and other distribution of any products or services solely to, directly or indirectly, consumers through any channel in the North America Region conducted by Avon NA and its Affiliates from or after the Effective Date (including the North America Business and the sale of New North America Products).

(l) “Avon NA Covered Product” means a product based upon and using in a material respect any New International IP.

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(m) “Beauty Products” means skincare, personal care, fragrance, haircare and color (cosmetics) products, in each case including all components, ingredients, related tools and implements thereof and tools and accessories for use in connection therewith.

(n) “Business Day” means any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

(o) “Catalox Database” means a creative electronic catalogue publishing system containing images related to brochures and branding for the North America Business.

(p) “Claims” means any and all claims, counterclaims, allegations, and demands made in writing and any causes of action, suits, proceedings or investigations.

(q) “Closing” means the closing of the subscription and sale of the Class A Units of Avon NA pursuant to the Separation and Investment Agreement.

(r) “Confidential Information” means, subject to Article VIII, any and all confidential information and material (including the terms of this Agreement) disclosed by a Party (“Disclosing Party”) to the other Party (“Receiving Party”), whether in writing, or in oral, graphic, electronic or any other form, that is designated, marked or otherwise identified by the Disclosing Party in writing as confidential or proprietary. Confidential Information excludes any and all information material that (a) is at the Effective Date, or at any time thereafter becomes, publicly known or known within the applicable industry other than by the Receiving Party’s or a Recipient’s breach of this Agreement or other wrongful act, (b) was already known to the Receiving Party without restriction on use or disclosure prior to the receipt of such information directly or indirectly from or on behalf of the Disclosing Party, (c) was or is independently developed or acquired by the Receiving Party without reference to or use of any Confidential Information except to the extent retained in the memory of an individual of the Receiving Party, (d) was received by the Receiving Party from a third Person who was not, at the time, under any obligation to the Disclosing Party or any other Person to maintain the confidentiality of such information, or (e) constitutes Formulas and Formula-Related Information, the protection of confidentiality of which is the subject of Section 8.05 (for the avoidance of doubt, Formulas and Formula-Related Information are of a highly confidential nature and no interpretation to the contrary is intended based on their exclusion from the definition of Confidential Information).

(s) “Control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative to the foregoing except that, for the avoidance of doubt, the term “Controlled” as used as part of the term “Owned and Controlled” shall have a meaning correlative thereto as set forth in Section 1.01(ww).

(t) “Corporate Identity” means, collectively, letterhead, business cards, corporate signs, stationery, packaging slips, invoices, product datasheets, product labels, or any other materials that would normally identify a company or imply a corporate identity.

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(u) “Domain Names” means Internet domain names.

(v) “Envoy Database” means a creative electronic catalogue publishing system containing images related to global branding (including branding for the International Business and for the Avon NA Business).

(w) “Excluded Costs” means the following items to the extent permitted by generally accepted accounting principles: (i) value added or any other similar transaction taxes to be accrued on sales invoices, (ii) sales discounts and all kinds of rebates, (iii) any orders or parts thereof which are subsequently returned to the obligated Party (or an Affiliate, agent or sublicensee thereof, as appropriate) and refunded to the customer or wholesaler, and (iv) charges for late payment collected from customers, registration charges and other service charges.

(x) “Existing Non-North America IP” means all IP Rights Owned or Controlled by Avon International or its Subsidiaries on or prior to the Effective Date, excluding Existing North America IP.

(y) “Existing North America IP” means all IP Rights Owned or Controlled by Avon International or its Subsidiaries and used in the conduct of the North America Business on or prior to the Effective Date (including the Trademarks identified on Schedule A, the Domain Names identified on Schedule B, the Patents identified on Schedule C and the Copyrights identified on Schedule D, and with respect to any Patents, including those identified on Schedule C, all reissues, divisionals, terminal disclaimers, corrected patents, continuations, continuations-in-part, reexaminations, supplemental examinations, inter partes reviews, post-grant oppositions, and renewals, substitutions and extensions of such Patents and all Patents claiming priority thereto or serving as a basis for priority thereof) but excluding (i) Separately Licensed IP and (ii) any IP Rights solely related to Pipeline Products.

(z) “Existing North America Product” means any product or service sold by Avon International or its Subsidiaries in the North America Business prior to the Effective Date.

(aa) “Fashion & Home Products” means fashion jewelry, watches, apparel, footwear, accessories, gift and decorative products, housewares, entertainment and leisure products, children’s products and health, wellness and nutritional products, in each case including all components, ingredients, and implements thereof.

(bb) “Governmental Entity” means any governmental or regulatory (including any stock exchange) authorities, agencies, courts, instrumentalities, binding arbitration bodies, commissions or other entities, whether federal, state, local or foreign, or applicable self-regulatory organizations.

(cc) “Have Made” means the right of a Party to subcontract the manufacture of products to a third party manufacturer for use or resale by, or for the benefit of, the Party to a third party other than such third party manufacturer or any of its Affiliates.

(dd) “IP Rights” means, collectively, Trademarks, Domain Names and Other IP Rights.

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(ee) “Independent Sales Representative” means an independent contractor who directly or indirectly purchases products or services from Avon International or Avon NA, or any of their respective Subsidiaries, at a discount from the retail price pursuant to the direct sales programs and policies thereof.

(ff) “International Region” means all countries and other jurisdictions of the world other than the North America Region. For the avoidance of doubt, the International Region shall not include Guam, Saipan, St. Thomas, St. Croix, St. Maarten, St. Lucia, St. Vincent, Tortola, Anguilla or Grenada.

(gg) “Judgment” means any judgment, writ, stipulation, award, injunction, determination, order or decree of any Governmental Entity.

(hh) “Licensed IP Quality Standards” means the quality standards: (i) that are existing as of the Effective Date and that are disclosed on Schedule K or in substantially the same form, nature and length as those quality standards disclosed in Schedule K (including, for the avoidance of doubt, any amendments thereto as contemplated by Section 3.01(b) and Section 3.01(c) of this Agreement); (ii) with respect to New International IP, established by Avon International and provided to Avon NA in writing in connection with any New International Products, and in any case, no less protective than the standards used in the Avon NA Business for like products; and (iii) with respect to New North America IP, the standards used in the Avon International Business for like products, unless Avon NA establishes and provides to Avon International quality standards for any particular New North America Product(s), in which case such Avon NA-provided quality standards shall be used for such New North America Product(s), provided that such quality standards shall, on a product-by-product basis, be substantially similar in form, nature and length to the quality standards provided to Avon NA by Avon International prior to the Effective Date.

(ii) “Licensed IP Rights” means (i) with respect to Avon NA and its Subsidiaries, any and all IP Rights licensed to Avon NA and its Subsidiaries in Sections 2.01, 4.04 and 7.02 (the “NA Licensed IP Rights”), and (ii) with respect to Avon International and its Subsidiaries, any and all IP Rights licensed to Avon International and its Subsidiaries in Sections 2.02, 4.04 and 7.02.

(jj) “Licensee” means (i) Avon NA and its Subsidiaries, with respect to the licenses granted to Avon NA in Sections 2.01, 4.04 and 7.02, and (ii) Avon International and its Subsidiaries, with respect to the licenses granted to Avon International in Sections 2.02, 4.04 and 7.02.

(kk) “Licensor” means (i) Avon International, with respect to the licenses granted to Avon NA Sections 2.01, 4.04 and 7.02, and (ii) Avon NA, with respect to the licenses granted to Avon International in Sections 2.02, 4.04 and 7.02.

(ll) “Liens” means any pledge, lien, charge, mortgage, encumbrance or security interest of any kind or nature.

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(mm) “LLC Agreement” means the amended and restated limited liability company agreement of Avon NA dated as of December 17, 2015, as amended, supplemented or otherwise modified from time to time.

(nn) “Losses” means any claim, loss, liability, tax, interest, charge, damage, cost or expense (including reasonable fees and expenses of counsel and other costs of defense, investigation and collection), diminution in value, settlement payments, awards, judgments, fines, penalties, assessments, deficiencies, or obligations and any value added or similar tax in respect of any aforementioned fees.

(oo) “New International IP” means all IP Rights Owned or Controlled by Avon International or its Subsidiaries in and to any New International Products, other than any such IP Rights licensed to Avon NA under an R&D License and excluding Trademark Extensions.

(pp) “New North America IP” means all IP Rights Owned or Controlled by Avon NA or its Subsidiaries in and to any New North America Products.

(qq) “New International Products” means any products or services developed by or for Avon International or its Subsidiaries for sale to consumers in the International Region on or after the Effective Date (for the avoidance of doubt, including all Pipeline Products, but excluding all Existing North America Products and New North America Products).

(rr) “New North America Products” means any products or services developed by or for Avon NA or its Subsidiaries for sale to consumers in the North America Region on or after the Effective Date (for the avoidance of doubt, excluding all Existing North America Products and New International Products).

(ss) “North America Business” means the business conducted by Avon International and its Subsidiaries (including Avon NA and the Transferred Subsidiaries) of the research, development, production, manufacture, packaging, labelling, sourcing, marketing, licensing, distribution, sale and maintenance of North America Products, whether through Avon International’s direct selling model or through e-commerce platforms or decentralized branches, satellite stores and independent retail operations or any other channel, and any support activities relating thereto; provided, however, that the North America Business (i) excludes any development, manufacturing, packaging and sale of Beauty Products and Fashion & Home Products exclusively targeted for distribution in any geographic region other than the North America Region, and any support activities relating thereto, but (ii) includes any development, manufacturing, packaging, distribution or supply of North America Products outside of the North America Region for ultimate marketing and sale in the North America Region, and any support activities relating thereto.

(tt) “North America Products” means any Beauty Products, Fashion & Home Products, and other products and services (including all components, ingredients, and implements thereof) sold or intended for sale to consumers in the North America Region.

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(uu) “North America Region” means the United States of America, Canada, the Commonwealth of Puerto Rico, Guam, Saipan, St. Thomas, St. Croix, St. Maarten, St. Lucia, St. Vincent, Tortola, Anguilla and Grenada.

(vv) “Other IP Rights” means all intellectual property and similar proprietary rights, other than Trademarks and Domain Names, in any and all countries, including the following:

(i) copyrights, applications and registrations therefor and renewals, extensions, restorations and reversions thereof (“Copyrights”);

(ii) patents (including all reissues, divisionals, terminal disclaimers, corrected patents, continuations, continuations-in-part, reexaminations, supplemental examinations, inter partes reviews, post-grant oppositions, and renewals, substitutions and extensions thereof and all patents claiming priority thereto or serving as a basis for priority thereof), utility models, industrial designs, and inventions, and all applications and registrations therefor and all inventions, invention disclosures, and discoveries described in any such applications and registrations (“Patents”);

(iii) specifications, compositions and combinations of ingredients, methods of use, processing requirements, and methods of manufacturing a product (“Formulas”);

(iv) trade secrets, know-how and other proprietary or confidential information (including information relating to Formulas, technical data, software, processes, methods, ideas, discoveries, designs and improvements) (“Trade Secrets”); and

(v) rights of publicity.

(ww) “Owned or Controlled” means, with respect to a Party’s entitlement to license IP Rights hereunder, the possession by that Party of rights sufficient to grant the specified rights in the IP Rights (without incurring liability to or a duty to provide consideration to any third Person).

(xx) “Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or Governmental Entity or other entity.

(yy) “Personnel” means, as to any Person, its and its Affiliates’ officers, directors, employees, attorneys, accountants, advisors, agents and subcontractors.

(zz) “Pipeline Product” means any product under development by Avon International or its Subsidiaries for which development and commercialization efforts necessary to prepare such product for sale to consumers in the North America Region or International Region has not been completed as of the Effective Date.

(aaa) “Protected Entity” means any distributor, reseller, Subcontractor or Independent Sales Representative of Avon NA or any of its Subsidiaries solely with respect to such Person’s activities in connection with products or services incorporating any NA Licensed IP Rights under this Agreement.

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(bbb) “Quality Review Materials” means, with respect to any product, package, label, specification or commercial material containing any product claim, any and all (i) information and materials regarding the evaluation of such product, package, label, specification or material, including any reports, studies, analysis, tests, comparisons, evaluations, and measurements, (ii) protocols, specifications, and methodologies used to perform any of the foregoing, (iii) results, observations and notes with respect to any of the foregoing, and (iv) drafts of any of the foregoing.

(ccc) “R&D License” means any license of IP Rights granted by Avon International to Avon NA pursuant to the Research and Development Agreement.

(ddd) “Registered Existing North America IP” means any registrations or applications for registration of any Existing North America IP or Trademark Extension.

(eee) “Registered New International IP” means any registrations and applications for registration of any New International IP related to a New International Product for which Avon NA’s license has become effective as provided in Section 4.02.

(fff) “Registered New North America IP” means any registrations and applications for registration of any New North America IP related to a New North America Product for which Avon International’s license has become effective as provided in Section 4.02.

(ggg) “Restricted Business” means the categories set forth on Schedule E.

(hhh) “Restricted Persons” means the Persons set forth on Schedule F, any of their respective Affiliates (except Licensee) or any successor to any of the foregoing (except Licensee).

(iii) “Separately Licensed IP” means any and all IP Rights in images contained in the Catalox Database and the Envoy Database, including any and all publicity rights related thereto.

(jjj) “Specified Quality Brands” means the brands listed on Schedule J of this Agreement.

(kkk) “Subcontractor” means an independent third party whom a Party contracts to perform, on behalf of such Party, one or more of the Party’s obligations or rights under this Agreement.

(lll) “Subsidiary” means, with respect to any Person, any other Person Controlled by the first Person. For the avoidance of doubt, from and after the Closing, (i) each of the Transferred Subsidiaries shall be deemed to be Subsidiaries of Avon NA and (ii) none of Avon NA or the Transferred Subsidiaries shall be deemed to be Subsidiaries of Avon International.

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(mmm)“Trademarks” means all trademarks, service marks, trade names, rights in trade dress, corporate names, certification marks, collective marks, and other source identifiers or indicia of origin, and all applications, registrations and renewals therefor, together with the goodwill associated with any of the foregoing.

(nnn) “Trademark Extensions” means any Trademark that is derived from or is confusingly similar to a Trademark included in the Existing North America IP.

(ooo) “Transaction Documents” has the meaning set forth in the Separation and Investment Agreement.

(ppp) “Transferred Subsidiaries” means, together, Avon Canada and CFC Blocker.

(qqq) “Transition Services Agreement” has the meaning set forth in the Separation and Investment Agreement.

ARTICLE II

License Grants; Sublicensing; Non-Assertion; Ownership

SECTION 2.01. Licenses to Avon NA.

(a) Trademarks. Avon International hereby grants on behalf of itself and its Subsidiaries to Avon NA and its Subsidiaries (except for Avon Canada) the perpetual, irrevocable, transferable (subject to Section 11.09), sublicensable (subject to Section 2.03):

(i) sole and exclusive (subject only to the rights expressly retained by Avon International under Section 5.01), royalty-free, fully paid-up right and license under all Trademarks included in the Existing North America IP and under all Trademark Extensions to use, reproduce and display such Trademarks and Trademark Extensions solely in the North America Region (except with respect to the rights granted to Avon NA under Section 2.01(a)(i)(b)) to conduct the Avon NA Business, including, for the avoidance of doubt, the right to: (a) incorporate such Trademarks and Trademark Extensions in the business name and Corporate Identity of Avon NA and (b) use, reproduce and display any such Trademark or Trademark Extension in the International Region to conduct the Avon NA Business, solely to the extent such use in the International Region is incidental to a use, or a natural extension thereof, that (X) is directed to the North America Region and is usual and customary in the conduct of the Avon NA Business and (Y) could not reasonably be prevented by Avon NA or any of its Subsidiaries without severely limiting such use described in Section 2.01(a)(i)(b)(X); and

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(ii) non-exclusive, royalty-bearing, right and license under any Trademarks included in the New International IP, effective as of the applicable Request Date, to use, reproduce and display such Trademarks solely in the North America Region to conduct the Avon NA Business including, for the avoidance of doubt, the right to: (a) incorporate such Trademarks and Trademark Extensions in the business name and Corporate Identity of Avon NA and (b) use, reproduce and display any such Trademark or Trademark Extension in the International Region to conduct the Avon NA Business, solely to the extent such use in the International Region is incidental to a use, or a natural extension thereof, that (X) is directed to the North America Region and is usual and customary in the conduct of the Avon NA Business and (Y) could not reasonably be prevented by Avon NA or any of its Subsidiaries without severely limiting such use described in Section 2.01(a)(i)(b)(X).

(b) Domain Names. Avon International hereby grants on behalf of itself and its Subsidiaries to Avon NA and its Subsidiaries (except for Avon Canada) a perpetual, irrevocable, exclusive (subject to the rights expressly retained by Avon International under Section 2.01(b)(ii) and Section 5.01), transferable (subject to Section 11.09), sublicensable (subject to Section 2.03), royalty-free, fully paid-up license to use:

(i) the Domain Names included in the Existing North America IP, other than the Avon Domain, solely in connection with the conduct of the Avon NA Business (including by hosting and operating servers or sites accessible under such Domain Names for such purposes), and solely with respect to websites targeted to consumers in the North America Region and through which products are shipped only to consumers with a shipping address in the North America Region. For the avoidance of doubt, nothing set forth in this Agreement shall limit Avon NA’s right to register or use any Domain Names, in connection with the Avon NA Business or otherwise, that do not incorporate and are not confusingly similar to Trademarks or Domain Names included in the Licensed IP Rights. Upon the reasonable request of Avon NA, (A) to the extent that Avon NA identifies any Domain Name that incorporates or is confusingly similar to Trademarks or Domain Names included in the Licensed IP Rights that is available for registration, then Avon International shall, at Avon NA’s sole expense, register such Domain Name, and the same shall be licensed to Avon NA on the terms set forth above, provided that registration of such Domain Name would not reasonably be expected to violate the IP Rights of any third Person; and (B) to the extent any Domain Name is registered to Avon International and not used or planned to be used in the Avon International Business, and does not include any country-specific or product-specific identifier only pertaining to the Avon International Business, such Domain Name shall be licensed on the terms set forth above.

(ii) the Avon Domain solely in connection with the conduct of the Avon NA Business (including by hosting and operating servers or sites accessible under the Avon Domain for such purposes), and solely with respect to websites targeted to consumers in the North America Region and through which products are shipped only to consumers with a shipping address in the North America Region. The license granted to Avon NA pursuant to Section 1.02(b)(ii) shall be exclusive to Avon NA solely to the extent that the use of the Avon Domain is targeted only to consumers in the North America Region. Avon NA hereby agrees that it will not use any country domain suffix or prefix in connection with the Avon Domain (e.g. “uk.avon.com” or “avon.com.uk”), except for

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the country domain suffixes or prefixes corresponding to jurisdictions in the North America Region. Avon International hereby agrees that it will not use any country domain suffix or prefix corresponding to jurisdictions in the North America Region in connection with the Avon Domain (e.g. “us.avon.com” or “avon.com.us”). Notwithstanding anything to the contrary in this Agreement, Avon International shall retain all of its right, title and interest in and to the Avon Domain that is not expressly granted to Avon NA by this Section 1.02(b)(ii). For the avoidance of doubt, but subject to the provision of email services using email addresses not ending in “avon.com” after the end of email services under the Transition Services Agreement, Avon International will retain worldwide exclusive rights to use the Avon Domain in email addresses, including sole and exclusive ownership thereof and all rights therein related to the conduct of the International Business.

(c) Other IP Rights. Avon International hereby grants on behalf of itself and its Subsidiaries to Avon NA and its Subsidiaries (except for Avon Canada) the perpetual, irrevocable, transferable (subject to Section 11.09), sublicensable (subject to Section 2.03):

(i) sole and exclusive (subject only to the rights expressly retained by Avon International under Section 5.01), royalty-free, fully paid-up right and license under all Other IP Rights included in the Existing North America IP to conduct the Avon NA Business, including, for the avoidance of doubt, the rights:

(a) to make, Have Made, use, import, offer for sale, lease, sell or otherwise exploit or transfer or dispose of any products or services solely in the North America Region under any Patents or Trade Secrets included in the Existing North America IP, and to practice solely in the North America Region any method claimed in any such Patents in connection with the foregoing,

(b) under any Patents or Trade Secrets included in the Existing North America IP, to make, Have Made, and import any products or services outside the North America Region solely for sale to consumers in the North America Region, and to practice in the International Region any method claimed in any such Patents solely in connection with the foregoing, and

(c) to use, distribute, reproduce, modify, display, perform, prepare derivative works based on, or otherwise exploit any Copyrights included in the Existing North America IP solely in the North America Region to conduct the Avon NA Business;

(ii) non-exclusive, royalty-bearing (as provided in Article IV) license under all Other IP Rights included in the New International IP, effective as of the applicable Request Date, to conduct the Avon NA Business, including, for the avoidance of doubt, the rights

(a) to make, Have Made, use, import, offer for sale, lease, sell or otherwise transfer or dispose of any products solely in the North America Region under any Patents or Trade Secrets included in the New International IP, and to practice solely in the North America Region any method claimed in any such Patents in connection with the foregoing,

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(b) under any Patents or Trade Secrets included in the New International IP, to make and Have Made any products outside the North America Region solely for sale to consumers in the North America Region, and to practice in the International Region any method claimed in any such Patents solely in connection with the foregoing, and

(c) to use, reproduce, modify, display, perform, prepare derivative works based on or otherwise exploit any Copyrights included in the New International IP solely in the North America Region to conduct the Avon NA Business.

(d) Exclusivity. The exclusive rights and licenses identified in Section 2.01 (except for those granted in Section 2.01(b)) are exclusive to Avon NA and its Subsidiaries, including to the exclusion of Avon International and its Subsidiaries (subject only to the rights expressly retained by Avon International under Section 5.01).

SECTION 2.02. Licenses to Avon International.

(a) Trademarks. Avon NA hereby grants on behalf of itself and its Subsidiaries to Avon International and its Subsidiaries a perpetual, irrevocable, non-exclusive, transferable (subject to Section 11.09), sublicensable (subject to Section 2.03), royalty-bearing (as provided in Article IV) license under all Trademarks included in the New North America IP, effective as of the applicable Request Date, to use, reproduce and display such Trademarks solely in the International Region to conduct the Avon International Business.

(b) Other IP Rights. Avon NA hereby grants on behalf of itself and its Subsidiaries to Avon International and its Subsidiaries a perpetual, irrevocable, non-exclusive, transferable (subject to Section 11.09), sublicensable (subject to Section 2.03), royalty-bearing (as provided in Article IV) license under all Other IP Rights included in the New North America IP, effective as of the applicable Request Date, to conduct the Avon International Business, including, for the avoidance of doubt, the rights (i) to make, Have Made, use, import, offer for sale, lease, sell or otherwise transfer or dispose of any products and services solely in the International Region under any Patents or Trade Secrets included in the New North America IP, and to practice solely in the International Region any method claimed in any such Patents in connection with the foregoing, (ii) under any Patents or Trade Secrets included in the New North America IP to make and Have Made any products in the North America Region solely for sale to consumers in the International Region, and to practice in the North America Region any method claimed in any such Patents solely in connection with the foregoing, and (iii) to use, reproduce, modify, display, perform, prepare derivative works based on or otherwise exploit any Copyrights included in the New North America IP solely in the International Region to conduct the Avon International Business.

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SECTION 2.03. Sublicensing and Licensing.

(a) Subject to this Section 2.03, each Licensee may grant sublicenses under the Licensed IP Rights to its Affiliates or to third parties; provided that, prior to the Restricted List Lock-Up Expiration Date (as defined in the LLC Agreement), Licensee may not grant any such sublicense to any Restricted Person. Any sublicense to a Subsidiary shall automatically terminate if the sublicensee ceases to be a Subsidiary of Licensee.

(b) Each Licensee’s right to grant sublicenses provided in Section 2.03(a) with respect to Trademarks and Formulas shall require the following for sublicenses to all Persons, including Subsidiaries and Subcontractors to which Avon NA has granted an express sublicense of IP Rights: (i) Licensee shall provide on a reasonable basis, no less frequently than once per semi-annual period, a summary report of the sublicensing activity that has become newly effective in the previous six (6) months (including, at minimum, the effective date and term of each sublicense, the identity of all sublicensees thereto, and the Licensed IP subject thereof); (ii) Licensee shall be responsible for compliance by such sublicensee with the terms and conditions of this Agreement to the same extent as Licensee’s own compliance; (iii) the sublicensee shall not be a Person that Licensee knows, or has reason to believe, intends to export, sell, offer for sale, lease or otherwise transfer or dispose of Licensee’s products (incorporating Licensed IP Rights) outside the North America Region or International Region, as applicable; (iv) with respect to sublicenses granted by Avon NA, the sublicensee shall not be permitted to exercise any Licensed IP Rights in a manner that would benefit a Restricted Person in a manner that would, if the same action were taken by Avon NA, constitute a breach of this Agreement; and (v) Licensee shall promptly notify Licensor of any material breach by the sublicensee of the terms related to the Licensed IP Rights of its sublicense of which Licensee becomes aware, and Licensee and Licensor shall cooperate, at Licensee’s expense, in causing the sublicensee to remedy such material breach as appropriate.

(c) Each Licensee’s right to grant sublicenses provided in Section 2.03(a) with respect to Trademarks and Formulas shall require, in addition to the requirements described in Section 2.03(b), the following for sublicenses to Persons that are not Subsidiaries and are not solely Subcontractors: (i) Licensee shall provide advance written notice to Licensor of the identity of the intended sublicensee; (ii) such sublicensee shall agree in writing that it is subject to the terms of this Agreement applicable to the rights sublicensed to such sublicensee; (iii) Licensee shall include a provision in any agreement with any distributor, representative, or reseller expressly prohibiting such distributor, representative, or reseller from selling, offering for sale, leasing or otherwise transferring or disposing of any product of Licensee (incorporating Licensed IP Rights) outside of the North America Region or International Region, as applicable; (iv) such sublicense shall be subordinate to the terms and conditions of this Agreement; and (v) such sublicense shall require sublicensee to keep records and submit reports to Licensor of the same type and at the same time as required by Section 4.03, to the extent applicable.

(d) Notwithstanding anything in this Agreement to the contrary, no action taken by Licensor against Licensee shall prejudice such Licensor’s rights against any sublicensee. Notwithstanding any sublicense, each Licensee shall remain liable for the fulfillment of all obligations under this Agreement and for any acts and omissions of any sublicensee at any tier to the same extent as it would in the absence of such sublicense.

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(e) Avon International shall require the following for its future or renewing non-Subsidiary licensees and their sublicensees of Trademarks included in the Existing Non-North America IP and Trademark Extensions (excluding Avon NA) throughout the world (“International Licensees”): (i) Avon International shall use good faith efforts to provide advance written notice to Avon NA of the identity of each intended International Licensee; (ii) Avon International shall be responsible for compliance by such International Licensee with the provisions of Section 3.01(a) to the same extent as Avon International’s own compliance therewith; (iii) Avon International shall expressly exclude from any license of Existing Non-North America IP to such International Licensee the use of Existing Non-North America IP in products or services sold, offered for sale, leased or otherwise transferred or disposed of in the North America Region; and (iv) Avon International shall include a provision in any agreement with any distributor, representative, or reseller expressly prohibiting such distributor, representative, or reseller from selling, offering for sale, leasing or otherwise transferring or disposing of any product or services in the North America Region. Notwithstanding any license, Avon International shall remain liable for the fulfillment of all its obligations under this Agreement as it would in the absence of such license.

SECTION 2.04. Sales Outside North America or International Region.

(a) Avon NA shall use reasonable efforts to monitor, detect and prevent (i) any direct or indirect export, sale, offer for sale, lease or other transfer or disposition of any product of Avon NA outside of the North America Region (including any substantial distribution of such products by any Independent Sales Representative of Avon NA to family members or other personal acquaintances residing outside of the North America Region), and (ii) recruitment by any Independent Sales Representative of Avon NA of any Independent Sales Representative located outside of the North America Region. In the event Avon NA or any of its permitted sublicensees discovers any actual or suspected occurrence of any of the activities described in clauses (i) and (ii) herein, Avon NA agrees to promptly notify Avon International in writing and cooperate with Avon International in taking all reasonable measures necessary to prevent and address any such occurrence that has, or is suspected to have, taken place.

(b) Upon request from Avon NA or upon Avon International discovering any actual or suspected occurrence of any of the activities listed in (i) or (ii) below, Avon International agrees to cooperate with Avon NA in taking all reasonable measures necessary to prevent and address any of the following occurrences that have or are suspected to have taken place: (i) any direct or indirect export, sale, offer for sale, lease or other transfer or disposition of any product or service of Avon International or International Licensees in the North America Region (including any substantial distribution of such products by any Independent Sales Representative of Avon International to family members or other personal acquaintances residing outside of the International Region), and (ii) recruitment by any Independent Sales Representative of Avon International of any Independent Sales Representative located in the North America Region.

(c) Notwithstanding anything to the contrary in this Agreement, on-selling by Independent Sales Representatives from the North America Region to the International Region, or from the International Region to the North America Region, shall be considered unlicensed activity under this Agreement, to the extent such on-selling is not an accepted business practice

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of Avon International as of the Closing or within the six-month period immediately prior to Closing. The Parties hereby agree that the sole remedy available to a Party adversely affected by any occurrence of on-selling described in the immediately preceding sentence shall be a direct claim against the Independent Sales Representative. For the avoidance of doubt, nothing in this Section 2.04(c) shall be interpreted to limit the scope of the each Party’s obligations under Section 2.04(a) and Section 2.04(b), as applicable.

SECTION 2.05. Third-Party IP Rights. With respect to any IP Rights that would be included in the Licensed IP Rights licensed to either Licensee under this Agreement but for the fact that Licensor cannot grant the requisite rights to Licensee thereunder without incurring liability to or a duty to provide consideration to a third Person: (i) a true and complete list of all such material IP Rights included in the Existing North America IP (other than rights expressly retained by Avon International under Section 5.01) are disclosed in Schedule G to this Agreement, provided that, with respect to rights in software, inclusion of such material rights in Schedule G is limited to Avon International’s knowledge thereof; and (ii) Licensor and Licensee shall cooperate with one another and use reasonable best efforts in attempting to obtain any consent or approval required from such third Person for such IP Rights to be included in the Licensed IP Rights (which in the case of Licensor shall include the obligation to pay applicable third parties (at Licensor’s expense) any non-material amounts that are reasonably necessary to be paid in order to obtain such consent); provided that Licensor receives the prior consent of Licensee (not to be unreasonably withheld, conditioned or delayed) prior to making any such payment), provided further that granting a license to such IP Rights under the Transition Services Agreement shall satisfy the requirements of this Section 2.05(ii). If such third Person’s consent or approval is obtained, then the subject IP Rights shall be deemed included in the Licensed IP Rights granted to Licensee under the relevant provisions of this Agreement or under the relevant provisions of the Transition Services Agreement, in each case, as applicable, from the date of such consent or approval (subject to any terms and conditions applicable to such IP Rights under any agreements with such third Person disclosed to Licensee).

SECTION 2.06. Ownership. As between the Parties, all right, title and interest in and to the Existing North America IP, Trademark Extensions and New International IP are and shall remain the exclusive property of Avon International and its Subsidiaries, and all right, title and interest in and to the New North America IP are and shall remain the exclusive property of Avon NA and its Subsidiaries, in each case subject only to the licenses expressly set forth in this Agreement. Except for the rights and licenses expressly set forth in this Agreement, this Agreement does not, by implication, estoppel or otherwise, grant (i) to Avon NA or any other person any right, title or interest in or to any IP Rights of Avon International, or (ii) to Avon International or any other person any right, title or interest in or to any IP Rights of Avon NA.

SECTION 2.07. Non-Assertion. Avon International and its Subsidiaries shall not assert against Avon NA or any of its Subsidiaries or any Protected Entity any claims of infringement, misappropriation or dilution: (a) of any Trade Secrets, Formulas or Patents Owned or Controlled by Avon International or its Subsidiaries not used in the conduct of the North America Business on or prior to the Effective Date (the “Unused Technology”) arising out of the use of Unused Technology by Avon NA, any of its Subsidiaries or any Protected Entity in the

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North America Region, in connection with the conduct of the North America Business; or (b) Trademarks owned by Avon International or its Subsidiaries not used in the conduct of the North America Business on or prior to the Effective Date (the “Unused Trademarks”); in the International Region solely to the extent required for manufacturing, packaging, labeling or exporting to the North America Region products manufactured in the International Region, or Unused Technology in connection with the research, development, manufacture and export of North America Products for ultimate marketing and sale in the North America Region. For the avoidance of doubt, the non-assertion described herein shall not apply with respect to the marketing, selling or other distribution to consumers of any product or service in the International Region. The Parties acknowledge and agree that the covenant in this Section 2.07 made by Avon International and its Subsidiaries in this Agreement attaches in rem to, and runs with, the Unused Technology and Unused Trademarks, and any subsequent purchaser of any of the Unused Technology or Unused Trademarks shall remain subject to such covenant. If Avon International or any of its Subsidiaries assigns, transfers, or conveys any of the Unused Technology or Unused Trademarks to any Person after the Effective Date, Avon International or its applicable Subsidiary shall use good faith efforts to include a clause in the corresponding assignment agreement with such Person that such Person is acquiring the applicable Unused Technology or Unused Trademarks subject to the covenant.

SECTION 2.08. Separately Licensed IP

(a) Avon International hereby grants on behalf of itself and its Subsidiaries to Avon NA and its Subsidiaries the perpetual, irrevocable, transferable, exclusive, sublicensable, (in each case subject to any restrictions in accordance with the terms of any existing agreements between or among Avon International or its Subsidiaries and any third Person), royalty-free, fully paid-up license to use in the North America Region, solely for the conduct of the Avon NA Business, all of the IP Rights Owned or Controlled by Avon International or its Subsidiaries in or to any image stored in the Catalox Database, solely to the extent Avon International or its applicable Subsidiary can license such Intellectual Property Rights to Avon NA without incurring liability to or a duty to provide consideration to any third Person (the “Catalox License”). Promptly upon Closing, Avon International shall deliver to Avon NA a true and complete copy of the Catalox Database including all images stored in the Catalox Database.

(b) Avon International hereby grants a perpetual, irrevocable, transferable, exclusive, sublicensable (in each case subject to any restrictions in accordance with the terms of any existing agreements between or among Avon International or its Subsidiaries and any third Person), royalty-free, fully paid-up license to use in the North America Region, solely for the conduct of the Avon NA Business, all of the IP Rights Owned or Controlled by Avon International or its Subsidiaries in each of the images stored in the Envoy Database as of the Effective Date (the “Existing Envoy Images”) and uploaded to the Envoy Database by Avon International after the Effective Date and marked as available to Avon NA (the “Avon International New Envoy Images”), provided that Avon NA shall not use any of the Existing Envoy Images or Avon International New Envoy Images in a manner inconsistent with the metadata in the Envoy Database for each such image (the “Envoy NA Image License”).

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(c) Avon NA shall indemnify and hold harmless the Avon International Indemnified Parties (as defined in Section 9.02), and defend such Avon International Indemnified Parties, from and against all Losses arising out of or resulting from any Claim by any third Person against such Avon International Indemnified Parties related to (i) Avon NA’s use of any Existing Envoy Image or Avon International New Envoy Image, except where such Losses are the direct result of Avon International providing inaccurate Envoy Database metadata with respect to the usage rights to such Existing Envoy Image or Avon International New Envoy Image, (ii) Avon International’s use of any image uploaded to the Envoy Database by Avon NA after the Effective Date and marked as available to Avon International (the “Avon NA New Envoy Images”), solely to the extent such Losses are the direct result of Avon NA providing inaccurate Envoy Database metadata with respect to the usage rights to such Avon NA New Envoy Image, and (iii) Avon NA’s use of software or other IP Rights (excluding IP Rights in Existing Envoy Images or Avon International New Envoy Images) in connection with the use of the Envoy Database. Notwithstanding anything to the contrary in clauses (i) or (ii) of this Section 2.08(c), to the extent the inaccurate Envoy Database metadata referenced therein is apparent on its face to be so inaccurate as to provide reasonable notice to an observer of its inaccuracy, the existence of such metadata in the Envoy Database shall expressly not be deemed as either Party “providing inaccurate Envoy Database metadata” solely as such phrase appears in clauses (i) or (ii) of this Section 2.08(c).

(d) Avon International shall indemnify and hold harmless the Avon NA Indemnified Parties (as defined in Section 9.03), and defend such Avon NA Indemnified Parties, from and against all Losses arising out of or resulting from any Claim by any third Person against such Avon NA Indemnified Parties related to (i) Avon International’s use of any Avon NA New Envoy Image, except where such Losses are the direct result of Avon NA providing inaccurate Envoy Database metadata with respect to the usage rights to such Avon NA New Envoy Image, and (ii) Avon NA’s use of any Existing Envoy Image or Avon International New Envoy Image, solely to the extent such Losses are the direct result of Avon International providing inaccurate Envoy Database metadata with respect to the usage rights to such Existing Envoy Image or Avon International New Envoy Image. Notwithstanding anything to the contrary in clauses (i) or (ii) of this Section 2.08(d), to the extent the inaccurate Envoy Database metadata referenced therein is apparent on its face to be so inaccurate as to provide reasonable notice to an observer of its inaccuracy, the existence of such metadata in the Envoy Database shall be expressly not be deemed as either Party “providing inaccurate Envoy Database metadata” solely as such phrase appears in clauses (i) or (ii) of this Section 2.08(d).

(e) Notwithstanding anything to the contrary in this Agreement, Avon International and its Subsidiaries (i) shall not be required by this Agreement to renew or secure any rights in the North America Region to any images stored in or uploaded to the Envoy Database, whether existing now or in the future, and (ii) hereby expressly disclaim any representations or warranties as to Avon NA’s ability to exploit (including the rights to reproduce, distribute, modify, display, perform, license or otherwise use) any IP Right granted to Avon NA pursuant to the Catalox License or the Envoy NA Image License or any other IP Right in any image stored in the Catalox Database or Envoy Database.

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SECTION 2.09. Delivery. Avon International shall deliver to Avon NA, (a)(i) on the Effective Date, to the extent not in the possession of Avon NA upon Closing and not accessible to and usable by Avon NA, in an electronic format reasonably acceptable to Avon NA, a copy of each Formula used by the North America Business at any point from 2011 through the Effective Date, all Formula-Related Information reasonably associated with such Formulas, and all other regulatory, claims, and testing data reasonably related to such Formulas, (a)(ii) after the Effective Date, and to the extent reasonably accessible to Avon International, upon reasonably timed requests of Avon NA, in an electronic format reasonably acceptable to Avon NA, a copy of each Formula used by the North America Business at any point from 2005 through 2010, all Formula-Related Information reasonably associated with such Formulas, and all other regulatory, claims, and testing data reasonably related to such Formulas, and to the extent not reasonably accessible, to Avon International, Avon International and Avon NA will use good faith efforts to achieve a work-around reasonably acceptable to both Parties, including by allowing Avon NA to insert personnel or a designee at Avon International to collect such information, and (a)(iii) after the Effective Date, upon reasonably timed requests of Avon NA and to the extent within Avon International’s reasonable possession, custody or control, in a format reasonably acceptable to Avon NA or the closest available format in which Avon International has stored such Formula-Related Information, a copy of each Formula used by the North America Business before 2005, all Formula-Related Information reasonably associated with such Formulas, and all other regulatory, claims, and testing data reasonably related to such Formulas; and (b) on the Effective Date, a full copy of the source code, object code, and any associated documentation (including developer notes) of any software included in the Licensed IP Rights or otherwise necessary to access or use the Formulas, in each case solely to the extent such source code, object code, or associated documentation (i) is necessary to access or use the Formulas and is available to Avon International (or would be available to Avon International upon using commercially reasonable efforts to obtain it) or (ii) is available to Avon International and can be delivered to Avon NA without requiring Avon International to incur liability to or a duty to provide consideration to any third Person.

ARTICLE III

Trademark Use and Quality Standards

SECTION 3.01. Quality Standards.

(a) Each Licensee and all permitted sublicensees shall only use a Trademark (or a Trademark Extension derivative thereof or confusingly similar thereto) included in the Licensed IP Rights in connection with products or services that (i) are developed, produced, manufactured, packaged, labeled, sourced, marketed, licensed, distributed, sold and maintained in material compliance with established Applicable Law, (ii) if marketed under any of the Specified Quality Brands, meet or exceed the Licensed IP Quality Standards for the product(s) or service(s) associated with such Trademark and (iii) if marketed under any other Trademark included in the Licensed IP, are materially consistent with the active ingredients and chemical composition identified in the Licensed IP Quality Standards for the product(s) or service(s) associated with such Trademark but not with regard to color or fragrance except where a change in color or fragrance would have a significant and adverse effect on the product’s marketability or on such Trademark.

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(b) Licensor may amend the Licensed IP Quality Standards from time to time in its reasonable discretion based solely on: (i) the need to comply with Applicable Law, (ii) a good faith concern about an environmental, health or safety risk, or (iii) good faith determination that amended standards will significantly improve the competitiveness of the applicable products or services, by providing reasonable advance written notice to Licensee; provided that (x) such Licensed IP Quality Standards and any amendments thereto shall be consistent with and no more onerous than the quality standards applicable to Licensor or any of its Affiliates with respect to its and their own use of the corresponding Trademarks in the North America Region or International Region, as applicable, (y) Licensor provides to Licensee reasonable assistance and reasonably detailed information as required to effect a reformulation of the applicable product to which the amended Licensed IP Quality Standards relate, and (z) solely if Licensor amends the Licensed IP Quality Standards as permitted under 3.01(b)(iii), Licensee may, at its sole option, comply with the Licensed IP Quality Standards as amended or with the Licensed IP Quality Standards without such amendments.

(c) Licensee may amend the Licensed IP Quality Standards:

(i) in the event that Licensee’s compliance with Section 3.01(a)(i) or Licensee’s reasonable need to address concerns relating to an environmental, health or safety risk (irrespective of whether an enacted or pending Applicable Law addresses such risk) would necessarily result in non-compliance with the Licensed IP Quality Standards described in Section 3.01(a)(ii) or Section 3.01(a)(iii) (such event, a “Quality Compliance Conflict”), solely to the extent necessary to resolve the Quality Compliance Conflict, provided that Licensee shall promptly provide written notice of such amendment to Licensor;

(ii) in the event that, with respect to a given product sold under any of the Specified Quality Brands, Licensee reasonably demonstrates to Licensor Licensee’s ability to manufacture or have manufactured a product that is substantially equivalent in visual appearance, texture and fragrance to the product sold under such Trademark and is in material compliance with established Applicable Law, provided that Licensee provides advance written notice of such change to Licensor.

(d) Without limiting any obligation under the R&D License, (i) each Party shall promptly notify the other Party of any actual, pending or reasonably foreseeable changes in Applicable Law in the North America Region, or potential environmental, health or safety risks, of which it becomes aware that relate to the production, manufacture, packaging, labelling, sourcing, marketing, licensing, distribution, sale or maintenance of products or services using any of the Formulas included in the Licensed IP Rights; and (ii) the Parties shall reasonably cooperate and coordinate with respect to identifying and mitigating any legal exposure or potential business interruption relating to such changes or such risks.

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SECTION 3.02. Samples.

(a) Upon Licensor’s reasonable request, Licensee shall submit to Licensor, at no cost or expense to Licensor, samples of any products, packages, labels, specifications or commercial materials containing any product claim used by Licensee or its permitted sublicensees, that (i) use, reproduce or display the Trademarks or Trademark Extensions included in the Licensed IP Rights and (ii) have not been manufactured by or for Licensor or its Affiliates (including Avon Products or its Subsidiaries prior to the Effective Date) or previously provided in substantially identical form or design (“Samples”). If Licensor reasonably determines that any Sample (A) does not materially comply with established Applicable Law, (B) does not, to the extent corresponding to a product or service marketed under a Specified Quality Brand, comply with the Licensed IP Quality Standards applicable to such Sample or (C) is not, if marketed under any other Trademark included in the Existing North America IP, generally consistent with the active ingredients, chemical compositions and, solely where a change in color and fragrance would have a significant and adverse effect on the products marketability, color and fragrance identified in the Licensed IP Quality Standards for the product(s) or service(s) associated with such Trademark, Licensor shall promptly provide written notice of such non-compliance to Licensee, including a reasonably detailed explanation of Licensor’s objections with respect to the relevant Sample, all Quality Review Materials regarding the Sample used to determine non-compliance with the Licensed IP Quality Standards or Applicable Law and any proposed changes or modifications that Licensor would suggest be made for Licensee or its designee to achieve compliance or material compliance, as applicable, with the Licensed IP Quality Standards or Applicable Law (such notice and related information, a “Quality Objection Notice”). Any such Quality Objection Notice shall be delivered to Licensee no later than ten (10) Business Days from Licensor’s receipt of the Samples, provided that if Licensor becomes aware that it will require additional time to complete such evaluation, Licensor may request (no later than five (5) Business Days subsequent to receipt of such Samples) a reasonable extension of time to complete such evaluation, which, solely to the extent Licensor has taken all commercially reasonable measures toward completing its evaluation of the Samples, Licensee shall not unreasonably deny. If Licensor fails to provide a Quality Objection Notice within ten (10) Business Days from Licensor’s receipt of the Samples (or such later time as approved by Licensee), Licensee shall be deemed to have complied with the applicable Licensed IP Quality Standards or Applicable Law with respect to such Samples, subject to any determination of non-compliance by a Governmental Entity of competent jurisdiction or a change to Applicable Law that reasonably would result in such Sample not being in compliance therewith. Upon receipt of a Quality Objection Notice, Licensee shall use reasonable efforts to implement corrective measures to cure the material non-compliance therein and Licensee may at its election resubmit such corrected Sample, except as otherwise agreed by the Parties in accordance with Section 3.02(c). Notwithstanding anything to the contrary in this Article III, in the event Licensee is not in compliance with any Licensed IP Quality Standards applicable to a product or service, and Licensee ceases to use, reproduce or display a Trademark or Trademark Extension included in the Licensed IP Rights in connection with the products, packages, labels, specifications and commercial materials containing any product claim corresponding to such product, then Licensee shall not be deemed in breach of any provision herein directly related to non-compliance with Licensed IP Quality Standards.

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(b) Upon determination by a Governmental Entity of competent jurisdiction that, with regard to the development, production, manufacture, packaging, labeling, sourcing, marketing, licensing, distribution, sale and maintenance of a product or service in connection with a Trademark or Trademark Extension included in the Licensed IP Rights, (i) Licensee is not in material compliance with established Applicable Law or (ii) in the event such Trademark directly corresponds to a Specified Quality Brand, Licensee is not in compliance with the Licensed IP Quality Standards applicable to such product or service (except to the extent such non-compliance is caused by Avon International or its Subsidiaries), then in each case Licensee agrees to, and agrees to cause its permitted sublicensees to, promptly cease using, reproducing and displaying the applicable Trademarks or Trademark Extensions in connection with the products, packages, labels, specifications and commercial materials containing any product claim corresponding to the applicable noncompliant Sample, until such time as a revised Sample thereof has been reasonably approved by Licensor as compliant with the Licensed IP Quality Standards or Applicable Law (or determined by a Governmental Entity of competent jurisdiction to be in compliance with Applicable Law, if earlier). For the purposes of this Section 3.02(b), the Parties recognize and hereby agree that any non-compliance by Licensee as described in clauses (i) or (ii) herein shall be deemed to give rise to a presumption of irreparable harm to Licensor.

(c) If Licensee reasonably does not agree that any Sample does not comply with the Licensed IP Quality Standards applicable to such Sample or with Applicable Law, or Licensor reasonably does not agree that, within ten (10) Business Days after Licensor’s receipt of the corrected Sample from Licensee, Licensee’s corrective measures have cured any such non-compliance, Licensee or Licensor, as applicable, may escalate the issue to be resolved between executives of Licensor and Licensee of suitable authority. If the executives of Licensee and Licensor do not resolve the issue within twenty (20) Business Days after such escalation, each Party retains all other rights and remedies available to it under this Agreement.

SECTION 3.03. Trademark Use Guidelines.

(a) Each of Avon International and Avon NA shall (and each shall ensure that its permitted sublicensees shall) use, reproduce and display the Avon Corporate Logo and the Avon Brand Logo in material compliance with the Licensed Trademark Use Guidelines set forth on Schedule I. Upon receiving written notice from Licensor that any use by Licensee (or its permitted sublicensee) of a Trademark included in the Licensed IP Rights is not in material compliance with the Trademark Use Guidelines and a reasonably detailed explanation of the material non-compliance, Licensee shall use reasonable efforts to promptly implement corrective measures to cure the material non-compliance identified therein.

(b) In the event Licensor amends the Licensed Trademark Use Guidelines, Avon NA shall (and shall ensure that its permitted sublicensees shall) either use, reproduce and display the Avon Corporate Logo and the Avon Brand Logo in material compliance (i) solely with the amended Licensed Trademark Use Guidelines or (ii) solely with Licensed Trademark Use Guidelines set forth on Schedule I.

(c) Avon International agrees to consider in good faith requests by Avon NA to modify or replace the Avon Corporate Logo or the Avon Brand Logo, provided that Avon International shall not be required to consider more than one proposal in any six (6) month period, and provided further that any such request can be approved or denied by Avon International in its sole discretion.

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SECTION 3.04. Non-Degradation.

(a) Each Licensee agrees that in connection with all uses by Licensee or permitted sublicensees of the Trademarks or Trademark Extensions included in the Licensed IP Rights, and all products and services offered in connection therewith, Licensee and any permitted sublicensee: (i) shall not make any statements that are misleading as to the quality of the products or services, or that cause confusion with the business or identity of a Person (provided that the use by Licensee and its permitted sublicensees of the Trademarks or Trademark Extensions included in the Licensed IP Rights within the scope of the licenses granted pursuant to this Agreement shall not be deemed to cause confusion as to the business or identity of any Person), (ii) shall be in compliance with all Judgments, (iii) shall not enter into any agreement that conflicts with, results in any breach of, or constitutes a default under, the terms and conditions of this Agreement, (iv) shall not do, omit to do, or permit to be done, any act that will invalidate any registration of any Trademark, Trademark Extension or other associated IP Rights included in the Licensed IP Rights, (v) shall not do any act that will cause substantial damage to a Specified Quality Brand, provided (A) any Licensee or sublicensee shall not be deemed to have caused substantial damage to a Specified Quality Brand by exercising its rights under this Agreement, (B) the occurrence of an ordinary adverse event in the conduct of the Licensee’s or sublicensee’s business or an act outside the reasonable control of Licensee or sublicensee cannot be the basis for an allegation of substantial damage under this Section 3.04, (C) upon learning of any act that will cause substantial damage to a Specified Quality Brand, Licensor shall promptly give notice to the Licensee or sublicensee, (D) such Licensee or sublicensee shall have a reasonable period of time to remedy such act before Licensor seeks to enforce any rights under this Agreement in connection with the act that violates Section 3.04 but without limiting Licensor’s rights to enforce under this Agreement should that same violate another section of this Agreement, and (E) the burden to prove substantial damage to a Specified Quality Brand under this Section 3.04 is on the Licensor and must be met by clear and convincing evidence, (vi) shall not file applications to register any Trademarks or design patent registrations that consist in whole or in part of, or are confusingly similar to, the Trademarks or Trademark Extensions included in the Licensed IP Rights, or assist any Person in doing the same, and (vii) shall not contest, challenge, or otherwise take any action adverse to Licensor’s ownership of or rights in and to the Trademarks or Trademark Extensions included in the Licensed IP Rights, or assist any Person in doing the same.

(b) In the event that Avon NA notifies Avon International that an International Licensee, with respect to any Trademark included in the Existing Non-North America IP, has engaged in conduct that would result in a breach of Section 3.04(a) were such conduct engaged in by Avon International with respect to any Trademark included in the International IP Rights, Avon International agrees to cooperate with Avon NA in taking commercially reasonable measures necessary to prevent and address such conduct.

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(c) Each Licensee shall perform periodic inspections, at reasonable intervals, for products and services offered and/or performed by any permitted sublicensee licensed under any Trademarks or Other IP Rights included in the Licensed IP Rights to ensure compliance with this Article III, provided, however, that such periodic inspections will not be required for (i) any product that has been manufactured at its present manufacturing facility or (ii) any service that has been made commercially available, in each case of (i) and (ii) for at least three (3) consecutive months.

(d) Each Licensee agrees that any and all goodwill that accrues based on any and all uses of Trademarks or Trademark Extensions included in the Licensed IP Rights, or by operation of law or otherwise, shall accrue solely for the benefit of Licensor, and Licensee shall be deemed and hereby irrevocably assigns such goodwill to Licensor without any further action by either Party. For the avoidance of doubt, “goodwill” as used in this Section 3.04(d) does not include lists of customers or Independent Sales Representatives or related data.

(e) Conduct of the Business. Notwithstanding anything to the contrary in this Agreement, and except to the extent prohibited by Applicable Law, Avon NA may continue any past business practice of the North America Business without liability or recourse under this Agreement.

ARTICLE IV

Royalties; Minor Improvements; Audit Rights

SECTION 4.01. Information on New Products. After the Effective Date, to the extent either Party is interested in obtaining a license to a commercially available New International Product or New North America Product, as applicable, the other Party shall use commercially reasonable efforts to provide (subject the confidentiality obligations set forth in Article VIII) any information reasonably requested by the requesting Party in respect thereof to enable the requesting Party to evaluate whether to request a license under Section 4.02 (to the extent such information is in the providing Party’s possession and can be disclosed without incurring liability to any third Person or violating any Applicable Law or Judgment).

SECTION 4.02. Request to Make New License Rights Effective.

(a) If either Party, after obtaining information regarding any New International Product or New North America Product pursuant to Section 4.01, wishes to make effective its rights in respect thereof under the licenses granted in Sections 2.01 or 2.02, as applicable, it shall make such request in writing to the other Party, and such licenses shall be effective upon the date the other Party receives such request. From the date such request is received by the Licensor as to a particular New International Product or New North America Product (a “Request Date”), the notifying Party shall be entitled to exercise its rights under Section 2.01 or 2.02 with respect to the New International IP or New North America IP related to such product, as applicable, and shall be obligated to pay royalties for use of the same as provided in Section 4.03; provided, however, that all rights, entitlements and obligations of the Parties, solely to the extent related to the making of or compliance with any request pursuant to Section 4.01, Section 4.02(a), Section 4.02(b) or Section 4.04 shall immediately terminate upon a change of control of either Party.

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(b) Within a commercially reasonable time following the Request Date, the other Party shall provide to the notifying Party the material information in its possession (to the extent such information can be disclosed without incurring liability to any third Person or violating any Applicable Law or Judgment) reasonably pertaining to the New International Product or New North America Product as applicable, including formulation, branding and packaging information.

(c) Without limiting Section 3.01(d), the other Party will have no obligation to undertake any research, development or any other effort in support of the notifying Party to commercialize, reformulate or otherwise use the New International or New North America IP licensed pursuant to this Section 4.02.

SECTION 4.03. Royalties.

(a) In consideration of the rights and licenses granted by Avon International to Avon NA under Sections 2.01(a)(ii) and 2.01(c)(ii), Avon NA shall pay to Avon Products, a royalty of four per cent (4%) of the invoiced price of the total sales realized by Avon NA (or an Affiliate, agent or sublicensee thereof, as appropriate) of each Avon NA Covered Product sold on or after the associated Request Date, less Excluded Costs.

(b) In consideration of the rights and licenses granted by Avon NA to Avon International under Section 2.02, Avon International shall pay to Avon NA a royalty of four per cent (4%) of the invoiced price of the total sales realized by Avon International (or an Affiliate, agent or sublicensee thereof, as appropriate) of each Avon International Covered Product sold on or after the associated Request Date, less Excluded Costs.

(c) The royalties owed under Section 4.03(a) and 4.03(b) (each a “Royalty Fee”) shall be paid within sixty (60) days after the end of each quarter of the calendar year, and each Party shall submit a royalty report to the other Party which sets forth the details of the calculation of the Royalty Fee owed by such Party (the “Royalty Paying Party”) for such quarter, together with a payment to the other Party (the “Royalty Receiving Party”) for the Royalty Fee due with respect to such quarter, to be paid in U.S. dollars (or, if necessitated by legal or tax concerns, other reasonable currency) in immediately available funds to the bank account of the Royalty Receiving Party designated by the Royalty Receiving Party in writing. For purposes of determining the Royalty Fee due and payable in U.S. dollars (or other reasonable currency), the exchange rate shall be determined at the date on which the Royalty Fee is remitted by the Royalty Paying Party.

(d) If any products on which royalties are due under this Section 4.03 are subsequently returned to a Royalty Paying Party (or an Affiliate, agent or sublicensee thereof, as appropriate) and refunded after the Royalty Fee payment in respect of such sales has been made to the Royalty Receiving Party, the relevant proportion of the Royalty Fee will be deducted from the next Royalty Fee due to the Royalty Receiving Party, and the details of the same will be provided by the Royalty Paying Party in its next royalty report.

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SECTION 4.04. Minor Improvements. For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, neither Avon NA nor Avon International shall be obligated to pay a royalty with respect to any modifications or improvements based on, using or derived from any Other IP Rights included in the Existing North America IP, except for such modifications or improvements that result in a material alteration of an Existing North America Product or a Formula associated therewith (such as the replacement of the principal active ingredient(s) that are material for product functionality and marketing claims, or a noticeable alteration of product appearance and fragrance) (such modifications and improvements on which no royalties are owed, “Minor Improvements”). Avon NA hereby grants on behalf of itself and its Subsidiaries to Avon International a license to all such Minor Improvements of Avon NA and its Subsidiaries on the same terms and conditions applicable to the license grant to Avon International in Section 2.02 (other than the obligation to pay royalties), and Avon International hereby grants on behalf of itself and its Subsidiaries to Avon NA a license to all such Minor Improvements of Avon International and its Subsidiaries on the same terms and conditions applicable to the license grants to Avon NA in Sections 2.01(a)(ii) and 2.01(c)(ii) (other than the obligation to pay royalties).

SECTION 4.05. Taxes. The consideration and payment set forth in Section 4.03 shall be paid without deduction of any taxes levied against such consideration and payment imposed by any applicable tax authority; provided, however, that each Party is responsible for its own income taxes, corporate taxes and applicable franchise taxes. The Parties further acknowledge and agree that no withholding tax obligation should apply with respect to the payments to be made to either Party hereunder, provided that each Party cooperates with the other Party in providing and completing in a timely manner, in a form acceptable to the applicable tax authorities, all forms that must be filed with such tax authorities in order to avoid withholding obligations.

SECTION 4.06. Late Payments. In the event payments due under this Agreement are not received by a Royalty Receiving Party by the due date, the Royalty Paying Party shall pay to Royalty Receiving Party interest on the overdue payment from the date such payment was due to the date of actual payment at a rate of 1.5% per month, or if lower, the maximum amount permitted under Applicable Law.

SECTION 4.07. Non-Payment. If a Royalty Paying Party commits any breach or default with respect to its royalty obligations under Section 4.03 and fails to remedy such breach or default (including payment of all accrued interest on late payments) within six (6) months after written notice thereof by the Royalty Receiving Party, the royalty rate and late payment interest rate applicable to the Royalty Paying Party under this Article IV shall immediately increase to eight per cent (8%) and three per cent (3%) respectively, for the duration of the period until the Royalty Paying Party fully remedies its breach or default. If the Royalty Paying Party does not remedy such breach or default within one (1) year after written notice thereof by the Royalty Receiving Party, the Royalty Paying Party and its permitted sublicensees shall be prohibited from using, reproducing, and displaying the applicable Trademarks or any associated Other IP Rights licensed to the Royalty Paying Party under the New International IP or New North America IP, as appropriate, and such licenses granted hereunder to the Royalty Paying Party to use, reproduce or display such Trademarks or associated Other IP Rights shall be suspended until the Royalty Paying Party fully remedies its breach or default.

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SECTION 4.08. Audit Rights.

(a) Each Party shall, during the Term and for so long thereafter as any royalties under this Agreement have been incurred but are unpaid, keep and maintain books and records in accordance with its standard accounting procedures to verify the applicable Royalty Fees owed during the Term as may be reasonably required to confirm the royalties payable under this Agreement.

(b) Each Party shall have the right during such period, on ten (10) Business Days advance written notice and not more than once in any twelve (12) month period, to have an independent accounting firm that is mutually selected by both Parties (the “Auditor”) examine such books and records of the Royalty Paying Party during such Party’s normal business hours solely to verify the accuracy of the royalty reports and the amount of royalties made by the Royalty Paying Party hereunder after any period covered by the previous audit. The Auditor may not be paid on a contingency or other basis related to the outcome of the audit, and shall execute a confidentiality agreement with the Royalty Paying Party in a form reasonably acceptable to the Royalty Paying Party that prohibits the Auditor from disclosing or using information obtained in connection with the audit (other than the disclosure to the Royalty Receiving Party of the amount of any underpayment or overpayment). Any such audit shall be conducted during the normal business hours of the Royalty Paying Party, in such a manner as not to interfere with the normal business activities of the Royalty Paying Party, and shall be at the Royalty Receiving Party’s expense; provided, however, if such audit reveals an underpayment of more than ten percent (10%) during the audited period, the Royalty Paying Party shall pay all reasonable costs of the audit. Prompt adjustment shall be made to correct for any underpayment, or overpayment revealed by any such audit.

(c) Upon reasonable belief that the other Party has breached any term or condition of this Agreement, each Party shall further have the right to audit the other Party’s implementation and use of the IP Rights licensed to such other Party under this Agreement to ensure the audited Party’s compliance with the terms and conditions of this Agreement (except for compliance with royalty payment obligations, audit rights with respect to which are set forth in 4.08(a)-(b)). Such audits shall be scheduled at the request of the auditing Party in consultation with the audited Party (but no more than once per year by each Party). Any such audit shall be conducted during the normal business hours of audited Party, in such a manner as not to interfere with the normal business activities of audited Party, and shall be at the auditing Party’s expense. Upon the auditing Party’s reasonable request, the audited Party shall cooperate with the auditing Party to perform such audits of the audited Party or its permitted sublicensees, and enforce the auditing Party’s and any permitted sublicensees’ obligations under this Agreement and any sublicenses granted hereunder. In the event that, upon completion of any audit pursuant to this Section 4.08(c), the audited Party is found not to have breached any term or condition of this Agreement, the auditing Party shall not be permitted to exercise the audit rights provided in this Section 4.08(c) for a period of two (2) years following completion of such audit.

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ARTICLE V

Reserved Rights

SECTION 5.01. Avon International Retained Rights. With respect to the licenses granted in Section 2.01, Avon NA acknowledges that Avon International and its Subsidiaries retain a non-exclusive, perpetual, fully paid-up, royalty-free, sublicensable right to use any Existing North America IP, any Trademark Extensions and New International IP in the North America Region: (a) in connection with the business name and Corporate Identity of Avon International and its Subsidiaries, (b) in connection with the development and manufacturing of products solely for sale to consumers in the International Region, (c) through written license agreements subject to Avon NA’s prior written consent, which shall not be unreasonably withheld, to enable and support the activities of the Avon Products Foundation, Inc. (including pursuant to the Sponsorship Agreement between Avon International and Avon Breast Cancer Crusade, dated September 11, 2015), including “Avon 39” Walk and the manufacturing and sale of “Avon 39” Walk-associated non-beauty “cause” merchandise, sublicenses in connection with corporate sponsorships and partnerships (including co-venture arrangements) and charitable partnerships (including with educational and health organizations), in each case under clause (c), consistent with the Avon Products Foundation, Inc.’s stated charitable purpose as in effect at the Closing, solely to the extent all such activities are conducted exclusively on a non-profit basis for the exclusive benefit of the Avon Products Foundation, Inc., solely consistent with past practice prior to Closing and upon Avon NA’s prior written consent to any use of a materially different nature from any use in the three (3) year period prior to the Effective Date, which consent shall not be unreasonably withheld, provided that Avon NA shall not be obligated to take or permit any action that would substantially expand the scope of the retained right described in Section 5.01(c) or extend such rights to third Persons that, in Avon NA’s reasonable judgment, would adversely affect the Avon NA Business.

SECTION 5.02. Avon NA Retained Rights. With respect to the licenses granted in Section 2.02, Avon International acknowledges that Avon NA and its Subsidiaries retain a non-exclusive, perpetual, fully paid-up, royalty-free, sublicensable right to use any New North America IP in the International Region in connection with the business name and Corporate Identity of Avon NA and its Subsidiaries and the development and manufacturing of products solely for sale to consumers in the North America Region.

SECTION 5.03. Pre-Existing Licenses. The licenses granted by Avon International and Avon NA in Sections 2.01 and 2.02, respectively, are subject to any pre-existing licenses, settlement agreements, coexistence agreements, covenants not to sue and arrangements having a substantially similar effect to a coexistence agreement or covenant not to sue granted to third parties under such IP Rights prior to the Effective Date or Request Date, as applicable (the “Pre-Existing Licenses”). A true and complete list of each of the material Pre-Existing Licenses is listed on Schedule H. Without the prior written consent of Avon NA, Avon International shall not amend or renew any agreement relating to any such pre-existing rights and licenses in the North America Region in a fashion that would materially impair Avon NA’s rights under the licenses granted to Avon NA pursuant to Section 2.01.

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SECTION 5.04. Rights Reserved. Except for the rights and licenses explicitly granted by each Licensor under this Agreement, this Agreement does not grant to Licensee or any other Person any right, title or interest in or to any IP Rights of Licensor, by implication, estoppel or otherwise. All rights, titles and interests not specifically and expressly granted by each Licensor hereunder are hereby reserved.

ARTICLE VI

Additional Covenants

SECTION 6.01. Restricted Business. Notwithstanding anything in this Agreement to the contrary, while this Agreement remains in effect, neither Avon NA, Avon International, nor their respective Subsidiaries shall conduct or operate any Restricted Business without the other Party’s prior written consent.

ARTICLE VII

Prosecution, Maintenance and Enforcement

SECTION 7.01. Cooperation. Licensee agrees to reasonably cooperate with Licensor’s preparation and filing of any applications, renewals or other documentation necessary or useful to protect Licensor’s ownership of the Licensed IP Rights (at Licensor’s expense, unless expressly provided otherwise in this Article VII). Each Party agrees to promptly notify in writing the other Party (including the relevant details known to the notifying Party) of any (i) discovered or suspected infringement or misappropriation by any Person of any of the IP Rights licensed under this Agreement in the North America Region (or, solely with respect to Avon NA, such infringement or misappropriation in the International Region of which Avon NA becomes aware) or (ii) actual or threatened challenge by any Person concerning the validity, registration or ownership any of the Licensed IP Rights.

SECTION 7.02. Filing and Maintenance of Registered IP Rights.

(a) Existing North America IP.

(i) Except as expressly set forth below, each of Avon Products, AIO and IPCO shall have the sole and exclusive right and option to determine whether to file, prosecute or maintain the Registered Existing North America IP owned by each of Avon Products, AIO and IPCO, respectively. Subject to Section 7.02(c), Avon NA agrees to reimburse Avon International for fifty percent (50%) of all direct, out-of pocket costs and expenses (including reasonable attorneys’ fees) related to the filing, prosecution or maintenance of any Registered Existing North America IP filed with a Governmental Entity in the North America Region. Avon NA shall have the right to request either Avon Products or IPCO to file any reasonable applications for: (A) registration of unregistered Existing North America IP with the appropriate Governmental Entity in the North America Region, and (B) any Trademarks including Trademark Extensions in the North America Region necessary to provide Trademark protection for brand extensions to the Licensed IP that are proposed by Avon NA, which requests each of Avon Products and IPCO shall use its respective commercially reasonable efforts to accomplish.

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(ii) Avon International shall provide to Avon NA reasonable notice of any material developments with respect to the filing, prosecution or maintenance of any Registered Existing North America IP filed with a Governmental Entity in the North America Region, and Avon NA shall have the right to provide recommendations in respect thereof to Avon International for consideration (in Avon International’s sole discretion).

(iii) Avon International shall further use good faith efforts to provide reasonable advance notice of any decision to not prosecute or maintain, or to abandon or allow to lapse, any item of Registered Existing North America IP filed with a Governmental Entity in the North America Region, and Avon NA may elect by providing written notification within fifteen (15) Business Days thereof to prosecute or otherwise maintain such item of Registered Existing North America IP at Avon NA’s sole expense. Upon Avon NA making such election and agreeing to pay any costs for such item of Registered Existing North America IP, (A) Avon International shall promptly thereafter transfer to Avon NA the control of the prosecution and maintenance of such item of Registered Existing North America IP, and assign all right, title and interest thereto to Avon NA, (B) Avon International shall cooperate with Avon NA, at Avon NA’s sole cost and expense, in executing any documents or taking any other actions reasonably necessary to perfect such assignment, and (C) Avon NA shall grant and hereby grants to Avon International a license to any item of Registered Existing North America IP assigned to Avon NA under this Section 7.02(a)(iii) on the same terms and conditions applicable to the license grant to Avon International in Section 2.02 (other than the obligation to pay royalties).

(iv) Avon International shall pay all direct, out-of pocket costs and expenses (including reasonable attorneys’ fees) related to the filing, prosecution or maintenance of any Registered Existing North America IP filed with a Governmental Entity in the North America Region, which costs and expenses are due prior to the Effective Date including all renewal documents, declarations of use, affidavits of use, and annuities. Avon International shall obtain and record with the relevant Governmental Entity in the North America Region inventor assignment agreements, intellectual property assignment agreements, and other agreements and documentation necessary for one of Avon Products, AIO, or IPCO to be recorded as the owner of record with the relevant Governmental Entity for each item of Registered Existing North America IP as of the Effective Date. Avon NA shall have no obligation to reimburse Avon International for any costs or expenses associated with Avon International’s obligations under this Section 7.02(a)(iv).

(b) New International IP and New North America IP.

(i) Except as expressly set forth below, Avon International and Avon NA shall each have the sole and exclusive right and option, as applicable, to determine whether to file, prosecute or maintain any registrations or applications for registration of any New International IP or New North America IP, respectively, at their own expense.

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(ii) Subject to Section 7.02(c), Avon NA agrees to reimburse Avon International for fifty percent (50%) of all direct, out-of-pocket costs and expenses (including reasonable attorneys’ fees) related to the filing, prosecution or maintenance of all Registered New International IP filed with a Governmental Entity in the North America Region, no later than sixty (60) days after request by Avon International for reimbursement. Avon NA shall have the right to request Avon International to file any reasonable applications for registration of unregistered New International IP (for which Avon NA’s license has become effective as provided in Section 4.02) with any appropriate Governmental Entity in the North America Region, which request Avon International shall use its commercially reasonable efforts to accomplish, and, in which case, Avon NA agrees to reimburse Avon International for all costs and expenses (including reasonable attorneys’ fees) related to such filing, prosecution or maintenance.

(iii) Subject to Section 7.02(c), Avon International agrees to reimburse Avon NA for fifty percent (50%) of all direct, out-of-pocket costs and expenses (including reasonable attorneys’ fees) related to the filing, prosecution or maintenance of all Registered New North America IP filed with a Governmental Entity in the International Region, no later than sixty (60) days after request by Avon NA for reimbursement. Avon International shall have the right to request Avon NA to file any reasonable applications for registration of unregistered New North America IP (for which Avon International’s license has become effective as provided in Section 4.02) with any appropriate Governmental Entity in the International Region, which request Avon NA shall use its commercially reasonable efforts to accomplish, and, in which case, Avon International agrees to reimburse Avon NA for all costs and expenses (including reasonable attorneys’ fees) related to such filing, prosecution or maintenance.

(iv) Avon International and Avon NA shall each provide reasonable advance notice to the other of any decision to abandon or allow to lapse any item of Registered New International IP filed with a Governmental Entity in the North America Region or Registered New North America IP filed with a Governmental Entity in the International Region, respectively, and the Party receiving such notice (the “Electing Party”) may elect by providing written notification within fifteen (15) Business Days thereof to prosecute or otherwise maintain such item of Registered New International IP or Registered New North America IP at its own sole expense. Upon the Electing Party making such election and agreeing to pay any costs for such item of Registered New International IP or Registered New North America IP, (A) the other Party shall promptly thereafter transfer to the Electing Party the control of the prosecution and maintenance of such item of Registered New International IP or Registered New North America IP, and assign all right, title and interest thereto to the Electing Party, (B) the other Party shall cooperate with the Electing Party, at the Electing Party’s sole cost and expense, in executing any documents and taking any other actions reasonably necessary to perfect such assignment, and (C) the Electing Party shall grant and hereby grants to the other Party a license to any item of Registered New International IP or Registered New North America IP assigned

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to the Electing Party under this Section 7.02(b)(iv) on the same terms and conditions applicable to the license grant to the assigning Party in Sections 2.01(a)(ii) and 2.01(c)(ii) (with respect to Avon NA) or Section 2.02 (with respect to Avon International) (in each case, other than the obligation to pay royalties).

(c) Notwithstanding anything to the contrary in this Article VII, in no event shall Avon NA be required to reimburse Avon International for more than $350,000 in a single calendar year (but, starting on the third anniversary of the Closing, adjusted each calendar year in accordance with the Consumer Price Index) for direct, out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by Avon International in such year that are related to the filing, prosecution or maintenance of any Licensed IP Rights filed with any Governmental Entity, provided that such costs and expenses arising out of any request for registration of Licensed IP Rights made by Avon NA shall not be counted toward the $350,000 threshold described herein.

SECTION 7.03. Enforcement.

(a) Existing North America IP. Avon NA shall have the first right, but not the obligation, to take enforcement action against any third Person in respect of any infringement, misappropriation or other unlawful use of any Existing North America IP or any Trademark Extension, at Avon NA’s sole expense and for Avon NA’s sole benefit, to the extent such infringement, misappropriation or unlawful use is primarily to the North America Region (with Avon International having step-in rights as provided in Section 7.03(c)); provided that Avon NA shall notify and reasonably cooperate with Avon International with respect to the assertion of Claims related to IP Rights against any Restricted Person. Avon International shall have the first right, but not the obligation, to take enforcement action against any third Person in respect of any infringement, misappropriation, or other unlawful use of any Existing North America IP or any Trademark Extension, at Avon International’s sole expense and for Avon International’s sole benefit, to the extent such infringement, misappropriation or unlawful use is not primarily related to the North America Region (with Avon NA having step-in rights as provided in Section 7.03(c), provided that Avon NA shall reasonably cooperate with Avon International with respect to the assertion of Claims related to IP Rights against any Restricted Person), provided that Avon International shall notify and reasonably cooperate with Avon NA with respect to the assertion of Claims related to IP Rights against any Restricted Person.

(b) New International IP and New North America IP.

(i) Avon NA shall have the first right, but not the obligation, to take enforcement action against any third Person in respect of any infringement, misappropriation or other unlawful use of any New International IP, at Avon NA’s sole expense and for Avon NA’s sole benefit, to the extent Avon NA’s license to such New International IP has become effective as provided in Section 4.02 and to the extent such infringement, misappropriation or unlawful use is primarily limited to the North America Region (with Avon International having step-in rights as provided in Section 7.03(c), provided that Avon NA shall reasonably cooperate with Avon International with respect to the assertion of Claims related to IP Rights against any Restricted Person). Avon

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International shall have the first right, but not the obligation, to take enforcement action against any third Person in respect of any infringement, misappropriation, or other unlawful use of any New International IP, at Avon International’s sole expense and for Avon International’s sole benefit, to the extent such infringement, misappropriation or unlawful use is not primarily related to the North America Region (with Avon NA having step-in rights as provided in Section 7.03(c) solely to the extent Avon NA’s license to such New International IP has become effective as provided in Section 4.02, provided that Avon NA shall reasonably cooperate with Avon International with respect to the assertion of Claims related to IP Rights against any Restricted Person). Avon International shall have the sole right, but not the obligation, to take enforcement action against any third Person in respect of any infringement, misappropriation, or other unlawful use of any New International IP, at Avon International’s sole expense and for Avon International’s sole benefit, to the extent such infringement, misappropriation or unlawful use is solely limited to the International Region.

(ii) Avon International shall have the first right, but not the obligation, to take enforcement action against any third Person in respect of any infringement, misappropriation or other unlawful use of any New North America IP, at Avon International’s sole expense and for Avon International’s sole benefit, to the extent Avon International’s license to such New North America IP has become effective as provided in Section 4.02 and such infringement, misappropriation, or unlawful use is solely limited to the International Region (with Avon NA having step-in rights as provided in Section 7.03(c)). Avon NA shall have the sole right, but not the obligation, to take enforcement action against any third Person in respect of any infringement, misappropriation, or other unlawful use of any New North America IP, at Avon NA’s sole expense and for Avon NA’s sole benefit, to the extent such infringement, misappropriation or unlawful use is solely limited to the North America Region.

(c) Step-in Rights. If, upon receiving notice of infringement or misappropriation of Existing North America IP or Trademark Extensions in accordance with Section 7.03(a) or upon receiving notice of infringement or misappropriation of New International IP or New North America IP in accordance with Section 7.03(b), the Party with the first right to take enforcement action under Section 7.03(a) or under Section 7.03(b) does not provide notice to the other Party within a reasonable time that it intends to exercise its right to take enforcement action, and within such reasonable time take such action, then the other Party may then take enforcement action in its own name and at its sole expense in respect of such infringement or misappropriation.

(d) Cooperation and Assistance.

(i) The other Party shall reasonably cooperate with and provide assistance to the Party taking any enforcement action in accordance with this Section 7.03 (an “Enforcing Party”), at the Enforcing Party’s expense (including reimbursement for reasonable attorneys’ fees), which shall include being joined as a necessary or indispensable party to any proceeding. The Enforcing Party will be solely responsible for the costs of such enforcement action and will retain all recoveries and awards in

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connection therewith, provided that the Enforcing Party shall not settle any such enforcement action in a manner that adversely affects the rights of the other Party under the IP Rights licensed to it under this Agreement or otherwise without such other Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

(ii) Except as otherwise provided in Sections 9.02, 9.03, and 9.04, below, each Party shall reasonably cooperate with and provide assistance to the other Party in respect of any proceedings or Claims brought or threatened against any Licensed IP Rights owned by such other Party, at such other Party’s sole expense (except with respect to any Registered Existing North America IP filed with a Governmental Entity in the North America Region, in respect of which all costs and expenses shall be borne by Avon NA).

SECTION 7.04. Social Media Cooperation. The Parties shall work together and reasonably cooperate with one another in efforts to prevent or mitigate any damage to the Avon brand and the Parties’ respective businesses on social media platforms.

ARTICLE VIII

Confidentiality

SECTION 8.01. Confidentiality. Each Party acknowledges that in connection with this Agreement it may gain access to Confidential Information of the other Party. Each Receiving Party shall, in perpetuity: (i) not use the Confidential Information other than as necessary to exercise its rights and perform its obligations under this Agreement or, subject to its non-disclosure obligation, to operate its respective business, and (ii) maintain the Confidential Information in strict confidence and, subject to Section 8.02, not disclose the Confidential Information without the Disclosing Party’s prior written consent, provided, however, that the Receiving Party may disclose the Confidential Information as permitted in this Article VIII.

SECTION 8.02. Disclosure. The Receiving Party may disclose the Confidential Information to any of its Subsidiaries, shareholders, Personnel, representatives and finance providers, and to permitted sublicensees (collectively, “Recipients”) to the extent that disclosure is necessary for the purposes of this Agreement or in connection with a contemplated or actual merger, business combination or other change of control transaction permitted under the LLC Agreement, provided that the Receiving Party ensures that any such Recipient is informed in writing of the confidentiality requirements under this Agreement (which notification shall include a copy of the terms of this Article VIII) and further that such Recipient is itself bound by a written nondisclosure agreement that is at least as restrictive as the one set forth in this Article VIII; provided, further that a Receiving Party (i) in the case of disclosure to any sublicensee, shall not disclose to such sublicensee any Confidential Information relating to (A) any financial terms of this Agreement found in Article IV or (B) the list of Restricted Persons, and (ii) in the case of disclosure to any Recipient that is not a sublicensee, shall redact such Confidential Information from any disclosure to such Recipient unless strictly necessary for the purposes of this Agreement or financing or selling its business. The Receiving Party shall be

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responsible for ensuring each Recipient’s compliance with, and shall be liable for any breach by a Recipient of, this Article VIII. Each Recipient shall be required by the Receiving Party to use reasonable care, at least as protective as the efforts it uses for its own confidential information, to safeguard the Confidential Information from use or disclosure other than as permitted hereby.

SECTION 8.03. Legal Orders. Any disclosure by the Receiving Party or a Recipient of any Confidential Information pursuant to Applicable Law or a valid order issued by a court or Governmental Entity of competent jurisdiction (a “Legal Order”) shall be subject to the terms of this Section 8.03. Prior to making any such disclosure, the Receiving Party or Recipient shall provide the Disclosing Party with (a) prompt written notice of such requirement so that the Disclosing Party may seek a protective order or other remedy, and (b) reasonable assistance in opposing such disclosure or seeking a protective order or other limitations on disclosure. If, after providing such notice and assistance as required herein, the Receiving Party or Recipient remains subject to a Legal Order to disclose any Confidential Information, the Receiving Party or Recipient (or its representatives or other Persons to whom such Legal Order is directed) shall disclose no more than that portion of the Confidential Information which such Legal Order specifically requires the Receiving Party or Recipient to disclose, and upon the Disclosing Party’s request shall use commercially reasonable efforts to obtain assurances from the applicable court or Governmental Entity that such Confidential Information will be afforded confidential treatment.

SECTION 8.04. Exclusions. For the avoidance of doubt, this Article VIII is not intended to restrict in any respect either Party’s use of its own Confidential Information (including, with respect to Avon International, any Confidential Information relating to the North America Business in existence prior to the Effective Date, other than Confidential Information transferred to Avon NA pursuant to the Separation and Investment Agreement.)

SECTION 8.05. Formulas. The Parties hereby acknowledge and agree that the Formulas licensed under this Agreement and all non-public information, material, documentation and data contained in or used in connection with manufacturing, processing or testing such Formulas (collectively, “Formula-Related Information”) are of a highly confidential nature and each Party shall, and shall ensure that its sublicensees shall, take all reasonably necessary steps to protect the confidentiality of and maintain the Formulas licensed to such Party under this Agreement and the Formula-Related Information, including (a) binding such Party’s (and its permitted sublicensees’) Personnel, contractors, partners and other Persons having access to the Formula-Related Information through such Party with confidentiality obligations, (b) requiring such Party’s (and its permitted sublicensees’) Personnel, contractors, partners and other Persons having access to the Formula-Related Information through such Party to comply with such confidentiality obligations, (c) restricting access to the Formula-Related Information to those Persons that are bound by confidentiality obligations, and (d) implementing reasonably sufficient physical, technological and other security measures to maintain the secrecy of the Formula-Related Information.

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ARTICLE IX

Warranties and Indemnities

SECTION 9.01. Warranties.

(a) Mutual Warranties. Each Party hereby represents and warrants to the other Party that (i) such first Party has the requisite authority and power, and has taken all requisite actions, to execute and perform this Agreement, (ii) this Agreement constitutes a legal, valid and binding obligation of such first Party, enforceable against such Party in accordance with its terms. and (iii) this Agreement does not conflict in any material respect with any agreement or rights of any Person.

(b) Avon International Warranties. Avon International hereby represents and warrants to Avon NA that:

(i) Schedules A, B, C and D contain a true and complete list as of the Effective Date (specifying the jurisdiction, the owner(s) thereof, and the registration or application number if applicable) of all Registered Existing North America IP, provided that with respect to Copyrights included in the Registered Existing North America IP, inclusion of such Copyrights on Schedule D is limited to Avon International’s knowledge thereof upon review of the U.S. Copyright Office’s electronic records available over the Internet;

(ii) As of the Closing Date, Avon International owns all right, title and interest in and to, or has a valid right to license pursuant to an agreement disclosed, to the extent such agreement is material, on Schedule A, B, C or D, the NA Licensed IP Rights, without any Liens (other than Liens or title defects that are not material in amount or do not materially detract from the value of or materially impair Avon NA’s use of the NA Licensed IP Rights affected by such Lien or title defect) and solely with regard to any material registered NA Licensed IP Rights owned by Avon International, such ownership is sole and exclusive to Avon International;

(iii) Except as set forth on Schedule 9.01(b)(iii), there are no Claims pending or, to Avon International’s knowledge and within the past three years, threatened in writing contesting the validity, use, ownership, registrability or enforceability of any of the NA Licensed IP Rights, except for such threatened claims that have been resolved as of the Effective Date and, solely with regard to threatened claims, except as, individually or in the aggregate, are not and would not reasonably be expected to be material to the North America Business, taken as a whole;

(iv) All of the Trademarks included in the NA Licensed IP Rights are subsisting and, to Avon International’s knowledge (A) such Trademarks are valid and enforceable and (B) the Other IP Rights included in the NA Licensed IP Rights are valid and enforceable, and all renewals and maintenance fees in respect of the Registered Existing North America IP which were due prior to the Effective Date have been duly paid;

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(v) To Avon International’s knowledge, Avon International has not engaged in (or omitted to perform) any act, the result of which would reasonably be expected to invalidate or render unenforceable any of the NA Licensed IP Rights (for the avoidance of doubt, the Parties acknowledge that nothing in this Section 9.01(b) shall be interpreted as a warranty or representation that Avon International has not, or a covenant that Avon International will not continue to, engage in such acts of portfolio pruning in the ordinary course of business);

(vi) (A) Since January 1, 2014, Avon International and its Subsidiaries have required that all Persons (including current and former employees, contractors and consultants of Avon International or any of its Subsidiaries) who have participated in the creation, invention, modification, improvement or development of NA Licensed Rights owned by Avon International or any of its Subsidiaries have executed and delivered to Avon International or one of its Subsidiaries a valid and enforceable agreement, or have a duty by operation of law, obliging such Person to assign to Avon International or its applicable Subsidiary any such NA Licensed IP Rights arising out of such Person’s employment by, engagement by or contract with Avon International or any of its Subsidiaries and (B) all Persons (including current and former employees, contractors and consultants of Avon International or any of its Subsidiaries) who have created or invented any material NA Licensed Right owned by Avon International or any of its Subsidiaries have assigned, or had at the time of such creation or invention a duty by operation of law to assign, to Avon International or its applicable Subsidiary such NA Licensed IP Right;

(vii) There are no Judgments applicable to the NA Licensed IP Rights;

(viii) The grant of licenses by Avon International and its Subsidiaries to Avon NA to Existing North America IP and Trademark Extensions under this Agreement will not require Avon International or its Subsidiaries, or Avon NA or its Subsidiaries, to incur liability to or a duty to provide consideration to any third Person; and

(ix) To Avon International’s knowledge, the Licensed IP Quality Standards are being met in all material respects by the North America Business as of the Effective Date, and immediately after giving effect to the Separation and Investment Agreement and the Transaction Documents, the Avon NA Business will be capable of meeting such Licensed IP Quality Standards.

SECTION 9.02. Indemnity by Avon NA. Avon NA shall indemnify and hold harmless Avon International, its Affiliates. equity holders, and each of their Personnel (collectively, “Avon International Indemnified Parties”) and defend such Avon International Indemnified Party, from and against all Losses arising out of or resulting from Claims by any third Person against such Avon International Indemnified Party arising out of any material breach by Avon NA of any of its representations or warranties set forth in this Article IX and Article VI (all such Claims, together with all Claims that are the subject of the indemnity by Avon NA in Section 2.08(c), hereafter referred to as “Avon International Indemnified Claims”).

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SECTION 9.03. Indemnity by Avon International. Avon International shall indemnify and hold harmless Avon NA, its Affiliates and each of their Personnel (collectively, “Avon NA Indemnified Parties”) and defend such Avon NA Indemnified Party, from and against all Losses arising out of or resulting from Claims by any third Person against such Avon NA Indemnified Party arising out of (i) any material breach by Avon International of any of its representations or warranties set forth in this Article IX or of the covenants set forth in Article VI, (ii) Avon International’s exercise of the licenses granted under this Agreement to Avon International or (iii) the operation by Avon International of the Avon International Business from and after the Effective Date, including any product liability Claims or Claims for infringement or misappropriation of any IP Rights (all such Claims, together with all Claims that are the subject of the indemnity by Avon International in Section 2.08(d), hereafter referred to as “Avon NA Indemnified Claims”).

SECTION 9.04. Indemnification Procedures.

(a) Each Avon NA Indemnified Party or Avon International Indemnified Party (each, an “Indemnified Party”) shall promptly notify the other Party (the “Indemnifying Party”) of any Avon NA Indemnified Claims or Avon International Indemnified Claims, as applicable (each, an “Indemnified Claim”) for indemnification pursuant to this Article IX. Failure to give prompt notice shall not reduce the Indemnifying Party’s duties of, and Indemnified Parties’ rights to, indemnification hereunder, unless, and only to the extent that, the Indemnifying Party is actually and materially prejudiced thereby (except that the Indemnifying Party shall not be liable for any expenses incurred by an Indemnified Party during the period in which the Indemnified Party failed to give notice).

(b) Upon receiving notice of an Indemnified Claim, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the Indemnifying Party and not reasonably objected to by the Indemnified Party. If the Indemnifying Party assumes such defense, the Indemnified Party shall have the right to participate in defense thereof and to employ counsel not reasonably objected to by the Indemnifying Party, at the Indemnified Party’s sole cost and expense, separate from the counsel employed by the Indemnifying Party, it being understood that the Indemnifying Party shall control such defense. The Indemnified Party agrees, at the Indemnifying Party’s sole cost and expense, to cooperate in the defense of any Indemnified Claim, to provide information and assistance as may be reasonably necessary for the Indemnifying Party to defend such Indemnified Claim, and use reasonable efforts to make employees available on a mutually convenient basis to provide additional information and explanation.

(c) The Indemnifying Party may pay, settle or compromise an Indemnified Claim without the consent of the Indemnified Party, unless such settlement, payment or compromise includes or results in a financial obligation or other restriction on, or admission of fault of the Indemnified Party (including any restriction on any right or license granted to the Indemnified Party under this Agreement) or does not include a full release of the Indemnified Party with respect to the subject matter of such Claim, in each which case, the Indemnified Party’s written consent is required in order for the Indemnifying Party to pay, settle or compromise such Indemnified Claim, which consent shall not be unreasonably withheld.

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(d) Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense of any Indemnified Claim (and shall be liable for the reasonable fees and expenses of counsel incurred by the Indemnified Party in defending such Claim) if the Indemnified Claim seeks an order, injunction or other equitable relief or relief for other than money damages against the Indemnified Party that the Indemnified Party reasonably determines, after conferring with its outside counsel, cannot be separated from any related claim for money damages. If such equitable relief or other relief portion of the Indemnified Claim can be so separated from that for money damages, the Indemnifying Party shall be entitled to assume the defense of the portion relating to money damages.

(e) Each Party shall cooperate with the other with respect to resolving any Claim or liability with respect to which one Party is obligated to indemnify another Party hereunder or any Affiliate thereof, including by using commercially reasonable efforts to mitigate or resolve any such Claim or liability. In the event that a Party seeking indemnification shall fail to make such commercially reasonable efforts to mitigate or resolve any Claim or liability, then notwithstanding anything else to the contrary contained herein, the Party against whom indemnification is being sought shall not be required to indemnify any Person for any Losses that could reasonably be expected to have been avoided if the Party seeking indemnification had made such efforts.

SECTION 9.05. Disclaimer.

(a) OTHER THAN AS EXPRESSLY SET FORTH IN THIS ARTICLE IX OR ANY OTHER TRANSACTION DOCUMENT, EACH PARTY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES RELATING TO THIS AGREEMENT AND ALL MATTERS AND THINGS PERTAINING TO IT, WHETHER WRITTEN, ORAL, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, AND ANY WARRANTIES THAT MAY ARISE FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE. TO THE FULLEST EXTENT PERMITTED BY LAW, AND EXCEPT IN CONNECTION WITH OBLIGATIONS UNDER SECTIONS 2.08(c), SECTION 2.08(d), 9.02 OR 9.03, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON FOR ANY SPECULATIVE, SPECIAL, OR PUNITIVE, DAMAGES, ARISING FROM THIS AGREEMENT OR PERFORMANCE UNDER THIS AGREEMENT. THIS WAIVER APPLIES REGARDLESS OF WHETHER OR NOT THE DAMAGES WERE FORESEEABLE, AND REGARDLESS OF THE THEORY OR CAUSE OF ACTION UPON WHICH THE DAMAGES MIGHT BE BASED. HOWEVER, THIS AGREEMENT DOES NOT REVOKE OR MODIFY ANY WARRANTY OR INDEMNITY CONTAINED IN ANY OTHER TRANSACTION DOCUMENT OR OTHER AGREEMENT.

(b) NOTWITHSTANDING THE FOREGOING, THE WAIVERS AND INDEMNITIES IN THIS ARTICLE IX DO NOT APPLY TO LOSS OR LIABILITY DIRECTLY CAUSED BY THE GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT OF THE INDEMNIFIED PARTY OR ANY OF ITS PERSONNEL, OR BY FRAUD, AND THE LIMITATIONS ON DAMAGES (INCLUDING THE LIMITATION SET FORTH IN

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SECTION 9.05(a)) DO NOT APPLY TO ANY LOSS DIRECTLY OR INDIRECTLY CAUSED BY THE GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT OF THE INDEMNIFYING PARTY, OR BY FRAUD. FURTHER, A PARTY HAS NO DUTY TO INDEMNIFY AN INDEMNIFIED PARTY AGAINST CLAIMS BY THE INDEMNIFIED PARTY’S PERSONNEL.

ARTICLE X

Term

SECTION 10.01. Term. This Agreement shall become effective as of the Effective Date, and the rights and licenses granted hereunder shall continue in full force and effect in perpetuity (the “Term”). The Parties hereby acknowledge and agree that this Agreement (i) is neither of indefinite duration nor terminable at will, (ii) is irrevocable and perpetual, and (iii) cannot be terminated, even for material breach.

ARTICLE XI

General Provisions

SECTION 11.01. Further Assurances. Each Party shall, and shall cause its respective Affiliates to, upon the reasonable request of the other Party, promptly execute such documents (including the execution and delivery of affidavits, declarations, oaths, samples, exhibits, specimens, assignments, powers of attorney and other documentation) and, at the requesting Party’s expense, take such further actions as may be necessary to give full effect to the terms of this Agreement and the transactions contemplated hereby.

SECTION 11.02. Security Interests. Neither Party shall grant a Lien on, in or with respect to, any IP Rights Owned or Controlled by the other Party, or record any such Lien against any application or registration in the United States Patent and Trademark Office or similar Governmental Entity with respect to any IP Rights Owned or Controlled by the other Party. Each Party acknowledges that each Licensee shall be permitted to grant a Lien on this Agreement, on its respective license to IP Rights under this Agreement, and on its tangible products licensed pursuant to this Agreement in connection with a financing transaction so long as any such Lien expressly prohibits the Person in whose favor such Lien is granted from licensing, sub-licensing, assigning, transferring, leasing or otherwise granting rights to or disposing of any such IP Rights in any manner that the Licensee itself could not under this Agreement. In connection with such grant by Licensee, Licensor shall enter into any agreement reasonably requested by the financer and consistent with Licensee’s right to grant such Lien.

SECTION 11.03. Force Majeure. Neither Party shall have any liability on account of any loss, damage or delay occasioned or caused by strikes, riots, fires, insurrection, war, flood, earthquake, storm or other extreme adverse weather conditions, embargoes, any acts of God or of the public enemy, governmental order, whether or not valid, or other non-economic causes, in each case beyond the control of the Party and only to the extent that such causes make performance without loss, damage or delay impossible; provided, however, that the obligations of the Party set forth herein shall be restored and considered in full force and effect upon the disappearance, removal, termination, revocation, or abandonment of the force majeure so affecting such obligations.

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SECTION 11.04. Severability. If any term or other provision of this Agreement is or becomes invalid, illegal or incapable of being enforced because of any Applicable Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Agreement is not affected in any manner materially adverse to any Party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Agreement be given the effect originally contemplated to the greatest extent possible.

SECTION 11.05. Notices. All notices, requests, permissions, waivers or other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered by hand or sent by facsimile or email or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand, by facsimile (which is confirmed), by email (which is confirmed) or if mailed, three days after mailing (one Business Day in the case of express mail or overnight courier service) to the Parties at the following addresses or facsimiles or emails (or at such other address or facsimile or email for a Party as shall be specified by like notice):

If from Avon NA to Avon International:

Avon Products, Inc.
One Avon Place
Suffern, NY 10901
Attention:	Joan McGillycuddy, Chief IP Counsel
Facsimile:	(845) 369-2114
Email:	joan.mcgillycuddy@avon.com

with a copy to (which copy alone shall not constitute notice):

Avon Products, Inc. 777 Third Avenue New York, NY 10017-1307
Attention:	General Counsel
Email:	jeff.benjamin@avon.com

and

Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, NY 10019
Attention:	Scott A. Barshay, Esq.
Jonathan L. Davis, Esq.

Facsimile:	(212) 474-3700

Email:	sbarshay@cravath.com
jdavis@cravath.com

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If from Avon International to Avon NA:

New Avon LLC 777 Third Avenue
New York, NY 10017
Attention:	Karen Leu, General Counsel
Facsimile:	(646) 829-1072
Email:	karen.leu@avon.com

with a copy to (which copy alone shall not constitute notice):

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention:	Douglas Ryder, Esq.
Kevin Morris, Esq.

Facsimile:	(212) 446-6460

Email:	Douglas.Ryder@kirkland.com
Kevin.Morris@kirkland.com

SECTION 11.06. Entire Agreement. This Agreement (including all schedules attached hereto which are incorporated herein by reference) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the Parties, with respect to the subject matter hereof.

SECTION 11.07. Governing Law; Specific Enforcement; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the conflicts of law principles of such state.

(b) Except as provided in Section 3.02(c), the Parties shall attempt to resolve any dispute arising under this Agreement in good faith utilizing in the first instance each party’s manager with primary responsibility for this Agreement. If such managers cannot resolve the dispute, then each party shall escalate such dispute to (i) in the case of Avon NA, its CEO and (ii) in the case of Avon International, its Chief Scientific Officer, in each case who shall be available to speak with (including by telephone) his or her counterpart upon reasonable notice and at a reasonable time.

(c) The Parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties hereto shall be entitled to an injunction or injunctions to prevent breaches or

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threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of competent jurisdiction, in each case without proof of damages or otherwise (and each Party hereto hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The Parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy.

(d) Each of the Parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County, and the United States District Court for the Southern District of New York, for the purposes of any action or other proceeding arising out of this Agreement and the rights and obligations arising hereunder, and irrevocably and unconditionally waives any objection to the laying of venue of any such action or proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action or proceeding has been brought in an inconvenient forum. Each Party hereto agrees that service of any process, summons, notice or document by registered mail to such Party’s respective address set forth in Section 11.05 shall be effective service of process for any such action or proceeding.

(e) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, CLAIM OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, CLAIM OR OTHER PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.07.

SECTION 11.08. Amendments; Waivers. This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Party against whom such amendment or waiver shall be enforced. The failure of any Party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other Party hereto with its obligations hereunder, shall not constitute a waiver by such Party of its right to exercise any such other right, power or remedy or to demand such compliance.

SECTION 11.09. Assignment; Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder nor any of the NA Licensed IP nor the economic interest in any of the NA Licensed IP (each, an “Assignable Asset”) may be assigned by either Party hereto (whether by operation of Applicable Law or otherwise) without the prior written consent of the other Party. Notwithstanding the foregoing:

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(a) either Party but not IPCO (the “Assigning Party”) shall, upon prior written notice to the other Party, be permitted to assign any of its Assignable Assets without the prior written consent of the other Party to the successor in interest to the assets of the Assigning Party in any merger, business combination or other change of control transaction of the Assigning Party (in the case of Avon NA, solely to the extent such merger, business combination or other change of control transaction is not prohibited under the LLC Agreement),

(b) Avon NA shall, upon prior written notice to the other Party, be permitted to assign any of its Assignable Assets without the prior written consent of the other Party to any of Avon NA’s Subsidiaries, provided that in the event of any such assignment, the Assigning Party will remain liable for all of its obligations under this Agreement,

(c) Avon International but not IPCO shall, upon prior written notice to the other Party, be permitted to assign any of its Assignable Assets to any of Avon International’s Subsidiaries without the prior written consent of Avon NA, provided that if such assignment would reasonably be expected to diminish or interfere with Avon NA’s rights pursuant to this Agreement, then Avon International shall obtain Avon NA’s prior written consent, which consent shall not be unreasonably withheld or delayed, and provided further that in the event of any such assignment, Avon International will remain liable for all of its obligations under this Agreement, and

(d) Avon NA shall, upon prior written notice to Avon International, be permitted to assign any portion (but in no event all) of its rights, interests and obligations hereunder to any assignee (other than any Restricted Person) in connection with any sale of a product or service line by Avon NA to such assignee; provided that Avon NA shall in no event exercise its rights under this Section 11.09(d) more than two (2) times (with no more than a single assignee for each of the two (2) permitted assignments under this Section 11.09(d)) while this Agreement remains in effect. Any assignment or attempted assignment, sale, transfer, delegation or disposal of this Agreement, or any rights or obligations under this Agreement, not in compliance with this Section 11.09 shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal successors, permitted assigns and legal representatives.

SECTION 11.10. Rights in Bankruptcy.

(a) All rights and licenses granted to Avon NA and Avon International under or pursuant to this Agreement are, and will otherwise be deemed to be, for purposes of the Title 11 of the United States Code, as amended from time to time (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The Parties agree that Avon NA and Avon International will retain and may fully exercise all of their respective rights and elections as licensees of intellectual property under the Bankruptcy Code. The Parties further agree and acknowledge that enforcement by Avon NA or Avon International of any of their respective rights under Section 365(n) of the Bankruptcy Code in connection with this Agreement shall not violate the automatic stay of Section 362 of the Bankruptcy Code and waive any right to object on such basis. If Avon International or Avon NA commence a case under the Bankruptcy Code after the Effective Date or otherwise become the subject of a case

43

under the Bankruptcy Code commenced after the Effective Date, voluntarily or involuntarily (such Party, a “Filing Party”), in addition to and not in lieu of any other right or remedy the other Party (the “Non-Filing Party”) may have under this Agreement or Section 365(n) of the Bankruptcy Code, the Non-Filing Party shall have the right to obtain, and the Filing Party or any trustee for the Filing Party or its assets shall, at the Non-Filing Party’s written request to the Filing Party, deliver a copy of all embodiments held by the Filing Party of any IP Rights licensed to the Non-Filing Party under or pursuant to this Agreement, including such embodiments necessary for the Non-Filing Party to exercise its rights hereunder. In addition, the Filing Party shall take all steps reasonably requested by the Non-Filing Party to perfect, exercise and enforce its rights hereunder, including filings in the U.S. Copyright Office, U.S. Patent and Trademark Office or other similar Governmental Entity, and under the Uniform Commercial Code.

(b) To the extent any license of rights under or pursuant to this Agreement does not constitute a license to “intellectual property” as defined under Section 101 of the Bankruptcy Code, each of Avon NA and Avon International in its position of Licensor hereby acknowledges and agrees that: (i) this Agreement is a material inducement to Licensee paying Licensor the Closing Payment pursuant to the Separation and Investment Agreement and Licensee relying on this Agreement in connection with its business and investment planning; (ii) this Agreement gives Licensor sufficient control over the quality of the products sold by the Licensee; (iii) this Agreement is not an executory contract and does not contain any material, ongoing obligations on Licensee relevant to the standard governing executor contracts; (iv) the Parties hereby acknowledge and agree that in the event Licensee were to lose its rights in and to the Trademarks included in the Licensed IP Rights, irreparable damage would occur to Licensee for which monetary damages alone could not provide sufficient remedy to Licensee; accordingly, Licensor (and any debtor-in-possession or trustee of the business of Licensor) cannot and shall not attempt to reject this Agreement pursuant to Section 365 of the U.S. Bankruptcy Code or any foreign equivalent; and (v) in the event Licensor (or any debtor-in-possession or trustee of the business of Licensor) does seek to reject this Agreement and in the event such relief is granted, (a) the rejection shall be treated merely as breach of the contract and not its avoidance, rescission, or termination, (b) the rejection does not terminate Licensee’s right to use such license and has no effect upon the contract’s continued existence, (c) Licensee may elect rights under Section 365(n) of the U.S. Bankruptcy Code or any foreign equivalent, and (d) Licensee shall be entitled to seek other equitable treatment relating to such rejection.

SECTION 11.11. Migration. Subject solely to Section 11.09, Avon International shall retain the right, upon advance written notice to Avon NA, to transfer the economic interest in any of its Intellectual Property to an Affiliate as part of a tax-advantaged asset migration.

SECTION 11.12. Interpretation. When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

44

The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof” shall refer to the date of this Agreement. The word “or” shall not be exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and shall not simply mean “if”. All references to “$” mean the lawful currency of the United States of America. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Except as specifically stated herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Except as otherwise specified herein, references to a Person are also to its permitted successors and assigns. Each of the Parties hereto has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorship of any of the provisions of this Agreement.

SECTION 11.13. Counterparts and Facsimile. This Agreement may be executed in two or more identical counterparts (including by facsimile or electronic transmission), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each Party hereto and delivered (by facsimile, electronic transmission or otherwise) to the other Party.

SECTION 11.14. Independent Contractors. The relationship between the Parties is that of independent contractors. Nothing contained in this Agreement shall be construed as creating any agency, partnership, joint venture or other form of joint enterprise, employment or fiduciary relationship between the Parties, and neither Party shall have authority to contract for or bind the other Party in any manner whatsoever.

SECTION 11.15. No Third-Party Beneficiaries. Except as expressly provided otherwise in this Agreement, this Agreement is for the sole benefit of the Parties hereto and their permitted assigns and nothing expressed or referred to in this Agreement will be construed to give any Person, other than the Parties to this Agreement and such permitted assigns, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement, whether as third party beneficiary or otherwise.

SECTION 11.16. Costs and Expenses. Except as specifically provided otherwise in this Agreement, each Party shall bear its own costs and expenses incurred in relation to the negotiation, preparation, execution, and performance of this Agreement.

45

SECTION 11.17. Parent Guaranty. Avon Products hereby guarantees irrevocably, absolutely and unconditionally and as a primary obligation (and not as surety only) to Avon NA (the “Guaranteed Party”) all obligations of Avon International contained in this Agreement (the “Guaranteed Obligations”). If Avon International fails or refuses to pay or perform any such Guaranteed Obligations, then Avon Products shall, without any right to notice or demand whatsoever, immediately pay, perform or cause AIO or IPCO to perform such Guaranteed Obligations, as applicable. Avon Products hereby expressly waives (to the fullest extent permitted by Applicable Law) diligence, presentment, demand of payment, protest and, to the extent permitted by Applicable Law, all notices whatsoever (except for notices required to be provided to Avon International pursuant to this Agreement), and any requirement that any party to this Agreement exhaust any right, power or remedy or proceed against Avon International under this Agreement. The obligations of Avon Products hereunder shall be continuing, absolute and unconditional and such obligations shall be binding upon Avon Products, its successors and assigns and inure to the benefit of, and be enforceable by, the Guaranteed Parties and their respective successors and permitted assigns.

[Signature Page Follows]

46

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the date first written above.

AVON PRODUCTS, INC.,

By:	/s/ James S. Scully
	Name: Title:	James S. Scully Executive Vice President, Chief Operating Officer & Chief Financial Officer

AVON INTERNATIONAL OPERATIONS, INC.,

By:	/s/ Ginny Edwards
Name: Ginny Edwards Title: Secretary

NEW AVON LLC,

By:	/s/ Steve Bosson
Name: Steve Bosson Title: Manager

IN WITNESS WHEREOF, this letter agreement has been duly executed and delivered by the parties hereto as of the date first written above.

AVON INTERNATIONAL OPERATIONS, INC., as sole member of Avon NA IP LLC

/s/ Ginny Edwards
Name: Ginny Edwards Title: Secretary

Schedule A:

Existing North America Trademarks

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
(AVON) FOUR “A” DEVICE	Avon Products, Inc.	Canada	Pending	1695889	29-Sep-14			14, 18, 25
(Device Only)	Avon Products, Inc.	United States of America	Registered	85776891	12-Nov-12	4837117	20-Oct-15	25
126 CHAMBERS STREET	Avon Products, Inc.	Canada	Pending	1713486	2-Feb-15			3
126 CHAMBERS STREET	Avon Products, Inc.	United States of America	Pending	86521229	2-Feb-15			3
3D RESCUE	Avon Products, Inc.	Canada	Registered	1506063	1-Dec-10	TMA812,292	21-Nov-11	3
4 A LOGO (Device Only)	Avon Products, Inc.	United States of America	Registered	85776860	12-Nov-12	4672248	13-Jan-15	18
4 A LOGO (DEVICE)	Avon Products, Inc.	United States of America	Registered	85776839	12-Nov-12	4672247	13-Jan-15	14
50’S GLAM	Avon Products, Inc.	Canada	Registered	1369824	30-Oct-07	TMA755913	22-Dec-09	3
A V O N	Avon Products, Inc.	United States of America	Registered	75703776	12-May-99	3469979	22-Jul-08	35
AVON BASICS	Avon Canada Inc.	Canada	Registered	TMA533127	11-Aug-97	0853053	21-Sep-00	3
A.M. BODY LIPO 24	Avon Products, Inc.	Canada	Registered	1406996	12-Aug-08	TMA750934	22-Oct-09	3
ABSOLUTE EVEN	Avon Products, Inc.	Canada	Registered	1568189	12-Mar-12	TMA846,896	22-Mar-13	3
ABSOLUTE EVEN	Avon Products, Inc.	United States of America	Registered	85574167	20-Mar-12	4365581	9-Jul-13	3
ADVANCE TECHNIQUES	Avon Products, Inc.	Canada	Registered	1012271	19-Apr-99	TMA561430	7-May-02
ADVANCE TECHNIQUES	Avon Products, Inc.	United States of America	Registered	76225190	16-Mar-01	2623893	24-Sep-02	3
ADVANCE TECHNIQUES 360 NOURISH WITH MOROCCAN ARGAN OIL	Avon Canada Inc.	Canada	Pending	1737722	16-Jul-15			3
ADVANCE TECHNIQUES COLOR PROTECTION	Avon Products, Inc.	Canada	Registered	1452462	21-Sep-09	TMA771973	14-Jul-10
ADVANCE TECHNIQUES DAILY RESULTS	Avon Products, Inc.	Canada	Registered	1452461	21-Sep-09	TMA771974	14-Jul-10

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
ADVANCE TECHNIQUES DAMAGE REPAIR	Avon Products, Inc.	Canada	Registered	1452463	21-Sep-09	TMA780870	27-Oct-10
ADVANCE TECHNIQUES INTENSE REPAIR	Avon Products, Inc.	Canada	Registered	1307419	29-Jun-06	TMA699804	30-Oct-07
ADVANCE TECHNIQUES PROFESSIONAL HAIR CARE	Avon Products, Inc.	Canada	Registered	1234370	20-Oct-04	TMA668426	21-Jul-06
ADVANCE TECHNIQUES PROFESSIONAL HAIR CARE FOR MEN	Avon Products, Inc.	Canada	Registered	1237336	16-Nov-04	TMA668445	21-Jul-06
ADVANCE TECHNIQUES PROFESSIONAL HAIR CARE STYLING	Avon Products, Inc.	Canada	Registered	1271256	8-Sep-05	TMA682,931	5-Mar-07	3
ADVANCE TECHNIQUES PROFESSIONAL HAIR COLOR	Avon Products, Inc.	Canada	Registered	1530893	8-Jun-11	TMA825,142	30-May-12	3
ADVANCE TECHNIQUES RECONSTRUCTION 7	Avon Products, Inc.	Canada	Registered	1656856	18-Dec-13	TMA885,304	5-Sep-14	3
ADVANCE TECHNIQUES SALON HAIR CARE	Avon Products, Inc.	Canada	Registered	1159019	19-Nov-02	TMA638945	3-May-05
ADVANCE TECHNIQUES ULTIMATE VOLUME COLLAGEN COMPLEX	Avon Products, Inc.	Canada	Pending	1,625,929	9-May-13			3
ADVANCE TECHNIQUES VOLUME	Avon Products, Inc.	Canada	Registered	1452470	21-Sep-09	TMA778947	4-Oct-10
ADVANCED ALL-IN-ONE	Avon Products, Inc.	Canada	Registered	1047230	21-Feb-00	TMA574814	30-Jan-03
ADVANCED ALL-IN-ONE MAX	Avon Products, Inc.	Canada	Registered	1181920	2-Jul-03	TMA642896	23-Jun-05
ADVANCED MIRA-CUTICLE	Avon Products, Inc.	Canada	Registered	1041074	29-Dec-99	TMA553017	26-Oct-01
AERO VOLUME	Avon Products, Inc.	Canada	Registered	1617063	6-Mar-13	TMA879,061	29-May-14	3
AERO VOLUME	Avon Products, Inc.	United States of America	Registered	85868315	6-Mar-13	4544628	3-Jun-14	3
A-F 33	Avon Products, Inc.	Canada	Registered	1551808	14-Nov-11	TMA846,889	22-Mar-13	3
A-F 33	Avon Products, Inc.	United States of America	Registered	85471458	14-Nov-11	4247262	20-Nov-12	3

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
A-F 33 COMPLEX	Avon Products, Inc.	Canada	Pending	1685686	17-Jul-14			3
AGELESS RESULTS	Avon Products, Inc.	Canada	Registered	1247698	18-Feb-05	TMA668333	20-Jul-06
AGELESS RESULTS	Avon Products, Inc.	United States of America	Registered	77205851	14-Jun-07	3378320	5-Feb-08	3
ALL DAY COMFORT	Avon Products, Inc.	Canada	Registered	1169553	5-Mar-03	TMA651,151	24-Oct-05
AMAZONIAN TREASURES	Avon Products, Inc.	Canada	Pending	1712912	28-Jan-15			3
ANEW	Avon Products, Inc.	Canada	Registered	0844099	2-May-97	TMA511786	13-May-99
ANEW	Avon Products, Inc.	Canada	Registered	1249130	2-Mar-05	TMA659355	20-Feb-06	5
ANEW	Avon Products, Inc.	United States of America	Registered	74705178	24-Jul-95	1982608	25-Jun-96	3
ANEW	Avon Products, Inc.	United States of America	Registered	78382300	11-Mar-04	2936317	29-Mar-05	5
ANEW	Avon Products, Inc.	United States of America	Registered	78382318	11-Mar-04	3373763	22-Jan-08	3
ANEW AHA	Avon Products, Inc.	Canada	Pending	1744372	2-Sep-15			3
ANEW ALTERNATIVE	Avon Products, Inc.	Canada	Registered	1251899	24-Mar-05	TMA658295	7-Feb-06
ANEW BEAUTY	Avon Products, Inc.	Canada	Registered	1274182	30-Sep-05	TMA724178	23-Sep-08	3
ANEW CLEAN	Avon Products, Inc.	Canada	Pending	1703421	19-Nov-14			3
ANEW CLEANSE	Avon Products, Inc.	Canada	Registered	1353517	27-Jun-07	TMA733720	2-Feb-09	3
ANEW CLINICAL	Avon Products, Inc.	Canada	Registered	1165190	21-Jan-03	TMA643813	7-Jul-05
ANEW CLINICAL	Avon Products, Inc.	Canada	Registered	1306905	27-Jun-06	TMA682,728	1-Mar-07
ANEW CLINICAL	Avon Products, Inc.	United States of America	Registered	78205424	21-Jan-03	3016088	15-Nov-05	3
ANEW CLINICAL CROW’S FEET CORRECTOR	Avon Products, Inc.	Canada	Registered	1394330	6-May-08	TMA737919	9-Apr-09
ANEW CLINICAL LASER	Avon Products, Inc.	Canada	Registered	1231709	27-Sep-04	TMA652,949	18-Nov-05	3
ANEW CLINICAL LINE ERASER WITH RETINOL	Avon Canada Inc.	Canada	Pending	1735847	6-Jul-15			3

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
ANEW CLINICAL RESURFACING EXPERT	Avon Products, Inc.	Canada	Registered	1519846	18-Mar-11	TMA823,336	3-May-12	3
ANEW ESSENTIAL	Avon Products, Inc.	Canada	Pending	1711158	16-Jan-15			3
ANEW GENICS	Avon Products, Inc.	United States of America	Registered	85299962	20-Apr-11	4155488	5-Jun-12	3
ANEW GENICS and Design	Avon Products, Inc.	Canada	Registered	1523905	15-Apr-11	TMA822,615	20-Apr-12	3
ANEW MEN	Avon Products, Inc.	Canada	Pending	1697930	14-Oct-14			3
ANEW PLATINUM	Avon Products, Inc.	Canada	Registered	1443404	2-Jul-09	TMA802,314	18-Jul-11	3
ANEW REJUVENATE	Avon Products, Inc.	Canada	Registered	1359211	9-Jul-07	TMA717,302	23-Jun-08	3
ANEW REJUVENATE	Avon Products, Inc.	United States of America	Registered	77251112	9-Aug-07	3525279	28-Oct-08	3
ANEW REJUVENATE DAY	Avon Products, Inc.	Canada	Registered	1359641	14-Aug-07	TMA719648	29-Jul-08	3
ANEW REJUVENATE NIGHT	Avon Products, Inc.	Canada	Registered	1359640	14-Aug-07	TMA737922	9-Apr-09	3
ANEW REVERSALIST COMPLETE RENEWAL	Avon Products, Inc.	Canada	Registered	1,599,528	24-Oct-12	TMA918,178	23-Oct-15	3
ANEW REVERSALIST COMPLETE RENEWAL DAY	Avon Products, Inc.	Canada	Pending	1640140	20-Aug-13			3
ANEW REVERSALIST COMPLETE RENEWAL NIGHT	Avon Products, Inc.	Canada	Pending	1640141	20-Aug-13			3
ANEW SOLAR ADVANCE	Avon Products, Inc.	United States of America	Registered	85117271	27-Aug-10	4050488	1-Nov-11	3
ANEW SUN	Avon Products, Inc.	Canada	Registered	1483026	31-May-10	TMA799,633	9-Jun-11	3
ANEW ULTIMATE	Avon Products, Inc.	Canada	Registered	1103050	18-May-01	TMA612144	4-Jun-04
ANEW ULTIMATE	Avon Products, Inc.	United States of America	Registered	78063121	11-May-01	2718121	20-May-03	3
ANEW ULTIMATE 7S	Avon Products, Inc.	United States of America	Registered	85393063	9-Aug-11	4246969	20-Nov-12	3
ANEW ULTIMATE 7S & Design	Avon Products, Inc.	Canada	Registered	1539158	10-Aug-11	TMA829,827	13-Aug-12	3

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
ANEW ULTIMATE 7S DAY & DESIGN	Avon Products, Inc.	Canada	Registered	1539159	10-Aug-11	TMA831,522	7-Sep-12	3
ANEW ULTIMATE 7S NIGHT & DESIGN	Avon Products, Inc.	Canada	Registered	1539163	10-Aug-11	TMA829,836	13-Aug-12	3
ANEW ULTIMATE DAY	Avon Products, Inc.	Canada	Registered	1222682	6-Jul-04	TMA642465	20-Jun-05
ANEW ULTIMATE DAY	Avon Products, Inc.	United States of America	Registered	78446104	6-Jul-04	3030676	13-Dec-05	3
ANEW ULTIMATE DAY MULTI-PERFORMANCE	Avon Products, Inc.	Canada	Pending	1681585	19-Jun-14			3
ANEW ULTIMATE MULTI-PERFORMANCE	Avon Products, Inc.	Canada	Pending	1681596	17-Jun-14			3
ANEW ULTIMATE NIGHT	Avon Products, Inc.	Canada	Registered	1222684	6-Jul-04	TMA642793	22-Jun-05
ANEW ULTIMATE NIGHT	Avon Products, Inc.	United States of America	Registered	78446105	6-Jul-04	3038462	3-Jan-06	3
ANEW ULTIMATE NIGHT MULTI-PERFORMANCE	Avon Products, Inc.	Canada	Pending	1681587	17-Jun-14			3
ANEW ULTIMATE SUPREME	Avon Products, Inc.	Canada	Pending	1605717	7-Dec-12			3
ANEW ULTIMATE SUPREME	Avon Products, Inc.	United States of America	Pending	86305463	10-Jun-14			3
ANEW ULTIMATE SUPREME ADVANCED PERFORMANCE CREME	Avon Products, Inc.	Canada	Pending	1700899	3-Nov-14			3
ANEW VITALE	Avon Products, Inc.	Canada	Pending	1654506	3-Dec-13			3
ANEW VITALE	Avon Products, Inc.	United States of America	Registered	86305062	10-Jun-14	4787163	4-Aug-15	3
ANEW VITALE VITA TONE COMPLEX	Avon Products, Inc.	Canada	Pending	1677610	20-May-14			3
ANEW VITAMIN C	Avon Products, Inc.	Canada	Pending	1744364	2-Sep-15			3
ARIZONA HOT SANDS	Avon Products, Inc.	Canada	Registered	1262875	28-Jun-05	TMA682699	1-Mar-07
AROMADISIAC	Avon Products, Inc.	Canada	Registered	1440989	10-Jun-09	TMA774866	18-Aug-10	3
AROMADISIAC	Avon Products, Inc.	United States of America	Registered	77495451	10-Jun-08	3835662	17-Aug-10	3
ASTONISHING LENGTHS	Avon Products, Inc.	Canada	Registered	1095361	13-Mar-01	TMA586253	30-Jul-03

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
AUTO FOCUS	Avon Products, Inc.	Canada	Registered	1095364	13-Mar-01	TMA602355	17-Feb-04
AVC10	Avon Products, Inc.	United States of America	Registered	75426702	30-Jan-98	2222831	9-Feb-99	3
AVON	Avon Canada Inc.	Canada	Registered	0158869	30-Aug-32	TMDA56439	11-Feb-33	1
AVON	Avon Canada Inc.	Canada	Registered	0350664	25-Feb-72	TMA201535	30-Aug-74
AVON	Avon Canada Inc.	Canada	Registered	0350665	25-Feb-72	TMA193191	3-Aug-73
AVON	Avon Canada Inc.	Canada	Registered	0368204	20-Sep-73	TMA209880	3-Oct-75
AVON	Avon Canada Inc.	Canada	Registered	0498447	7-Feb-83	TMA296122	12-Oct-84
AVON	Avon Canada Inc.	Canada	Registered	187795	23-Aug-45	UCA21072	23-Aug-45	14, 21
AVON	Avon Canada Inc.	Canada	Registered	372656	20-Feb-1974	TMA206151	27-Mar-1975	16, 21
AVON	Avon Products, Inc.	United States of America	Registered	71695678	3-Oct-55	0633318	21-Aug-56	3
AVON	Avon Products, Inc.	United States of America	Registered	72036947	10-Sep-57	0674387	24-Feb-59	5
AVON	Avon Products, Inc.	United States of America	Registered	72036948	10-Sep-57	0692928	9-Feb-60	3
AVON	Avon Products, Inc.	United States of America	Registered	72036949	10-Sep-57	0663255	17-Jun-58	3
AVON	Avon Products, Inc.	United States of America	Registered	72389361	16-Apr-71	0932585	18-Apr-72
AVON	Avon Products, Inc.	United States of America	Registered	72390477	28-Apr-71	0926035	21-Dec-71	35
AVON	Avon Products, Inc.	United States of America	Registered	73150176	28-Nov-77	1122624	24-Jul-79	3, 5
AVON	Avon Products, Inc.	United States of America	Registered	73223463	16-Jul-79	1194685	4-May-82	14
AVON	Avon Products, Inc.	United States of America	Registered	73691207	22-Oct-87	1488521	17-May-88	21
AVON	Avon Products, Inc.	United States of America	Registered	73691208	22-Oct-87	1491306	7-Jun-88	28
AVON	Avon Products, Inc.	United States of America	Registered	73761314	1-Nov-88	1540022	23-May-89	4
AVON	Avon Products, Inc.	United States of America	Registered	73761316	1-Nov-88	1555418	12-Sep-89	3

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
AVON	Avon Products, Inc.	United States of America	Registered	73761332	1-Nov-88	1538820	16-May-89	3
AVON	Avon Products, Inc.	United States of America	Registered	75118006	12-Jun-96	2052798	15-Apr-97	25
AVON	Avon Products, Inc.	United States of America	Pending	86314953	19-Jun-14			18
“AVON”	Avon Canada Inc.	Canada	Registered	0187795	23-Aug-45	UCA21072	23-Aug-45
AVON AQUA CLEAN SHOWER GEL	Avon Canada Inc.	Canada	Registered	0515619	23-Jan-84	TMA308944	6-Dec-85
AVON AROMATHERAPY	Avon Canada Inc.	Canada	Registered	1016409	25-May-99	TMA561728	10-May-02
AVON ATTRACTION	Avon Canada Inc.	Canada	Pending	1683374	2-Jul-14			3
AVON ATTRACTION	Avon Products, Inc.	United States of America	Registered	86325211	1-Jul-14	4882432	5-Jan-2016	3
AVON ATTRACTION FOR HER	Avon Canada Inc.	Canada	Pending	1726823	5-May-15			3
AVON ATTRACTION FOR HIM	Avon Canada Inc.	Canada	Pending	1726824	5-May-15			3
AVON BODY	Avon Canada Inc.	Canada	Registered	0879156	26-May-98	TMA546779	19-Jun-01
AVON BODY BEAUTY	Avon Canada Inc.	Canada	Registered	0473142	24-Jul-81	TMA279325	6-May-83
AVON CALLING	Avon Canada Inc.	Canada	Registered	0382748	7-Feb-75	TMA212251	20-Feb-76
AVON CARE	Avon Canada Inc.	Canada	Registered	1461053	1-Dec-09	TMA801,769	8-Jul-11	3
AVON CARE 3 IN 1	Avon Canada Inc.	Canada	Registered	1498852	7-Oct-10	TMA861,676	1-Oct-13	3
AVON CARE FAMILY	Avon Canada Inc.	Canada	Registered	1517565	3-Mar-11	TMA818,483	27-Feb-12	3
AVON CARE SOOTHING CREAM	Avon Canada Inc.	Canada	Registered	1498853	7-Oct-10	TMA806,863	15-Sep-11	3
AVON CLASSICS COLLECTION	Avon Canada Inc.	Canada	Pending	1753200	3-Nov-2015			3
AVON CUSTOMER CONNECT	Avon Products, Inc.	United States of America	Registered	85363217	5-Jul-11	4289738	12-Feb-13	35
AVON DESIGN	Avon Canada Inc.	Canada	Registered	0331606	1-Apr-70	TMA175337	2-Apr-71
AVON DESIGN	Avon Canada Inc.	Canada	Registered	0528463	17-Sep-84	TMA381397	15-Mar-91

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
AVON ELEMENTS	Avon Canada Inc.	Canada	Registered	1609318	10-Jan-13	TMA878,879	28-May-14	3
AVON ELEMENTS	Avon Products, Inc.	United States of America	Registered	85799716	11-Dec-12	4476071	28-Jan-14	3
AVON ELEMENTS MOISTURE BOOST NIGHT	Avon Canada Inc.	Canada	Registered	1627488	21-May-13	TMA885,621	11-Sep-14	3
AVON ELEMENTS MOISTURIZING CREAM CLEANSER	Avon Canada Inc.	Canada	Registered	1609315	10-Jan-13	TMA878,877	28-May-14	3
AVON ELEMENTS NOURISHING CLEANSING MILK	Avon Canada Inc.	Canada	Pending	1631815	19-Jun-13			3
AVON ELEMENTS PURIFYING GEL CLEANSER	Avon Canada Inc.	Canada	Registered	1609312	10-Jan-13	TMA878,881	28-May-14	3
AVON ELEMENTS REFINING SCRUB & MASK	Avon Canada Inc.	Canada	Pending	1642680	9-Sep-13			3
AVON ELEMENTS REFRESHING CLEANSING WIPES	Avon Canada Inc.	Canada	Registered	1609316	10-Jan-13	TMA878,878	28-May-14	3
AVON ELEMENTS SKIN REVITALIZE NIGHT	Avon Canada Inc.	Canada	Registered	1627487	21-May-13	TMA885,620	11-Sep-14	3
AVON ELEMENTS YOUTH RESTORING NIGHT	Avon Canada Inc.	Canada	Registered	1627483	21-May-13	TMA885,605	11-Sep-14	3
AVON EXPLORATION	Avon Canada Inc.	Canada	Registered	1617067	06-Mar-13	TMA878870	28-May-14	3
AVON EXPLORATION	Avon Products, Inc.	United States of America	Registered	85868273	6-Mar-13	4649794	2-Dec-14	3
AVON EXPRESSIONS	Avon Canada Inc.	Canada	Registered	1242754	6-Jan-05	TMA705037	18-Jan-08
AVON EXPRESSIONS	Avon Canada Inc.	Canada	Registered	1258996	26-May-05	TMA743820	21-Jul-09
AVON EYE PERFECTOR	Avon Canada Inc.	Canada	Registered	0564813	20-Jun-86	TMA357218	16-Jun-89
AVON FLAME FOUNDATION	Avon Canada Inc.	Canada	Registered	1029545	20-Sep-99	TMA562641	28-May-02

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
AVON FOUNDATION FOR WOMEN, CANADA	Avon Canada Inc.	Canada	Registered	1458394	9-Nov-09	TMA850,728	13-May-13
AVON GEL FINISH NAIL ENAMEL	Avon Canada Inc.	Canada	INSTRUCTED- WTG. FOR PARTICULAR S (Pending)					3
AVON HAT BOX TEDDIES	Avon Canada Inc.	Canada	Registered	1105251	8-Jun-01	TMA588187	26-Aug-03
AVON HEALTHY MAKEUP	Avon Canada Inc.	Canada	Registered	1464958	7-Jan-10	TMA778944	4-Oct-10	3
AVON HEALTHY REMEDIES	Avon Canada Inc.	Canada	Registered	1149385	14-Aug-02	TMA625930	18-Nov-04
AVON HEALTHY REMEDIES TOTAL BODY & design	Avon Canada, Inc.	Canada	Registered	1206258	12-Feb-2004	TMA639419	10-May-2005	3
AVON HOME	Avon Canada Inc.	Canada	Registered	1259000	26-May-05	TMA739865	11-May-09
AVON HOME FRAGRANCE COLLECTION	Avon Canada Inc.	Canada	Registered	1161382	10-Dec-02	TMA625440	15-Nov-04
AVON I © My Pet Animal Cheri De Mon ©	Avon Products, Inc.	Canada	Registered	1354884	9-Jul-07	TMA758481	1-Feb-10
AVON INSTINCT	Avon Canada Inc.	Canada	Pending	1637970	2-Aug-13			2, 3
AVON INSTINCT	Avon Products, Inc.	United States of America	Registered	86027032	2-Aug-13	4594262	26-Aug-14	3
AVON JEWELRY EVERYDAY ESSENTIALS	Avon Products, Inc.	Canada	Registered	1308854	12-Jul-06	TMA704969	18-Jan-08	14
AVON KEEP CLEAR	Avon Canada Inc.	Canada	Registered	0416836	24-Oct-77	TMA238118	7-Dec-79
AVON LA COMPAGNIE POUR LES FEMMES	Avon Canada Inc.	Canada	Registered	1127280	11-Jan-02	TMA714,795	21-May-08
AVON LIFE	Avon Canada Inc.	Canada	Pending	1748755	2-Oct-15			3
AVON LIFE	Avon Products, Inc.	United States of America	Pending	86775664	1-Oct-15			3
AVON LIVING	Avon Canada Inc.	Canada	Pending	1743651	27-Aug-15			35
AVON LIVING	Avon Products, Inc.	United States of America	Pending	86738894	27-Aug-15			35

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
AVON LONGEST LASHES EVER	Avon Canada Inc.	Canada	Registered	1350099	4-Jun-07	TMA713,770	7-May-08	3
AVON LUCK	Avon Canada Inc.	Canada	Pending	1638508	7-Aug-13			3
AVON LUCK	Avon Products, Inc.	United States of America	Registered	86031660	7-Aug-13	4717251	7-Apr-15	3
AVON MMM…CANDY!	Avon Products, Inc.	Canada	Pending	1723152	10-Apr-15			3
AVON MMM…CANDY!	Avon Products, Inc.	United States of America	Pending	86592567	9-Apr-15			3
AVON MOISTURE SHIELD	Avon Canada Inc.	Canada	Registered	1137047	16-Apr-02	TMA581056	8-May-03
AVON MOISTURE THERAPY	Avon Canada Inc.	Canada	Registered	0492924	4-Oct-82	TMA289654	6-Apr-84
AVON MOISTURE THERAPY	Avon Products, Inc.	United States of America	Registered	73687024	28-Sep-87	1492828	21-Jun-88	3
AVON MOISTURE THERAPY CALMING RELIEF	Avon Products, Inc.	Canada	Registered	1540160	18-Aug-11	TMA822,941	26-Apr-12	3
AVON MOISTURE THERAPY DAILY SKIN DEFENSE	Avon Products, Inc.	Canada	Registered	1540162	18-Aug-11	TMA822,942	26-Apr-12	3
AVON MOISTURE THERAPY INTENSIVE HEALING & REPAIR	Avon Canada Inc.	Canada	Registered	1537878	1-Aug-11	TMA822,936	26-Apr-12	3
AVON MUSK STORM	Avon Canada Inc.	Canada	Pending	1730962	2-Jun-15			3
AVON MUSK STORM	Avon Products, Inc.	United States of America	Pending	86630097	14-May-15			3
AVON NATURALS	Avon Canada Inc.	Canada	Registered	0434098	29-Dec-78	TMA249590	15-Aug-80
AVON NATURALS	Avon Products, Inc.	United States of America	Registered	76618066	28-Oct-04	3089185	9-May-06	3
AVON NATURALS	Avon Products, Inc.	United States of America	Registered	78936964	25-Jul-06	3187478	19-Dec-06	3
AVON NATURALS ANTIBACTERIAL	Avon Canada Inc.	Canada	Registered	1164481	14-Jan-03	TMA639943	16-May-05

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
AVON NATURALS KIDS	Avon Canada Inc.	Canada	Registered	1522660	7-Apr-11	TMA822,862	25-Apr-12	3
AVON NUTRAEFFECTS	Avon Products, Inc.	United States of America	Pending	86691420	13-Jul-15			5
AVON NUTRAEFFECTS	Avon Canada Inc.	Canada	Pending	1737142	13-Jul-15			5
AVON PASSION	Avon Canada Inc.	Canada	Registered	1643676	16-Sep-13	TMA903,728	14-May-15	3
AVON PASSION	Avon Products, Inc.	United States of America	Registered	86061861	11-Sep-13	4594343	26-Aug-14	3
AVON PAVIELLE	Avon Canada Inc.	Canada	Registered	0492921	4-Oct-82	TMA305747	9-Aug-85
AVON PEARLS & LACE	Avon Canada Inc.	Canada	Registered	0501047	29-Mar-83	TMA315696	27-Jun-86
AVON PRIMA	Avon Products, Inc.	United States of America	Pending	86808212	3-Nov-15			3
AVON PRIMA	Avon Canada Inc.	Canada	Pending	1753199	3-Nov-15			3
AVON RENEWABLE COLOUR LIPSTICK	Avon Canada Inc.	Canada	Registered	0654415	29-Mar-90	TMA388356	30-Aug-91
AVON SENSES	Avon Canada Inc.	Canada	Registered	1226692	11-Aug-04	TMA651,371	25-Oct-05
AVON SENSES BODY CARE	Avon Canada Inc.	Canada	Pending	1732038	9-Jun-15			3
AVON SKIN CARE LABORATORIES	Avon Canada Inc.	Canada	Registered	0876062	22-Apr-98	TMA517175	28-Sep-99
AVON SMILE	Avon Canada Inc.	Canada	Registered	1174257	22-Apr-03	TMA639554	11-May-05
AVON SOLUTIONS	Avon Canada Inc.	Canada	Registered	1130371	12-Feb-02	TMA581167	9-May-03
AVON SOLUTIONS COMPLETELY CLEAN	Avon Canada Inc.	Canada	Registered	1325796	27-Nov-06	TMA706017	29-Jan-08	3
AVON SOLUTIONS MAXIMUM MOISTURE	Avon Canada Inc.	Canada	Registered	1267809	9-Aug-05	TMA687997	18-May-07	3
AVON STYLE	Avon Canada Inc.	Canada	Registered	1022168	14-Jul-99	TMA553086	29-Oct-01
AVON SUN	Avon Canada Inc.	Canada	Registered	0881239	16-Jun-98	TMA557497	7-Feb-02
AVON SUPERMAGNIFY	Avon Canada Inc.	Canada	Registered	1448426	17-Aug-09	TMA778950	4-Oct-10	3
AVON THE COMPANY FOR WOMEN & DESIGN	Avon Canada Inc.	Canada	Registered	1024210	30-Jul-99	TMA668728	26-Jul-06
AVON TRUE	Avon Products, Inc.	Canada	Pending	1730954	2-Jun-15			3

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
AVON TRUE	Avon Products, Inc.	United States of America	Pending	86648370	2-Jun-15			3
AVON TRUE color and Design	Avon Canada Inc.	Canada	Pending	1752583	29-Oct-15			3
AVON WOMEN OF INSPIRATION AWARDS	Avon Canada Inc.	Canada	Registered	1154050	2-Oct-02	TMA616515	10-Aug-04
BAISER D’ADIEU AU CANCER DU SEIN	Avon Products, Inc.	Canada	Registered	1122710	26-Nov-01	TMA625740	17-Nov-04
BE…TEMPTING	Avon Products, Inc.	Canada	Registered	1304900	9-Jun-06	TMA694606	22-Aug-07	3
BEAUTIFUL MORNING	Avon Products, Inc.	Canada	Registered	1112668	20-Aug-01	TMA616158	3-Aug-04
BEAUTIFUL PROMISES KEPT	Avon Products, Inc.	Canada	Pending	1768017	16-Feb-16			35
BEAUTIFUL PROMISES KEPT	Avon Products, Inc.	United States of America	Pending	86782172	8-Oct-15			35
BEAUTIFULLY BRIGHT	Avon Products, Inc.	Canada	Registered	1184819	1-Aug-03	TMA642614	21-Jun-05
BERRY GRAND	Avon Products, Inc.	Canada	Registered	1368604	23-Oct-07	TMA778946	4-Oct-10	3
BEYOND COLOR	Avon Products, Inc.	Canada	Registered	1038910	10-Dec-99	TMA553213	1-Nov-01
BEYOND COLOR	Avon Products, Inc.	United States of America	Registered	74708819	31-Jul-95	2049866	1-Apr-97	3
BEYOND COLOR LIP RECOVERY CREAM	Avon Products, Inc.	Canada	Registered	1228957	1-Sep-04	TMA652,477	8-Nov-05
BIG & DARING	Avon Products, Inc.	Canada	Pending	1636982	26-Jul-13			3
BIG & DARING	Avon Products, Inc.	United States of America	Registered	86019461	25-Jul-13	4717220	7-Apr-15	3
BIG & FALSE EFFECT	Avon Products, Inc.	Canada	Pending	1663814	13-Feb-14			3
BIG & FALSE EFFECT	Avon Products, Inc.	United States of America	Pending	86193095	13-Feb-14			3
BIG & FALSE LASH	Avon Products, Inc.	Canada	Registered	1676956	14-May-14	TMA927836	1-Feb-2016	3
BIG & FALSE LASH	Avon Products, Inc.	United States of America	Registered	86322371	27-Jun-14	4882427	5-Jan-2016	3
BIG & MULTIPLIED	Avon Products, Inc.	Canada	Pending	1721301	27-Mar-15			3
BIG & MULTIPLIED	Avon Products, Inc.	United States of America	Pending	86578441	27-Mar-15			3

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
BIO 6	Avon Products, Inc.	Canada	Registered	1137045	16-Apr-02	TMA638644	28-Apr-05
BIOSEED COMPLEX	Avon Products, Inc.	Canada	Registered	1235193	27-Oct-04	TMA653638	25-Nov-05
BLACK SUEDE	Avon Products, Inc.	Canada	Registered	0462806	11-Dec-80	TMA280318	10-Jun-83
BLACK SUEDE	Avon Products, Inc.	United States of America	Registered	73224632	24-Jul-79	1150754	14-Apr-81	3
BLACK SUEDE LEATHER	Avon Products, Inc.	Canada	Registered	1408857	28-Aug-08	TMA804,854	19-Aug-11	3
BLISSFULLY NOURISHING	Avon Products, Inc.	Canada	Pending	1712500	26-Jan-15			3
BLUE RUSH	Avon Products, Inc.	Canada	Registered	1226687	11-Aug-04	TMA661199	22-Mar-06
BODY ILLUSIONS	Avon Products, Inc.	Canada	Registered	1528215	18-May-11	TMA890,744	25-Nov-14	25
BODY ILLUSIONS	Avon Products, Inc.	United States of America	Registered	85330618	26-May-11	4246804	20-Nov-12	25
BOHISTA	Avon Products, Inc.	Canada	Registered	1298018	18-Apr-06	689443	8-Jun-07
BOHYLUROX	Avon Products, Inc.	Canada	Registered	1231897	28-Sep-04	TMA650902	20-Oct-2005	3
BOTANISOURCE	Avon Products, Inc.	Canada	Registered	1047231	21-Feb-00	TMA574813	30-Jan-2003	3
BUG GUARD	Avon Products, Inc.	United States of America	Registered	75102151	10-May-96	2100341	23-Sep-97	5
BUG GUARD PLUS	Avon Products, Inc.	Canada	Registered	1449196	24-Aug-09	TMA829,769	10-Aug-12
BUST SCULPT	Avon Products, Inc.	Canada	Registered	1216720	13-May-04	TMA689014	5-Jun-07
CANDID	Avon Canada Inc.	Canada	Registered	0392495	11-Dec-75	TMA218608	28-Jan-77
CARE DEEPLY	Avon Products, Inc.	Canada	Registered	0357296	25-Sep-72	TMA198966	10-May-74
CARE DEEPLY	Avon Products, Inc.	United States of America	Registered	76345810	7-Dec-01	2615287	3-Sep-02	3
CÉLÈBRE	Avon Products, Inc.	Canada	Registered	1041070	29-Dec-99	TMA561498	7-May-02
CELLU-SCULPT	Avon Products, Inc.	Canada	Registered	1147822	29-Jul-02	TMA640406	25-May-05
CELLU-SCULPT BODY	Avon Products, Inc.	Canada	Registered	1185696	7-Aug-03	TMA642890	23-Jun-05
CELLU-SCULPT LEG PERFECTOR	Avon Products, Inc.	Canada	Registered	1229891	10-Sep-04	TMA651,103	21-Oct-05
CHIC IN BLACK	Avon Products, Inc.	Canada	Registered	1403507	16-Jul-08	TMA753771	24-Nov-09	3
CHIC IN BLACK	Avon Products, Inc.	United States of America	Registered	77669431	12-Feb-09	3658037	21-Jul-09	3

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
CHIC IN WHITE	Avon Products, Inc.	Canada	Registered	1403516	16-Jul-08	TMA766549	12-May-10	3
CHIC IN WHITE	Avon Products, Inc.	United States of America	Registered	77669439	12-Feb-09	3796926	1-Jun-10	3
CHINESE CHARACTERS DESIGN	Avon Products, Inc.	Canada	Registered	1143118	10-Jun-02	TMA625306	12-Nov-04
CLEAR SKIN	Avon Canada Inc.	Canada	Registered	0428279	4-Aug-78	TMA248634	25-Jul-80
CLEARING TREND	Avon Products, Inc.	Canada	Registered	1168194	21-Feb-03	669313	4-Aug-06
CLEARSKIN	Avon Canada Inc.	Canada	Registered	1410361	11-Sep-08	TMA756,315	4-Jan-10	3
CLEARSKIN	Avon Products, Inc.	United States of America	Registered	74515428	22-Apr-94	1975701	28-May-96	5
CLEARSKIN	Avon Products, Inc.	United States of America	Registered	74687583	12-Jun-95	1976573	28-May-96	3
CLEARSKIN BLACKHEAD ELIMINATING	Avon Canada Inc.	Canada	Registered	1438055	13-May-09	TMA767,910	27-May-10	3
CLEARSKIN BLEMISH CLEARING	Avon Canada Inc.	Canada	Registered	1438057	13-May-09	TMA767,545	20-May-10	3
CLEARSKIN PORE PENETRATING	Avon Canada Inc.	Canada	Registered	1438060	13-May-09	TMA786517	5-Jan-11	3
CLEARSKIN PROFESSIONAL	Avon Canada Inc.	Canada	Registered	1373011	21-Nov-07	TMA734299	11-Feb-09	3
COLOR TREND	Avon Products, Inc.	Canada	Registered	0882579	29-Jun-98	TMA563859	20-Jun-02
COLOR TREND	Avon Products, Inc.	United States of America	Registered	75337165	7-Aug-97	2265523	27-Jul-99	3
COOL CONFIDENCE	Avon Products, Inc.	Canada	Registered	0552001	4-Nov-85	TMA327405	8-May-87
COTILLION	Avon Canada Inc.	Canada	Registered	0166759	20-Aug-35	UCA5130	20-Aug-35
CRYSTAL AURA	Avon Products, Inc.	Canada	Registered	1281960	5-Dec-05	TMA727365	29-Oct-08	3
CRYSTAL SHIMMER	Avon Products, Inc.	Canada	Registered	1168246	21-Feb-03	TMA669035	31-Jul-06
C-THRU	Avon Products, Inc.	United States of America	Registered	77568955	12-Sep-08	3704308	3-Nov-2009	3
C-THRU-U	Avon Products, Inc.	Canada	Registered	1168172	20-Feb-03	669257	3-Aug-06

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
CUCINA DONNA	Avon Products, Inc.	Canada	Pending	1654963	5-Dec-13			21
CUCINA DONNA	Avon Products, Inc.	United States of America	Pending	86134615	4-Dec-13			21
CURL GODDESS	Avon Products, Inc.	Canada	Registered	1225211	28-Jul-04	TMA668948	28-Jul-06
CURL GODDESS	Avon Products, Inc.	United States of America	Registered	78457921	28-Jul-04	3094185	16-May-06	3
CURL-ASCIOUS	Avon Products, Inc.	Canada	Registered	1085774	18-Dec-00	TMA600221	22-Jan-04
CUSHION WALK	Avon Products, Inc.	Canada	Registered	1221978	28-Jun-04	TMA691456	6-Jul-07
CUSHION WALK	Avon Products, Inc.	United States of America	Registered	78441590	25-Jun-04	3094100	16-May-06	25
DAILY RESULTS	Avon Products, Inc.	Canada	Registered	1155017	11-Oct-02	TMA638616	28-Apr-05
DARING CURVES	Avon Products, Inc.	Canada	Registered	1231209	21-Sep-04	TMA651,209	21-Oct-05
DARING DEFINITION	Avon Products, Inc.	Canada	Registered	1258353	20-May-05	TMA716812	18-Jun-08	3
DAY FORCE	Avon Products, Inc.	Canada	Registered	0881240	16-Jun-98	TMA547963	11-Jul-01
DERMA-3X TECHNOLOGY	Avon Products, Inc.	Canada	Registered	1174255	22-Apr-03	TMA642851	23-Jun-05
DERMA-FULL	Avon Products, Inc.	Canada	Registered	1445804	23-Jul-09	TMA770244	21-Jun-10	3
DERMA-REFINE TECHNOLOGY	Avon Products, Inc.	Canada	Registered	1265256	18-Jul-05	TMA682609	28-Feb-07
DERMASHADE	Avon Products, Inc.	Canada	Registered	1308697	11-Jul-06	TMA743244	10-Jul-09
DEW KISS	Avon Products, Inc.	Canada	Registered	1154794	9-Oct-02	TMA638239	25-Apr-05
DEW KISS	Avon Products, Inc.	United States of America	Registered	76420696	14-Jun-02	2713293	6-May-03	3
DIAMONEX	Avon Products, Inc.	Canada	Registered	1038171	6-Dec-99	TMA571346	27-Nov-02
DREAMLIFE	Avon Products, Inc.	Canada	Registered	1110758	30-Jul-01	TMA616471	9-Aug-04
DREAMLIFE BOUQUET	Avon Products, Inc.	Canada	Registered	1216718	13-May-04	TMA651,022	20-Oct-05
DRIVEN	Avon Products, Inc.	Canada	Registered	1295961	30-Mar-06	TMA736008	10-Mar-09
DRIVEN	Avon Products, Inc.	United States of America	Registered	78498273	12-Oct-04	3319613	23-Oct-2007
DRIVEN BLACK	Avon Products, Inc.	Canada	Registered	1333079	29-Jan-07	TMA756266	31-Dec-09

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
ELECTRIFY ME	Avon Products, Inc.	Canada	Registered	1375533	11-Dec-07	TMA786808	10-Jan-11	3
ELECTRIFY ME	Avon Products, Inc.	United States of America	Registered	77351966	14-Dec-07	3758164	9-Mar-10	3
ELECTRO-LIGHTS	Avon Products, Inc.	Canada	Registered	1168238	21-Feb-03	TMA668151	18-Jul-06
ETERNAL MAGIC	Avon Products, Inc.	Canada	Registered	1410171	10-Sep-08	TMA770849	29-Jun-10	3
ETERNAL MAGIC	Avon Products, Inc.	United States of America	Registered	77567513	11-Sep-08	3873954	9-Nov-10	3
ETERNAL MAGIC ENCHANTED	Avon Products, Inc.	Canada	Registered	1499461	13-Oct-10	TMA810,714	1-Nov-11	3
EXPLORATION	Avon Products, Inc.	Canada	Registered	1617067	6-Mar-13	TMA878,870	28-May-14	3
EXTRALASTING	Avon Products, Inc.	Canada	Registered	1484129	8-Jun-10	TMA799,107	1-Jun-11	3
EXTRALASTING	Avon Products, Inc.	United States of America	Registered	85054709	4-Jun-10	3907636	18-Jan-11	3
EYE BE GOOD	Avon Products, Inc.	Canada	Registered	1213274	14-Apr-04	669711	11-Aug-06
EYE PERFECTOR	Avon Products, Inc.	United States of America	Registered	73604489	16-Jun-86	1449166	28-Jul-87	3
FAR AWAY BELLA SUNSET	Avon Products, Inc.	Canada	Pending	1650949	6-Nov-13			3
FAR AWAY INFINITY	Avon Products, Inc.	United States of America	Pending	86592517	9-Apr-15			3
FARAWAY	Avon Products, Inc.	Canada	Registered	0750551	29-Mar-94	TMA474742	15-Apr-97
FARAWAY	Avon Products, Inc.	United States of America	Registered	74508521	4-Apr-94	1986071	9-Jul-96	3
FARAWAY EXOTIC	Avon Products, Inc.	Canada	Registered	1491203	5-Aug-10	TMA855952	23-Jul-13	3
FEELIN’ FRESH	Avon Canada Inc.	Canada	Registered	0849601	4-Jul-97	TMA505956	29-Dec-98
FEELIN’ FRESH	Avon Canada Inc.	Canada	Registered	0849602	4-Jul-97	TMA505957	29-Dec-98
FEELIN’ FRESH	Avon Products, Inc.	United States of America	Registered	73326070	31-Aug-81	1224783	25-Jan-83	3
FEELIN’ FRESH AND Device	Avon Canada Inc.	Canada	Registered	1012785	22-Apr-99	TMA545548	24-May-01
FIBER FULL	Avon Products, Inc.	Canada	Pending	1768004	16-Feb-16			3
FIBER FULL	Avon Products, Inc.	United States of America	Pending	86918521	24-Feb-16			3

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
FIRE ME UP	Avon Products, Inc.	Canada	Registered	1361400	28-Aug-07	TMA755974	23-Dec-09	3
FLAVOR SAVERS	Avon Products, Inc.	Canada	Registered	1161189	9-Dec-02	TMA625167	10-Nov-04
FLEXI-SHIELD	Avon Products, Inc.	Canada	Registered	1103052	18-May-01	TMA586418	1-Aug-03
FLIP FOR IT	Avon Products, Inc.	Canada	Registered	1316660	15-Sep-06	TMA747538	14-Sep-09
FLOR VIOLETA	Avon Products, Inc.	Canada	Registered	1,583,387	22-Jun-12	TMA906174	11-June-2015	3
FLORAL PRINTS	Avon Products, Inc.	Canada	Registered	1198510	4-Dec-03	TMA640446	25-May-05
FLORAL PRINTS LAVENDER	Avon Products, Inc.	Canada	Registered	1248802	28-Feb-05	TMA683856	16-Mar-07
FONDATION AVON POUR LES FEMMES, CANADA	Avon Canada Inc.	Canada	Registered	1458395	9-Nov-09	TMA850,730	13-Jun-13
FOOT WORKS	Avon Products, Inc.	Canada	Registered	1032247	13-Oct-99	TMA569302	22-Oct-02
FOOT WORKS	Avon Products, Inc.	United States of America	Registered	75407077	17-Dec-97	2293987	23-Nov-99	3
FOOTWORKS	Avon Products, Inc.	Canada	Registered	1032247(01)	29-Jan-03	TMA569302	22-Jun-05
FOOTWORKS BEAUTIFUL & DESIGN	Avon Products, Inc.	Canada	Registered	1530720	7-Jun-11	TMA826,334	14-Jun-12	3
FOOTWORKS HEALTHY & DESIGN	Avon Products, Inc.	Canada	Registered	1530721	7-Jun-11	TMA826,333	14-Jun-12	3
FOR GOODNESS FACE	Avon Products, Inc.	Canada	Registered	1362208	4-Sep-07	TMA719190	24-Jul-08	3
FRESH & SMOOTH	Avon Products, Inc.	Canada	Registered	1147961	30-Jul-02	TMA638392	27-Apr-05
FRESH & SMOOTH	Avon Products, Inc.	United States of America	Registered	78147565	25-Jul-02	2830800	6-Apr-04	3
FRESH & SMOOTH MOISTURIZING +MEADOWFOAM	Avon Products, Inc.	Canada	Registered	1550296	2-Nov-11	TMA888,448	21-Oct-14	3
FRESH & SMOOTH SENSITIVE SKIN +MEADOWFOAM	Avon Products, Inc.	Canada	Registered	1550297	2-Nov-11	TMA888,449	21-Oct-14	3
FRESH KISS	Avon Products, Inc.	Canada	Registered	1153610	27-Sep-02	TMA668271	19-Jul-06	3
friktion	Avon Products, Inc.	Canada	Registered	1016410	25-May-99	TMA560834	25-Apr-02

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
friktion	Avon Products, Inc.	Canada	Registered	1138634	30-Apr-02	TMA625281	10-Nov-04
GLAZEWEAR	Avon Products, Inc.	Canada	Registered	1016432	26-May-99	TMA553227	1-Nov-01
GLAZEWEAR	Avon Products, Inc.	United States of America	Registered	75671832	31-Mar-99	2384206	5-Sep-00	3
GLAZEWEAR DAZZLERS	Avon Products, Inc.	Canada	Registered	1186519	13-Aug-03	TMA625270	10-Nov-04
GLAZEWEAR INTENSE	Avon Products, Inc.	Canada	Registered	1424172	12-Jan-09	TMA817,611	14-Feb-12	3
GLAZEWEAR SHINE	Avon Products, Inc.	Canada	Registered	1424175	12-Jan-09	TMA817,599	14-Feb-12	3
GLAZEWEAR SPARKLE	Avon Products, Inc.	Canada	Registered	1424173	12-Jan-09	TMA817,598	14-Feb-12	3
GLEAMSTICK	Avon Products, Inc.	Canada	Registered	1290219	16-Feb-06	TMA682,849	5-Mar-07
GLIMMERSTICKS	Avon Products, Inc.	Canada	Registered	1002666	21-Jan-99	TMA531738	24-Aug-00
GLIMMERSTICKS	Avon Products, Inc.	United States of America	Registered	74513761	18-Apr-94	1881791	7-Mar-95	3
GLIMMERSTICKS DIAMONDS	Avon Products, Inc.	Canada	Registered	1433163	1-Apr-09	TMA820990	28-Mar-12	3
GLOSSBLOSSOM	Avon Products, Inc.	Canada	Registered	1193680	22-Oct-03	TMA667606	13-Jul-06
GLOW BABY GLOW	Avon Products, Inc.	Canada	Registered	1168210	21-Feb-03	TMA667875	17-Jul-06
GO WITH THE GRAIN	Avon Products, Inc.	Canada	Registered	1362215	4-Sep-07	TMA755076	10-Dec-09	3
GODDESS BY AVON	Avon Canada Inc.	Canada	Registered	1194943	31-Oct-03	TMA643932	8-Jul-05
GOLD MESH TECHNOLOGY	Avon Products, Inc.	Canada	Registered	1224225	20-Jul-04	TMA651,450	26-Oct-05
GOOD GLOWING	Avon Products, Inc.	Canada	Registered	1168211	21-Feb-03	TMA667866	17-Jul-06
GOOD GLOWING	Avon Products, Inc.	United States of America	Registered	78214965	14-Feb-03	3018439	22-Nov-05	3
HAIKU	Avon Products, Inc.	Canada	Registered	1141970	31-May-02	TMA625187	10-Nov-04
HAIKU	Avon Products, Inc.	United States of America	Registered	75839924	5-Nov-99	2698122	18-Mar-03	3
HAIKU	Avon Products, Inc.	United States of America	Registered	76416499	31-May-02	2720999	3-Jun-03	3
HAIKU AWAKENINGS	Avon Products, Inc.	Canada	Registered	1142578	11-Jun-02	TMA625341	12-Nov-04
HELLO TOMORROW	Avon Products, Inc.	Canada	Registered	1308693	11-Jul-06	TMA689938	15-Jun-07

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
HELLO TOMORROW	Avon Products, Inc.	United States of America	Registered	78926562	11-Jul-06	3332761	6-Nov-07	35
HERE’S MY HEART	Avon Products, Inc.	Canada	Registered	0258177	2-Aug-60	TMA121130	10-Feb-61
HOOK UP	Avon Products, Inc.	Canada	Registered	1168244	21-Feb-03	TMA668152	18-Jul-06
HOOK UP	Avon Products, Inc.	United States of America	Registered	78215125	14-Feb-03	3340778	20-Nov-07	3
HYDROFIRMING BIO 6	Avon Products, Inc.	Canada	Registered	1138164	25-Apr-02	TMA633203	18-Feb-05
I MARK	Avon Products, Inc.	Canada	Registered	1168216	21-Feb-03	TMA667906	17-Jul-06
I MARK	Avon Products, Inc.	United States of America	Registered	78214972	14-Feb-03	2990289	30-Aug-05	3
I USE AVON & DESIGN	Avon Canada Inc.	Canada	Registered	1634453	9-Jul-13	TMA913,138	4-Sep-15	35
ICE SHEERS	Avon Products, Inc.	United States of America	Registered	77666450	9-Feb-09	3838687	24-Aug-10	3
IDEAL FLAWLESS	Avon Products, Inc.	United States of America	Registered	85124648	8-Sep-10	4053928	8-Nov-11	3
IDEAL FLAWLESS INVISIBLE COVERAGE	Avon Products, Inc.	Canada	Registered	1495856	14-Sep-10	TMA855,182	20-Aug-13	3
IDEAL SHADE	Avon Products, Inc.	Canada	Registered	1349436	30-May-07	TMA755075	10-Dec-09	3
ILLUMINATING RADIANCE	Avon Products, Inc.	Canada	Registered	1070348	10-Aug-00	TMA568565	4-Oct-02
IMARI	Avon Products, Inc.	Canada	Registered	0529209	1-Oct-84	TMA335529	24-Dec-87
IMARI	Avon Products, Inc.	United States of America	Registered	73499898	17-Sep-84	1339942	11-Jun-85	3
IMARI BLOSSOM	Avon Products, Inc.	Canada	Registered	1552106	15-Nov-11	TMA853,807	20-Jun-13	3
IMARI ELIXIR	Avon Products, Inc.	Canada	Pending	1670745	1-Apr-14			3
IMARI ELIXIR	Avon Products, Inc.	United States of America	Registered	86237536	31-Mar-14	4863892	1-Dec-2015	3
I’MPERFECT	Avon Products, Inc.	Canada	Registered	1201297	9-Dec-03	TMA639323	6-May-2005	3
INCANDESSENCE	Avon Products, Inc.	Canada	Registered	1059456	18-May-00	TMA559664	25-Mar-02
INCREDIBLE FINISH	Avon Products, Inc.	Canada	Registered	1059450	18-May-00	TMA569233	22-Oct-02
INDIVIDUAL BLUE	Avon Products, Inc.	Canada	Registered	1081718	6-Nov-00	TMA596686	5-Dec-03

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
INFINITE LIFT	Avon Products, Inc.	Canada	Registered	1623457	18-Apr-13	TMA883,496	6-Aug-14	3
INFINITE LIFT	Avon Products, Inc.	United States of America	Registered	85907774	18-Apr-13	4539931	27-May-14	3
INFINITE MOMENT	Avon Products, Inc.	Canada	Registered	1528611	20-May-11	TMA825,839	7-Jun-12	3
INFINITE MOMENT	Avon Products, Inc.	United States of America	Registered	85330078	25-May-11	4144189	15-May-12	3
IRRESISTIBLY SEXY	Avon Products, Inc.	United States of America	Registered	85492596	12-Dec-11	4343360	28-May-13	3
JET FEMME	Avon Products, Inc.	Canada	Registered	1384365	21-Feb-08	TMA744909	7-Aug-09	3
JET HOMME	Avon Products, Inc.	Canada	Registered	1384364	21-Feb-08	TMA744531	4-Aug-09	3
JUST PLAY	Avon Products, Inc.	Canada	Registered	1392753	24-Apr-08	TMA743616	16-Jul-09	3
KARMALA	Avon Products, Inc.	Canada	Registered	1235696	1-Nov-04	TMA684528	23-Mar-07
KISS DRY GOODBYE	Avon Products, Inc.	Canada	Registered	1362210	4-Sep-07	TMA719182	24-Jul-08	3
KISS GOODBYE TO BREAST CANCER	Avon Products, Inc.	Canada	Registered	1122709	26-Nov-01	TMA625571	16-Nov-04
KISS GOODBYE TO BREAST CANCER	Avon Products, Inc.	Canada	Registered	1145370	5-Jul-02	TMA625749	17-Nov-04
KISS RESIST	Avon Products, Inc.	Canada	Registered	1221940	28-Jun-04	TMA651,221	24-Oct-05
KISS THERAPY	Avon Products, Inc.	Canada	Registered	1184274	25-Jul-03	TMA667955	17-Jul-06
KISSINK	Avon Products, Inc.	Canada	Registered	1198484	4-Dec-03	TMA678816	2-Jan-07
KISSINK	Avon Products, Inc.	United States of America	Registered	78334995	2-Dec-03	2979631	26-Jul-05	3
LA COMPAGNIE POUR LES FEMMES	Avon Canada Inc.	Canada	Registered	1127279	11-Jan-02	TMA714281	13-May-08
LASH DESIGNER	Avon Products, Inc.	Canada	Registered	1137042	16-Apr-02	TMA625464	16-Nov-04
LAUGH OFTEN	Avon Products, Inc.	United States of America	Registered	85060326	11-Jun-10	4003695	26-Jul-11	3
LET’S TALK	Avon Products, Inc.	Canada	Registered	1041643	6-Jan-00	TMA565242	25-Jul-02
LIFESTYLE SOLUTIONS	Avon Products, Inc.	United States of America	Registered	74525322	16-May-94	1975306	21-May-96	42
LIFT & TUCK	Avon Products, Inc.	Canada	Registered	1238421	24-Nov-04	TMA659852	1-Mar-06

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
LIGHTEN UP PLUS	Avon Canada Inc.	Canada	Registered	1104210	30-May-01	TMA654038	30-Nov-05
LIIV BOTANICALS	Avon Products, Inc.	Canada	Registered	1349437	30-May-07	TMA755080	10-Dec-2009	3
LIP MARK-IT	Avon Products, Inc.	Canada	Registered	1168219	21-Feb-03	669240	3-Aug-06
LITTLE BLACK DRESS	Avon Products, Inc.	Canada	Registered	1059452	18-May-00	TMA571241	25-Nov-02
LITTLE BLACK DRESS	Avon Products, Inc.	United States of America	Pending	86181527	31-Jan-14			3
LITTLE BLOSSOM	Avon Products, Inc.	Canada	Registered	1084643	7-Dec-00	TMA572780	23-Dec-02
LITTLE LACE DRESS	Avon Products, Inc.	Canada	Pending	1721267	27-Mar-15			3
LITTLE LACE DRESS	Avon Products, Inc.	United States of America	Pending	86577712	26-Mar-15			3
LIVE WITHOUT REGRETS	Avon Products, Inc.	United States of America	Registered	85060333	11-Jun-10	4099739	14-Feb-12	3
LOTUS SHIELD	Avon Products, Inc.	Canada	Registered	1478787	28-Apr-10	TMA796113	26-Apr-11	3
LOTUS SHIELD	Avon Products, Inc.	United States of America	Registered	85022904	26-Apr-10	3895632	21-Dec-10	3
LOVE TO THE FULLEST	Avon Products, Inc.	United States of America	Registered	85060360	11-Jun-10	4003696	26-Jul-11	3
LUMINOSITY	Avon Products, Inc.	Canada	Registered	0885155	24-Jul-98	TMA548914	30-Jul-01
LUMINOSITY	Avon Products, Inc.	United States of America	Registered	75509486	26-Jun-98	2350822	16-May-00	3
MAGIX	Avon Products, Inc.	United States of America	Registered	77344697	5-Dec-07	3555031	30-Dec-08	3
MAGIX and Design	Avon Products, Inc.	Canada	Registered	1374938	6-Dec-07	TMA730425	9-Dec-08	3
MAKE ME WONDER	Avon Products, Inc.	Canada	Registered	1368880	24-Oct-07	TMA756058	29-Dec-09	3
MARK	Avon Products, Inc.	United States of America	Registered	85505413	29-Dec-11	4256479	11-Dec-12	14
MARK	Avon Products, Inc.	United States of America	Registered	85505458	29-Dec-11	4256480	11-Dec-12	3
MARK	Avon Products, Inc.	United States of America	Registered	85505472	29-Dec-11	4256481	11-Dec-12	18
MARK	Avon Products, Inc.	United States of America	Registered	85505495	29-Dec-11	4197643	28-Aug-12	5

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
MARK, SET, SHINE	Avon Products, Inc.	Canada	Registered	1168221	21-Feb-03	669312	4-Aug-06
MARK. & Design	Avon Products, Inc.	United States of America	INSTRUCTED- WTG. FOR PARTICULAR S					3
MARK. & Design	Avon Products, Inc.	United States of America	Registered	85/505486	29-Dec-2011	4252873	4-Dec-2012	25
MARK. & Design	Avon Products, Inc.	United States of America	Registered	85/505520	29-Dec-11	4256483	11-Dec-2012	35
MARK. & Design	Avon Products, Inc.	United States of America	Registered	85/505536	29-Dec-11	4201461	4-Sep-2012	21
MARK. SELF SANCTUARY	Avon Products, Inc.	United States of America	Registered	77711407	10-Apr-09	3701535	27-Oct-09	3
MARK.AVON	Avon Canada Inc.	Canada	Registered	1153098	24-Sep-02	TMA685636	5-Apr-07
MARK.AVON	Avon Products, Inc.	United States of America	Registered	78166023	19-Sep-02	3046726	17-Jan-06	35
MARK.THE BOLD	Avon Products, Inc.	Canada	Pending	1768015	16-Feb-16			3,14, 18,25
MARK.THE BOLD	Avon Products, Inc.	United States of America	Pending	86918222	24-Feb-16			3
MARK.CELEBRATE	Avon Products, Inc.	Canada	Registered	1601630	8-Nov-12	TMA864,352	5-Nov-13	3
MARK.CELEBRATE	Avon Products, Inc.	United States of America	Registered	77886082	4-Dec-09	3901824	4-Jan-11	3
MARK.CHEEK MAGNET	Avon Products, Inc.	Canada	Pending	1768005	16-Feb-16			3
MARK.CHEEK MAGNET	Avon Products, Inc.	United States of America	Pending	86918263	24-Feb-16			3
MARK. DESIGN	Avon Products, Inc.	Canada	Pending	1759003	10-Dec-15			3
MARK.EARTH	Avon Products, Inc.	Canada	Registered	1371232	8-Nov-07	TMA756,629	7-Jan-10	3
MARK.EYE CONTACT	Avon Products, Inc.	Canada	Pending	1768007	16-Feb-16			3
MARK.EYE CONTACT	Avon Products, Inc.	United States of America	Pending	86918317	24-Feb-16			3
MARK.GLOW TOGETHER	Avon Products, Inc.	Canada	Pending	1768009	16-Feb-16			3
MARK.GLOW TOGETHER	Avon Products, Inc.	United States of America	Pending	86918297	24-Feb-16			3

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
MARK.JEWEL	Avon Products, Inc.	Canada	Registered	1325295	22-Nov-06	TMA734,582	17-Feb-09
MARK.JEWEL	Avon Products, Inc.	United States of America	Registered	77052818	29-Nov-06	3445832	10-Jun-08	3
MARK.NUDE MATTE	Avon Products, Inc.	Canada	Pending	1768011	16-Feb-16			3
MARK.NUDE MATTE	Avon Products, Inc.	United States of America	Pending	86918339	24-Feb-16			3
MARK.PURE	Avon Products, Inc.	Canada	Registered	1335618	15-Feb-07	TMA756,624	7-Jan-10	3
MARK.REBEL ROSE	Avon Products, Inc.	Canada	Registered	1378166	7-Jan-08	TMA756167	30-Dec-09
MATTE-NIFICENT	Avon Products, Inc.	Canada	Registered	1168224	21-Feb-03	TMA669045	31-Jul-06
MATTE-NIFICENT	Avon Products, Inc.	United States of America	Registered	78215047	14-Feb-03	3002557	27-Sep-05	3
MEADOW DEW	Avon Products, Inc.	United States of America	Registered	77549481	18-Aug-08	3677666	1-Sep-09	3
MEET MARK	Avon Products, Inc.	Canada	Registered	1153093	24-Sep-02	TMA675107	17-Oct-06
MEET MARK	Avon Products, Inc.	United States of America	Registered	78166138	20-Sep-02	2972813	19-Jul-05	35
MEGA EFFECTS	Avon Products, Inc.	Canada	Registered	1667134	10-Mar-14	TMA902,982	6-May-15	3
MEGA EFFECTS	Avon Products, Inc.	United States of America	Registered	86110542	5-Nov-13	4533711	20-May-14	3
MEGA EFFECTS 5D	Avon Products, Inc.	Canada	Pending	1617066	6-Mar-2013			3
MEGA VOLUME	Avon Products, Inc.	Canada	Registered	1290908	22-Feb-06	TMA698729	17-Oct-07
MEMORABLE	Avon Products, Inc.	Canada	Registered	1059457	18-May-00	TMA582744	29-May-03
MESMERIZE	Avon Products, Inc.	Canada	Registered	0701873	30-Mar-92	TMA442464	5-May-95
MESMERIZE	Avon Products, Inc.	Canada	Registered	1239972	8-Dec-04	TMA659290	17-Feb-06
MESMERIZE	Avon Products, Inc.	United States of America	Registered	74185140	15-Jul-91	1749185	26-Jan-93	3
MESMERIZE	Avon Products, Inc.	United States of America	Registered	75764649	29-Jul-99	2905393	30-Nov-04	3
MESMERIZE FOR MEN	Avon Products, Inc.	Canada	Registered	1213943	20-Apr-04	TMA635139	14-Mar-05
MINI MARK-IT	Avon Products, Inc.	Canada	Registered	1350100	4-Jun-07	TMA755973	23-Dec-09	3

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
MIRROR SHINE	Avon Products, Inc.	Canada	Registered	1117036	3-Oct-01	TMA623188	21-Oct-04
MIRROR SHINE	Avon Products, Inc.	United States of America	Registered	77657163	27-Jan-09	3845971	7-Sep-10	3
MIST OPPORTUNITY	Avon Products, Inc.	Canada	Registered	1362206	4-Sep-07	TMA726,292	17-Oct-08	3
MOISTURE 24	Avon Products, Inc.	Canada	Registered	1099064	12-Apr-01	TMA586364	31-Jul-03
MOISTURE REPLENISH	Avon Products, Inc.	Canada	Registered	1501415	27-Oct-10	TMA873,103	11-Mar-14	3
MOISTURE THERAPY	Avon Products, Inc.	United States of America	Registered	74168185	20-May-91	1680036	24-Mar-92	3
MOISTURE THERAPY DERMA RESTORING	Avon Products, Inc.	Canada	Pending	1639063	12-Aug-13			3
MOISTURE THERAPY DERMA SOOTHING	Avon Products, Inc.	Canada	Pending	1,664,236	18-Feb-14			3
MOMMY TILLIA	Avon Products, Inc.	United States of America	Registered	77959246	15-Mar-10	4026789	13-Sep-11	3
MOMMY TILLIA	Avon Products, Inc.	United States of America	Registered	77959271	15-Mar-10	4026790	13-Sep-11	5
MRS. ALBEE	Avon Canada Inc.	Canada	Registered	0837497	25-Feb-97	TMA521898	20-Jan-00
MUSK FIRE	Avon Products, Inc.	Canada	Registered	1475923	7-Apr-10	TMA845,571	8-Mar-13	3
MUSK MARINE	Avon Products, Inc.	Canada	Registered	1475921	7-Apr-10	TMA799,648	9-Jun-11	3
MUSK WOOD	Avon Products, Inc.	Canada	Registered	1475924	7-Apr-10	TMA846,573	19-Mar-13	3
MY LIP MIRACLE	Avon Products, Inc.	Canada	Registered	1235538	29-Oct-04	TMA648140	15-Sep-05
NAIL EXPERTS	Avon Products, Inc.	Canada	Registered	1110108	24-Jul-01	TMA578545	31-Mar-03
NAIL EXPERTS	Avon Products, Inc.	United States of America	Registered	76186426	26-Dec-00	2620101	17-Sep-02	3
NAILWEAR	Avon Products, Inc.	Canada	Registered	1106027	18-Jun-01	TMA585408	16-Jul-03
NAILWEAR DAZZLERS	Avon Products, Inc.	Canada	Registered	1186518	13-Aug-03	TMA639311	6-May-05
NATURAL MATCH	Avon Products, Inc.	Canada	Registered	1137043	16-Apr-02	TMA625423	15-Nov-04
NEED A SHRINK?	Avon Products, Inc.	Canada	Registered	1362209	4-Sep-07	TMA719183	24-Jul-08	3
NIGHT DEW	Avon Products, Inc.	Canada	Registered	1225203	28-Jul-04	TMA643123	28-Jun-05
NIGHT FORCE	Avon Canada Inc.	Canada	Registered	0863945	11-Dec-97	TMA539037	28-Dec-00

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
NIGHT MAGIC	Avon Products, Inc.	Canada	Registered	0564816	20-Jun-86	TMA333915	6-Nov-87
NIGHT MAGIC	Avon Products, Inc.	United States of America	Registered	73590488	28-Mar-86	1432638	17-Mar-87	3
NURTURA	Avon Canada Inc.	Canada	Registered	0434101	29-Dec-78	TMA249592	15-Aug-80
NURTURA	Avon Products, Inc.	United States of America	Registered	72371329	22-Sep-70	0925969	21-Dec-71
NUTRALUSH	Avon Products, Inc.	Canada	Registered	1059459	18-May-00	TMA565886	15-Aug-02
ODYSSEY	Avon Canada Inc.	Canada	Registered	0466593	10-Mar-81	TMA268366	23-Apr-82
ODYSSEY	Avon Products, Inc.	United States of America	Registered	71672442	30-Aug-54	0611883	6-Sep-55
ODYSSEY	Avon Products, Inc.	United States of America	Registered	73724887	27-Apr-88	1515090	6-Dec-88	3
ON DUTY	Avon Products, Inc.	Canada	Registered	0314308	26-Jun-68	TMA168142	13-Mar-70
ON DUTY	Avon Products, Inc.	United States of America	Registered	78838499	16-Mar-06	3187386	19-Dec-06	3
ON DUTY 24	Avon Products, Inc.	Canada	Registered	0386614	9-Jun-75	TMA214671	9-Jul-76
ON DUTY 24	Avon Products, Inc.	United States of America	Registered	76559208	12-Nov-03	2903040	16-Nov-04	3
ON DUTY 24 HOURS	Avon Products, Inc.	Canada	Registered	1316012	11-Sep-06	TMA748,003	17-Sep-09
ON THE EDGE	Avon Products, Inc.	Canada	Registered	1168227	21-Feb-03	TMA668153	18-Jul-06
ON THE EDGE	Avon Products, Inc.	United States of America	Registered	78215055	14-Feb-03	3002558	27-Sep-05	3
OUTSPOKEN	Avon Products, Inc.	Canada	Registered	1466115	18-Jan-10	TMA790736	15-Feb-11	3
OUTSPOKEN	Avon Products, Inc.	United States of America	Registered	77814357	27-Aug-09	3881179	23-Nov-10	3
OUTSPOKEN INTENSE	Avon Products, Inc.	Canada	Registered	1500242	19-Oct-10	TMA862,868	18-Oct-13	3
OUTSPOKEN PARTY!	Avon Products, Inc.	Canada	Pending	1678037	22-May-14			3
PARADIGM	Avon Products, Inc.	Canada	Registered	1131430	21-Feb-02	TMA625455	16-Nov-04
PAXILLIUM TECHNOLOGY	Avon Products, Inc.	United States of America	Registered	77942871	23-Feb-10	4060652	22-Nov-11	3
PERCEIVE	Avon Products, Inc.	Canada	Pending	1700431	30-Oct-14			3

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
PERCEIVE	Avon Products, Inc.	United States of America	Registered	75316567	30-Jun-97	2400424	31-Oct-00	3
PERFECT STRENGTH	Avon Products, Inc.	United States of America	Registered	85158740	22-Oct-10	4218449	2-Oct-12	3
PERFECT WEAR	Avon Products, Inc.	United States of America	Registered	74515426	22-Apr-94	1886868	4-Apr-95	3
PERFECT WEAR	Avon Products, Inc.	United States of America	Registered	75577502	27-Oct-98	2288011	19-Oct-99	3
PERFECT WEAR EXTRALASTING	Avon Products, Inc.	Canada	Registered	1270385	30-Aug-05	TMA686729	27-Apr-07	3
PERFECTLY PURIFYING	Avon Products, Inc.	Canada	Pending	1712501	26-Jan-15			3
PERSIAN WOOD	Avon Canada, Inc.	Canada	Registered	0236903	1-Aug-56	TMA106139	22-Mar-57
PERSONAL MATCH	Avon Products, Inc.	Canada	Registered	1202979	8-Jan-14	1202979	6-May-05	3
PINK SUEDE	Avon Products, Inc.	Canada	Registered	1117043	3-Oct-01	TMA623392	25-Oct-04
PLANET SPA	Avon Products, Inc.	Canada	Registered	1139002	2-May-02	TMA638218	25-Apr-05
PLANET SPA	Avon Products, Inc.	United States of America	Registered	86214683	7-Mar-14	4,725,139	21-Apr-15	3
PORE-FECTION	Avon Products, Inc.	Canada	Registered	1084642	7-Dec-00	TMA602279	16-Feb-04
POSITIVITY	Avon Products, Inc.	Canada	Registered	1057706	5-May-00	TMA560931	26-Apr-02
PRO EXTREME	Avon Products, Inc.	Canada	Registered	1223287	13-Jul-04	TMA642885	23-Jun-05
PRO SPORT	Avon Products, Inc.	Canada	Registered	1223289	13-Jul-04	TMA642646	21-Jun-05
PROSPECT	Avon Products, Inc.	Canada	Registered	1148257	2-Aug-02	TMA625016	9-Nov-04
PRO-TO-GO	Avon Products, Inc.	Canada	Registered	1353077	25-Jun-07	TMA724936	1-Oct-08	3
PROVIBE	Avon Products, Inc.	Canada	Registered	1224227	20-Jul-04	TMA652,853	16-Nov-05
PUR BLANCA	Avon Products, Inc.	Canada	Registered	1038914	10-Dec-99	TMA571298	26-Nov-02
PUR BLANCA	Avon Products, Inc.	United States of America	Registered	75839922	5-Nov-99	2550701	19-Mar-02	3
PUR BLANCA	Avon Products, Inc.	United States of America	Registered	77546737	14-Aug-08	3815114	6-Jul-10	3
PUR BLANCA BLOSSOM	Avon Products, Inc.	Canada	Registered	1406661	8-Aug-08	TMA770800	28-Jun-10	3
QUICK PEN	Avon Products, Inc.	Canada	Registered	1095367	13-Mar-01	TMA602354	17-Feb-04

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
R.P.M.	Avon Products, Inc.	Canada	Registered	1188772	10-Sep-03	TMA639049	4-May-05
R.P.M.	Avon Products, Inc.	United States of America	Registered	78297956	9-Sep-03	2990429	30-Aug-05	3
RADIANT SILVER	Avon Products, Inc.	Canada	Registered	1155015	11-Oct-02	TMA639016	3-May-05
RARE GOLD	Avon Canada Inc.	Canada	Registered	0777022	6-Mar-95	TMA491623	19-Mar-98
RARE GOLD	Avon Products, Inc.	United States of America	Registered	74622005	17-Jan-95	1987685	16-Jul-96	3
RARE PEARLS	Avon Products, Inc.	Canada	Registered	1066563	11-Jul-00	TMA586327	31-Jul-03
RARE PEARLS	Avon Products, Inc.	United States of America	Registered	76056643	25-May-00	2628960	1-Oct-02	3
RARE RUBIES	Avon Products, Inc.	Canada	Registered	0863947	11-Dec-97	TMA539130	4-Jan-01
REFRESHING BLUE	Avon Products, Inc.	Canada	Pending	1730947	2-Jun-15			3
REFRESHING BLUE	Avon Products, Inc.	United States of America	Pending	86648573	2-Jun-15			3
RELIEF EFFORT	Avon Products, Inc.	Canada	Registered	1446715	31-Jul-09	TMA778951	4-Oct-10	3
REPAIRSHIELD	Avon Products, Inc.	United States of America	Registered	85117289	27-Aug-10	4061198	22-Nov-11	3
RETINEX PLUMPING COMPLEX	Avon Products, Inc.	Canada	Registered	1184820	1-Aug-03	TMA659027	15-Feb-06
RETROACTIVE	Avon Products, Inc.	Canada	Registered	1059458	18-May-00	TMA560330	17-Apr-02
RETROACTIVE	Avon Products, Inc.	Canada	Registered	1133534	13-Mar-02	TMA633207	18-Feb-05
REVERSALIST	Avon Products, Inc.	Canada	Registered	1422312	18-Dec-08	TMA764,551	20-Apr-10	3
REVERSALIST	Avon Products, Inc.	United States of America	Registered	77635816	18-Dec-08	3800463	8-Jun-10	3
REVERSALIST DAY	Avon Products, Inc.	Canada	Registered	1449706	27-Aug-09	TMA786,862	10-Jan-11	3
REVERSALIST NIGHT	Avon Products, Inc.	Canada	Registered	1449708	27-Aug-09	TMA786,867	10-Jan-11	3
SALON STRAIGHT	Avon Products, Inc.	Canada	Registered	1290916	22-Feb-06	TMA684148	20-Mar-07
SAVED BY THE GEL	Avon Products, Inc.	Canada	Pending	1759011	10-Dec-15			3
SCANDA-LASH	Avon Products, Inc.	Canada	Registered	1168240	21-Feb-03	TMA668154	18-Jul-06
SCANDA-LASH	Avon Products, Inc.	United States of America	Registered	78215089	14-Feb-03	2990290	30-Aug-05	3

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
SCENTINI	Avon Products, Inc.	United States of America	Registered	77877167	20-Nov-09	4091476	24-Jan-12	3
SECRETS OF INDIA	Avon Products, Inc.	Canada	Registered	1184280	25-Jul-03	TMA638295	26-Apr-05
SEE THINGS CLEARLY	Avon Products, Inc.	Canada	Registered	1362205	4-Sep-07	TMA756059	29-Dec-09	3
SELF SANCTUARY	Avon Products, Inc.	Canada	Registered	1186517	13-Aug-03	TMA667946	17-Jul-06
SELF SANCTUARY SPA SEA WATER	Avon Products, Inc.	Canada	Registered	1237334	16-Nov-04	TMA668145	18-Jul-06
SELF SANCTUARY SPA THERMAL WATER	Avon Products, Inc.	Canada	Registered	1290907	22-Feb-06	TMA684673	27-Mar-07
SENSUAL EMBRACE	Avon Products, Inc.	Canada	Registered	1106361	21-Jun-01	TMA616242	4-Aug-04
SENSUALITY BY LIIV BOTANICALS	Avon Products, Inc.	Canada	Registered	1351409	13-Jun-07	TMA776586	8-Sep-10	3
SHEER NOURISHMENT	Avon Products, Inc.	Canada	Registered	1099345	19-Apr-01	TMA609728	7-May-04
SHINE ATTRACT	Avon Products, Inc.	Canada	Registered	1530155	2-Jun-11	TMA824,347	17-May-12	3
SHINE ATTRACT	Avon Products, Inc.	United States of America	Registered	85330680	26-May-11	4191728	14-Aug-12	3
SHINE DIVINE	Avon Products, Inc.	Canada	Registered	1139005	2-May-02	TMA625305	12-Nov-04
SIGNATURE SILK	Avon Products, Inc.	Canada	Registered	1406662	8-Aug-08	TMA755074	10-Dec-09	3
SIGNATURE SILK	Avon Products, Inc.	United States of America	Registered	77546726	14-Aug-08	3710021	10-Nov-09	3
SIGNATURE COLLECTION and design	Avon Products, Inc.	United States of America	Pending	1758973	10-Dec-15			18, 25
SIGNATURE WEEKEND and design	Avon Products, Inc.	Canada	Pending	1758990	10-Dec-15			18, 25
SILICONE GLOVE	Avon Canada Inc.	Canada	Registered	0262224	7-Apr-61	TMA128542	26-Oct-62
SILICONE GLOVE	Avon Products, Inc.	United States of America	Registered	77871997	13-Nov-09	3810753	29-Jun-10	3
SIMPLE ELEMENTS	Avon Products, Inc.	Canada	Registered	1407226	14-Aug-08	TMA754370	2-Dec-09	3
SIMPLE ELEMENTS	Avon Products, Inc.	United States of America	Registered	77546731	14-Aug-08	3782005	27-Apr-10	3
SIMPLY BECAUSE	Avon Products, Inc.	Canada	Registered	1458396	9-Nov-09	TMA802,944	26-Jul-11	3
SIMPLY BECAUSE	Avon Products, Inc.	United States of America	Registered	77865939	5-Nov-09	3982202	21-Jun-11	3

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
SIMPLY COMPLETE	Avon Products, Inc.	Canada	Registered	1152467	17-Sep-02	TMA638904	3-May-05
SKIN SO SOFT AROMA THERAPY CALMING	Avon Canada Inc.	Canada	Registered	1609319	10-Jan-13	TMA885,591	11-Sep-14	3
SKIN SO SOFT AROMA+THERAPY ENERGIZING	Avon Canada Inc.	Canada	Registered	1609323	10-Jan-13	TMA882,108	14-Jul-14	3
SKIN SO SOFT MINERAL GEMS GLAMOROUS GOLD & DESIGN	Avon Canada Inc.	Canada	Registered	1438325	15-May-09	TMA775596	26-Aug-10	3
SKIN SO SOFT MINERAL GEMS LUMINOUS PEARLS & DESIGN	Avon Canada Inc.	Canada	Registered	1438320	15-May-09	TMA775597	26-Aug-10	3
SKIN SO SOFT SUPREME NOURISHMENT	Avon Canada Inc.	Canada	Pending	1753005	2-Nov-15			3
SKINDISIAC +PASSIONFRUIT	Avon Products, Inc.	Canada	Registered	1,567,562	9-Mar-12	TMA898,442	11-Mar-15	3
SKIN-SO-SOFT	Avon Canada Inc.	Canada	Registered	0258043	22-Jul-60	TMA121666	24-Mar-61
SKIN-SO-SOFT	Avon Products, Inc.	United States of America	Registered	72158130	29-Nov-62	0780479	17-Nov-64	3
SKIN-SO-SOFT	Avon Products, Inc.	United States of America	Registered	74286231	19-Jun-92	1748065	26-Jan-93	3
SKIN-SO-SOFT	Avon Products, Inc.	United States of America	Registered	75543607	27-Aug-98	2267373	3-Aug-99	3
SKIN-SO-SOFT	Avon Products, Inc.	United States of America	Registered	75545042	27-Aug-98	2272317	24-Aug-99	5
SKIN-SO-SOFT	Avon Products, Inc.	United States of America	Registered	75545043	27-Aug-98	2318318	15-Feb-00	3
SLEEPTHERAPY	Avon Products, Inc.	Canada	Registered	1083369	24-Nov-00	TMA597883	17-Dec-03
SMARTREPAIR	Avon Products, Inc.	Canada	Registered	1603133	20-Nov-12	TMA875,614	14-Apr-14	3
SMOOTH MINERALS	Avon Products, Inc.	Canada	Registered	1407934	20-Aug-08	TMA750935	22-Oct-09	3
SMOOTH MINERALS	Avon Products, Inc.	United States of America	Registered	77550551	19-Aug-08	3710041	10-Nov-09	3
SNAP TO IT	Avon Products, Inc.	Canada	Registered	1299266	26-Apr-06	TMA700372	6-Nov-07

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
SNAP TO IT	Avon Products, Inc.	United States of America	Registered	78868984	25-Apr-06	3332517	6-Nov-07	3
SOCIAL BEAUTY	Avon Products, Inc.	United States of America	Registered	78166141	20-Sep-02	3002511	27-Sep-05	35
SOFT MUSK	Avon Canada Inc.	Canada	Registered	0479044	1-Dec-81	TMA286145	23-Dec-83
SOFT MUSK	Avon Products, Inc.	United States of America	Registered	73328697	18-Sep-81	1232450	29-Mar-83	3
SOFT & SENSUAL	Avon Products, Inc.	Canada	Registered	1007420	5-Mar-99	TMA559583	21-Mar-02	3, 8
SOLE SUPPORT	Avon Products, Inc.	United States of America	Registered	86259001	22-Apr-14	4767040	7-Jul-15	3
SOLUTIONS AM AGELESS	Avon Products, Inc.	Canada	Registered	1421269	10-Dec-08	TMA759,676	16-Feb-10	3
SOLUTIONS AM TOTAL RADIANCE	Avon Products, Inc.	Canada	Registered	1421272	10-Dec-08	TMA759,668	16-Feb-10	3
SOLUTIONS CLEANSE	Avon Products, Inc.	Canada	Registered	1447840	11-Aug-09	TMA778934	4-Oct-10	3
SOLUTIONS NECK + CHEST PERFECTOR	Avon Products, Inc.	Canada	Registered	1465140	8-Jan-10	TMA779,139	6-Oct-10	3
SOLUTIONS PM AGELESS	Avon Products, Inc.	Canada	Registered	1421266	10-Dec-08	TMA759,667	16-Feb-10	3
SOLUTIONS PM TOTAL RADIANCE	Avon Products, Inc.	Canada	Registered	1421273	10-Dec-08	TMA759,669	16-Feb-10	3
SOLUTIONS VIBES	Avon Products, Inc.	Canada	Registered	1468733	8-Feb-10	TMA786115	30-Dec-10	3
SOMEWHERE	Avon Canada Inc.	Canada	Registered	0262069	29-Mar-61	TMA123350	25-Aug-61
SPEAK OUT AGAINST DOMESTIC VIOLENCE AVON FOUNDATIO	Avon Products, Inc.	United States of America	Registered	76649985	8-Nov-05	3514530	14-Oct-08	36
SPECTRACOLOR	Avon Products, Inc.	United States of America	Registered	77653211	21-Jan-09	3791050	18-May-10	3
STEP INTO SEXY	Avon Products, Inc.	Canada	Registered	1456504	23-Oct-09	TMA825,824	7-Jun-12	3
STEP INTO SEXY	Avon Products, Inc.	United States of America	Registered	77856135	23-Oct-09	4080531	3-Jan-12	3
SUMMER WHITE	Avon Products, Inc.	Canada	Registered	1222008	28-Jun-04	TMA651,340	25-Oct-05
SUN SEEKERS	Avon Canada Inc.	Canada	Registered	337575	3-Nov-70	TMA178836	8-Oct-71	3
SUPER DRAMA	Avon Products, Inc.	Canada	Registered	1524876	26-Apr-11	TMA874,270	26-Mar-14	3

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
SUPER DRAMA	Avon Products, Inc.	United States of America	Registered	85301146	21-Apr-11	4250791	27-Nov-12	3
SUPER SHAPE	Avon Products, Inc.	Canada	Registered	1287529	26-Jan-06	TMA710946	3-Apr-08
SUPERCURLACIOUS	Avon Products, Inc.	United States of America	Registered	77676079	23-Feb-09	3769011	30-Mar-10	3
SUPEREXTEND	Avon Products, Inc.	Canada	Registered	1415439	22-Oct-08	TMA801,151	30-Jun-11	3
SUPEREXTEND and Design	Avon Products, Inc.	United States of America	Registered	77916726	21-Jan-10	3955608	3-May-11	3
SUPEREXTEND EXTREME	Avon Products, Inc.	Canada	Registered	1508492	20-Dec-10	TMA867,183	11-Dec-13	3
SUPEREXTEND EYE ACCENTS MASCARA	Avon Products, Inc.	Canada	Registered	1500554	21-Oct-10	TMA809698	20-Oct-11	4
SUPERFULL	Avon Products, Inc.	Canada	Registered	1289019	7-Feb-06	TMA700370	6-Nov-07
SUPERFULL	Avon Products, Inc.	United States of America	Registered	78808151	6-Feb-06	3862167	12-Oct-10	3
SUPERSHOCK	Avon Products, Inc.	Canada	Registered	1345332	27-Apr-07	TMA755029	10-Dec-09	3
SUPERSHOCK	Avon Products, Inc.	United States of America	Registered	77166663	26-Apr-07	3481656	5-Aug-08	3
SUPREME NOURISHMENT	Avon Products, Inc.	Canada	Pending	1,656,224	13-Dec-13			3
SUPREME NOURISHMENT	Avon Products, Inc.	United States of America	Registered	86143243	13-Dec-13	4660926	23-Dec-14	3
SURREAL	Avon Products, Inc.	Canada	Registered	1225866	4-Aug-04	TMA661518	28-Mar-06
SWEET FINISH	Avon Products, Inc.	Canada	Registered	1139003	2-May-02	TMA633292	21-Feb-05
SWEET HONESTY	Avon Products, Inc.	Canada	Registered	0357305	25-Sep-72	TMA198723	11-Apr-74
SWEET HONESTY	Avon Products, Inc.	United States of America	Registered	74431987	3-Sep-93	1867915	20-Dec-94	3
TENACILS	Avon Products, Inc.	Canada	Registered	1116841	2-Oct-01	TMA603050	24-Feb-04
THAT’S DEEP	Avon Products, Inc.	Canada	Registered	1362204	4-Sep-07	724162	23-Sep-08	3
THE COMPANY FOR WOMEN	Avon Canada Inc.	Canada	Registered	1084627	6-Dec-00	TMA683670	14-Mar-07
THE COMPANY FOR WOMEN	Avon Products, Inc.	United States of America	Registered	75590121	17-Nov-98	2625444	24-Sep-02	35

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
THE MORE OF US WHO WALK THE MORE OF US SURVIVE	Avon Products, Inc.	United States of America	Registered	85743441	2-Oct-12	4467523	14-Jan-14	35, 36
THERMAFIRM	Avon Products, Inc.	Canada	Registered	1276846	24-Oct-05	TMA675203	18-Oct-06
THERMAFIRM	Avon Products, Inc.	United States of America	Registered	78740650	26-Oct-05	3295251	18-Sep-07	3
TIME OF YOUR LIFE	Avon Products, Inc.	Canada	Registered	1084155	30-Nov-00	TMA597536	15-Dec-03
TIMELESS	Avon Canada Inc.	Canada	Registered	0384557	7-Apr-75	TMA213015	26-Mar-76
TIMELESS	Avon Products, Inc.	United States of America	Registered	73724891	27-Apr-88	1514261	29-Nov-88	3
TINY TILLIA	Avon Products, Inc.	United States of America	Registered	77959041	15-Mar-10	4029512	20-Sep-11	3
TINY TILLIA	Avon Products, Inc.	United States of America	Registered	77959182	15-Mar-10	4026787	13-Sep-11	5
TINY TILLIA	Avon Products, Inc.	United States of America	Registered	77959207	15-Mar-10	4026788	13-Sep-11	25
TINY TILLIA	Avon Products, Inc.	United States of America	Registered	78928806	13-Jul-06	3348476	4-Dec-07	3
TODAY TOMORROW ALWAYS	Avon Products, Inc.	Canada	Registered	1190378	25-Sep-03	TMA651,122	21-Oct-05
TODAY TOMORROW ALWAYS	Avon Products, Inc.	United States of America	Registered	76633431	16-Mar-05	3846851	14-Sep-10	3
TODAY TOMORROW ALWAYS FOREVER	Avon Products, Inc.	Canada	Registered	1492556	17-Aug-10	TMA824,148	15-May-12	3
TOPAZE	Avon Canada Inc.	Canada	Registered	166764	20-Aug-35	UCA05132	20-Aug-35
TOTALLY KISSABLE	Avon Products, Inc.	Canada	Registered	1573723	18-Apr-12	TMA845,058	1-Mar-13	3
TOTALLY KISSABLE	Avon Products, Inc.	United States of America	Registered	85598497	16-Apr-12	4505975	1-Apr-14	3
TRANQUIL MOMENTS	Avon Products, Inc.	Canada	Registered	0554697	24-Dec-85	TMA339740	29-Apr-88
TRI-ELASTINEX	Avon Products, Inc.	Canada	Pending	1639775	16-Aug-13			3
TRIPLE SONIC TECHNOLOGY	Avon Products, Inc.	Canada	Registered	1289313	9-Feb-06	TMA682,822	5-Mar-07
TRIPLE SONIC TECHNOLOGY	Avon Products, Inc.	United States of America	Registered	78810691	9-Feb-06	3304368	2-Oct-07	3

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
TRM3	Avon Products, Inc.	Canada	Registered	1086628	22-Dec-00	TMA599581	15-Jan-04
TRUE FORCE	Avon Products, Inc.	Canada	Registered	1424318	13-Jan-09	TMA814,744	29-Dec-11	3
TRUE FORCE	Avon Products, Inc.	United States of America	Registered	77649032	14-Jan-09	3832642	10-Aug-10	3
TRUE GLOW	Avon Products, Inc.	Canada	Registered	1312078	8-Aug-06	TMA715915	4-Jun-08	3
TRUE PORE-FECTION	Avon Products, Inc.	Canada	Registered	1195823	12-Nov-03	TMA642183	16-Jun-05
ULTIMAT-E	Avon Products, Inc.	Canada	Registered	1146148	11-Jul-02	TMA638987	3-May-05
ULTIMATE FUSION COMPLEX	Avon Products, Inc.	Canada	Registered	1122985	28-Nov-01	TMA627944	8-Dec-04
ULTRA COLOR ABSOLUTE	Avon Products, Inc.	Canada	Registered	1618890	19-Mar-13	TMA879,062	29-May-14	3
ULTRA COLOR INDULGENCE	Avon Products, Inc.	Canada	Registered	1672187	10-Apr-14	TMA917,654	20-Oct-15	3
ULTRA COLOR RICH BRILLIANCE	Avon Products, Inc.	Canada	Registered	1536419	20-Jul-11	TMA840,053	14-Jan-13	3
ULTRA COLOR RICH BRILLIANCE	Avon Products, Inc.	United States of America	Registered	85375708	20-Jul-11	4242986	13-Nov-12	3
ULTRA GLAZEWEAR ABSOLUTE LIPGLOSS	Avon Products, Inc.	Canada	Pending	1621561	8-Apr-13			3
ULTRA SEXY	Avon Products, Inc.	United States of America	Registered	86001797	3-Jul-13	4582979	12-Aug-14	3
ULTRA SEXY HEART	Avon Canada Inc.	Canada	Pending	1730949	2-Jun-15
ULTRA SEXY HEART	Avon Products, Inc.	United States of America	Pending	86648717	2-Jun-15
ULTRA SEXY LACE	Avon Products, Inc.	Canada	Registered	1590953	21-Aug-12	TMA860,584	18-Sep-13	3
ULTRA SEXY LACE	Avon Products, Inc.	United States of America	Registered	85709616	22-Aug-12	4475819	28-Jan-14	3
ULTRA SEXY PINK	Avon Products, Inc.	Canada	Pending	1652621	19-Nov-13			3
ULTRA SEXY PINK	Avon Products, Inc.	United States of America	Registered	86129570	26-Nov-13	4761098	23-Jun-15	3
UN TEMPS NOUVEAU (HELLO TOMORROW)	Avon Products, Inc.	Canada	Registered	1339454	15-Mar-07		4-Mar-08
UNPLUGGED	Avon Products, Inc.	Canada	Registered	1176322	7-Apr-05	TMA638,746	29-Apr-05

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
UNPLUGGED	Avon Products, Inc.	Canada	Registered	1546589	5-Oct-11	TMA886,342	22-Sep-14	3
UNPLUGGED	Avon Products, Inc.	United States of America	Pending	85439396	5-Oct-11			3
UNSCRIPTED	Avon Products, Inc.	Canada	Registered	1385254	28-Feb-08	TMA737625	7-Apr-09	3
UNSCRIPTED	Avon Products, Inc.	United States of America	Registered	77409551	29-Feb-08	3706133	3-Nov-09	3
UNTOUCHABLE	Avon Products, Inc.	Canada	Registered	1534465	6-Jul-11	TMA880,256	17-Jun-14	3
UNTOUCHABLE	Avon Products, Inc.	United States of America	Registered	85363843	6-Jul-11	4407524	24-Sep-13	3
UNTOUCHABLE STRENGTH	Avon Products, Inc.	Canada	Pending	1636765	25-Jul-13			3
UNTOUCHABLE STRENGTH	Avon Products, Inc.	United States of America	Registered	86023537	30-Jul-13	4717230	7-Apr-15	3
UOMO 1886 & DESIGN	Avon Products, Inc.	Canada	Registered	1041072	29-Dec-99	TMA571254	26-Nov-02
URBAN FLOWERS	Avon Products, Inc.	Canada	Registered	1418796	19-Nov-08	TMA768991	8-Jun-10	3
URBAN FLOWERS	Avon Products, Inc.	United States of America	Registered	77618789	20-Nov-08	3758859	9-Mar-10	3
VISUAL PERFECTION	Avon Products, Inc.	Canada	Registered	1219368	7-Jun-04	TMA683953	16-Mar-07
VITA MOIST	Avon Products, Inc.	Canada	Registered	1059467	18-May-00	TMA582285	23-May-03
VITA-MOIST	Avon Products, Inc.	United States of America	Registered	72063921	9-Dec-58	0695807	5-Apr-60
VITADVANCE	Avon Products, Inc.	Canada	Registered	1162169	17-Dec-02	TMA624071	29-Oct-04	5
VITALITY BY LIIV BOTANICALS	Avon Products, Inc.	Canada	Registered	1351540	13-Jun-07	TMA756163	30-Dec-09	3
WEEKEND	Avon Canada Inc.	Canada	Registered	0426119	14-Jun-78	TMA250381	12-Sep-80
WHITE GRAPE	Avon Products, Inc.	Canada	Registered	1141001	21-May-02	TMA640467	25-May-05
WILD COUNTRY	Avon Products, Inc.	Canada	Registered	0299375	1-Sep-66	TMA150644	5-May-67
WILD COUNTRY	Avon Products, Inc.	United States of America	Registered	72248959	27-Jun-66	0833473	8-Aug-67
WILD COUNTRY FOR HER	Avon Products, Inc.	Canada	Registered	1153613	27-Sep-02	TMA624946	8-Nov-04
WILD COUNTRY OUTBACK	Avon Products, Inc.	Canada	Registered	1106924	27-Jun-01	TMA616260	4-Aug-04

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
WINDSCAPE	Avon Products, Inc.	Canada	Registered	1421951	16-Dec-08	TMA802,897	25-Jul-11	3
WINDSCAPE	Avon Products, Inc.	United States of America	Registered	77621303	25-Nov-08	3796755	1-Jun-10	3
WINGED OUT	Avon Products, Inc.	Canada	Pending	1,668,003	14-Mar-13			3
WINGED OUT	Avon Products, Inc.	United States of America	Registered	86221101	14-Mar-14	4749820	2-Jun-15	3
WINK	Avon Products, Inc.	Canada	Registered	1177685	21-May-03	TMA639079	4-May-05
WINKINK	Avon Products, Inc.	Canada	Registered	1297949	18-Apr-06	TMA684668	27-Mar-07
WINTERSOFT	Avon Products, Inc.	United States of America	Registered	77166050	26-Apr-07	3359367	25-Dec-07	3
WINTERSOFT WITH HYDROSEAL COMPLEX and design	Avon Products, Inc.	Canada	Registered	1310117	21-Jul-06	TMA741527	05-Jun-2009	3
WISH OF HAPPINESS	Avon Products, Inc.	Canada	Registered	1347285	14-May-07	TMA768978	8-Jun-10	3
WISH OF HOPE	Avon Products, Inc.	Canada	Registered	1375532	11-Dec-07	TMA786094	30-Dec-10	3
WISH OF HOPE	Avon Products, Inc.	United States of America	Registered	77351964	14-Dec-07	3726086	15-Dec-09	3
WISH OF LOVE	Avon Products, Inc.	Canada	Registered	1347280	14-May-07	TMA768971	8-Jun-10	3
WISH OF PEACE	Avon Products, Inc.	Canada	Registered	1347283	15-May-07	TMA768970	8-Jun-10	3
WOMEN OF EARTH	Avon Products, Inc.	Canada	Registered	850941	16-Jul-97	TMA531718	24-Aug-00	3
WOMEN OF INSPIRATION	Avon Canada Inc.	Canada	Registered	1154020	1-Oct-02	TMA605363	16-Mar-04
X-SERIES	Avon Products, Inc.	Canada	Registered	1512701	26-Jan-11	TMA868728	10-Jan-2014	3
X-SERIES FLASH	Avon Products, Inc.	Canada	Registered	1527806	13-May-11	TMA876599	28-Apr-14	3
X-SERIES FORCE	Avon Products, Inc.	Canada	Pending	1637966	2-Aug-13			3
X-SERIES QUAKE	Avon Products, Inc.	Canada	Registered	1527808	13-May-11	TMA876600	28-Apr-14	3
X-SERIES RECHARGE	Avon Products, Inc.	United States of America	Registered	85792790	3-Dec-12	4580937	5-Aug-14	3
X-SERIES RECHARGE	Avon Products, Inc.	Canada	Registered	1604778	3-Dec-12	TMA869868	24-Jan-14	3
X-SERIES RUSH	Avon Products, Inc.	Canada	Registered	1527804	13-May-11	TMA876598	28-Apr-14	3

Trademark	Owner	Jurisdiction	Status	Application Number	Application Date	Registration Number	Registration Date	Class
YESSAMIN	Avon Products, Inc.	Canada	Registered	1117044	3-Oct-01	TMA586290	31-Jul-03
YOU MAKE IT BEAUTIFUL	Avon Products, Inc.	Canada	Pending	1655353	9-Dec-13			35
YOU MAKE IT BEAUTIFUL	Avon Products, Inc.	United States of America	Registered	86196583	18-Feb-14	4683833	10-Feb-15	35
YOUTHGEN TECHNOLOGY	Avon Products, Inc.	Canada	Registered	1526216	4-May-11	TMA822,622	20-Apr-12	3
YOUTHGEN TECHNOLOGY	Avon Products, Inc.	United States of America	Registered	85311876	4-May-11	4184159	31-Jul-12	3

Schedule B:

Existing North America Domain Names

126chambersstreet.ca

126chambersstreet.us

advancetechniques.us

anew.us

avon.com

avon.us

avoncalling.us

avoncollectibles.us

avoncosmetics.us

avon-cosmetics.us

avongirl.us

avonhome.us

avonlady.us

avonleadershipmastercard.us

avonleadershipvisa.us

avonmark.us

avonpersonalbeauty.us

avon-products.us

avontest.us

avon-usocares.us

avonwellness.us

avonwoman.us

babytillia.us

beautyforapurpose.us

blacksuede.us

clearskin.us

derekjeterbyavon.com

derekjeterdriven.com

derek-jeter-driven.com

extralasting.us

footworks.us

imari.us

insideavon.com

markavon.us

meetmark.us

myavon.us

skinsosoft.us

skin-so-soft.us

thecompanyforwomen.us

timeless.ca

timeless.us

tinytillia.us

wildcountry.ca

wrinklediagnosis.us

xn-labeaupourlabont-htbk.ca

Schedule C:

Existing North America Patents

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Composition and Method for Under Eye Skin Lightening	Avon Products, Inc.	United States of America	Granted	08/602,004	15-Feb-1996	5,643,587

Oxa Diacids and Related Compounds for Treating Skin Conditions	Avon Products, Inc.	United States of America	Granted	08/636,540	25-Apr-1996	5,834,513

Lip Treatment Containing Live Yeast Cell Derivatives	Avon Products, Inc.	United States of America	Granted	08/705,779	30-Aug-1996	5,776,441

Multiple Layered Article Having a Bright Copper Layer	Avon Products, Inc.	United States of America	Granted	08/733,865	18-Oct-1996	5,792,565

Oxa Diacids and Related Compounds for Treating Skin Conditions	Avon Products, Inc.	Canada	Granted	2,251,146	25-Apr-1997	2,251,746

Oxa Diacids and Related Compounds for Treating Skin Conditions	Avon Products, Inc.	United States of America	Granted	08/850,333	02-May-1997	5,932,229

Nail Bleach	Avon Products, Inc.	United States of America	Granted	08/954,837	21-Oct-1997	5,888,483

Supersaturated Ascorbic Acid Solutions	Avon Products, Inc.	United States of America	Granted	08/982,821	2-Dec-1997	6,020,367

Wear Resistant Cosmetics	Avon Products, Inc.	Canada	Granted	2,284,628	12-Mar-1998	2,284,628

Wear Resistant Cosmetics	Avon Products, Inc.	United States of America	Granted	09/162,052	28-Sep-1998	6,083,516

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Cosmetic Composition for Imparting Wear Resistance and Shine	Avon Products, Inc.	United States of America	Granted	09/465,474	16-Dec-1999	6,303,105

Cosmetic Composition Containing Fluorosilane Coated Particulates	Avon Products, Inc.	United States of America	Opposition	09/467,442	20-Dec-1999	6,315,990 C1

Cosmetic Composition Containing Fluorosilane Coated Particulates	Avon Products, Inc.	United States of America	Granted	09/467,442	20-Dec-1999	6,315,990

Extended Duration Insect Repellent Composition and Method of Application to the Skin	Avon Products, Inc.	United States of America	Granted	09/724,160	28-Nov-2000	6,719,959

Improved Corrosion Resistant Aerosol Cosmetic Formulations	Avon Products, Inc.	United States of America	Granted	09/741490	19-Dec-2000	6,913,711

Extended Duration Insect Repellent Composition and Method of Application to the Skin	Avon Products, Inc.	United States of America	Granted	10/203,839	27-Nov-2001	7,150,878

Lightening Compositions And Methods Of Use	Avon Products, Inc.	United States of America	Granted	10/319,781	13-Dec-2002	7,014,844

Non-Foaming Hair Care Composition for Cleansing and Conditioning	Avon Products, Inc.	United States of America	Granted	10/320,305	16-Dec-2002	7,087,559

si-RNA-Mediated Gene Silencing Technology To Inhibit Tyrosinase And Reduce Pigmentation	Avon Products, Inc.	United States of America	Granted	10/738,413	17-Dec-2003	7,504,385

Segmented Composition And a Method And a System for Making Same	Avon Products, Inc.	United States of America	Granted	11/124,502	6-May-2005	7,208,168

Cosmetic Compositions Having Extracts of Amomum Melegueta(aka Grains of Paradise) and Methods of Treating Skin	Avon Products, Inc.	Canada	Granted	2,541,936	10-Jun-2006	2541936

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Cosmetic Compositions Having Extracts of Amomum Melegueta(aka Grains of Paradise) and Methods of Treating Skin	Avon Products, Inc.	United States of America	Granted	11/880,201	23-Jul-2007	7,842,316

Hair And Scalp Composition With A Crosslinked Silicone Elastomer And Method Of Using Same	Avon Products, Inc.	United States of America	Granted	11/862,689	27-Sep-2007	7,491,382

Cosmetic Applicator	Avon Products, Inc.	United States of America	Granted	29/326,182	14-Oct-2008	D603093

si-RNA-Mediated Gene Silencing Technology To Inhibit Tyrosinase And Reduce Pigmentation	Avon Products, Inc.	United States of America	Granted	12/361,576	29-Jan-2009	8,119,791

Capless Cosmetic Applicator	Avon Products, Inc.	United States of America	Granted	12/514,506	12-May-2009	8,303,204

Cosmetic Applicator	Avon Products, Inc.	United States of America	Granted	29/345,783	22-Oct-2009	D625992

Topical Compositions Comprising Non-Proteogenic Amino Acids and Methods of Treating Skin	Avon Products, Inc.	Canada	Granted	2,707,768	2-Jun-2010	2,707,768

Cosmetic Compositions For Imparting Superhydrophobic Films	Avon Products, Inc.	Canada	Granted	2,707,942	3-Jun-2010	2,707,942

Cosmetic Compositions For Imparting Superhydrophobic Films	Avon Products, Inc.	United States of America	Published	12/747,430	10-Jun-2010

Topical Compositions Comprising Non-Proteogenic Amino Acids and Methods of Treating Skin	Avon Products, Inc.	United States of America	Granted	12/747,272	10-Jun-2010	8,168,212

Use of Tiliacora Triandra in Cosmetics and Compositions Thereof	Avon Products, Inc.	United States of America	Granted	12/813,732	11-Jun-2010	9,084,744

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Use of Tiliacora Triandra in Cosmetics and Compositions Thereof	Avon Products, Inc.	United States of America	Granted	12/827,001	30-Jun-2010	8,771,758

Stabilized Wax Composition and Uses Thereof	Avon Products, Inc.	United States of America	Published	12/839,692	20-Jul-2010

Cosmetic Compositions For Imparting Superhydrophobic Films	Avon Products, Inc.	Canada	Published	2,717,017	27-Aug-2010

Cosmetic Compositions For Imparting Superhydrophobic Films	Avon Products, Inc.	United States of America	Published	12/920,506	1-Sep-2010

Topical Lightening Composition and Uses Thereof	Avon Products, Inc.	United States of America	Granted	12/975,415	22-Dec-2010	8,329,149

Method of Treating Skin with microRNA Modulators	Avon Products, Inc.	United States of America	Granted	12/979,695	28-Dec-2010	8,455,518

Use of Glutamide Stabilizers	Avon Products, Inc.	United States of America	Granted	12/979,539	28-Dec-2010	8,591,871

Partially Extendable Hair Brush	Avon Products, Inc.	United States of America	Granted	13/152,324	3-Jun-2011	9,055,804

Cosmetic Applicator	Avon Products, Inc.	United States of America	Granted	13/152,324	3-Jun-2011	9,055,804

Partially Extendable Hair Brush	Avon Products, Inc.	United States of America	Granted	13/152,379	3-Jun-2011	8,920,058

Cosmetic Applicator	Avon Products, Inc.	United States of America	Granted	13/152,379	3-Jun-2011	8,920,058

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Collagen and Elastin Stimulating Compositions and Uses Thereof	Avon Products, Inc.	United States of America	Published	13/216,626	24-Aug-2011

Cosmetic Use of Substituted Amino Heterocylic Carbamoyl Analogs and Related Compounds	Avon Products, Inc.	United States of America	Granted	13/217,870	25-Aug-2011	8,686,013

Cosmetic Liquid Extractor Comprising Nonionic Polymers	Avon Products, Inc.	United States of America	Granted	13/222,370	31-Aug-2011	8,673,279

Method for Enhancing the Growth and Fullness of Hair	Avon Products, Inc.	United States of America	Granted	13/231,329	13-Sep-2011	8,568,797

Compositions and Methods for Stimulating Collagen Synthesis in the Skin	Avon Products, Inc.	United States of America	Published	13/279,605	24-Oct-2011

Cosmetic Use of N-Heteroarylbisamide Analogs and Related Compounds	Avon Products, Inc.	United States of America	Granted	13/285,458	31-Oct-2011	9,044,408

Hair Care Compositions	Avon Products, Inc.	United States of America	Granted	13/311,685	6-Dec-2011	8,592,376

Wash Resistant Compositions Containing Aminosilicone	Avon Products, Inc.	United States of America	Granted	13/313,463	7-Dec-2011	8,597,670

Modulation of Thymosin Beta-4 in Skin	Avon Products, Inc.	United States of America	Granted	13/324,150	13-Dec-2011	8,632,827

Use of Starfruit Extract as a CPT-1 Modulator and Compositions Thereof	Avon Products, Inc.	United States of America	Pending	61/604,870	29-Feb-2012

Transfer Resistant Cosmetic	Avon Products, Inc.	United States of America	Granted	13/395,330	9-Mar-2012	9,050,474

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Sol-Gel Compositions and Cosmetic Methods of Use Thereof	Avon Products, Inc.	United States of America	Published	13/463,154	3-May-2012

Self-Leveling Cosmetic	Avon Products, Inc.	Canada	Published	2,781,033	15-May-2012

Dickkopf-1 Expression Modulating Compositions and Uses Thereof	Avon Products, Inc.	United States of America	Granted	13/599,631	30-Aug-2012	9,023,327

Capless Cosmetic Applicator	Avon Products, Inc.	United States of America	Granted	13/632,619	1-Oct-2012	8,690,465

Use of Tiliacora Triandra in Cosmetics and Compositions Thereof	Avon Products, Inc.	Canada	Published	2,799,083	9-Nov-2012

Use of Adipose Septa Protein Modulators and Compositions Thereof	Avon Products, Inc.	United States of America	Published	13/710,536	11-Dec-2012

Modulation of Thymosin Beta-4 in Skin	Avon Products, Inc.	United States of America	Granted	13/710,585	11-Dec-2012	8,709,507

Methods and Compositions to Impart Memory Effects onto Biosurfaces	Avon Products, Inc.	United States of America	Published	13/711,713	12-Dec-2012

Enhanced Substantivity of Cosmetic Ingredients on Keratinous Substrate	Avon Products, Inc.	United States of America	Published	13/717,920	18-Dec-2012

Collagen Stimulators and Their Use in the Treatment of Skin	Avon Products, Inc.	United States of America	Granted	13/721,509	20-Dec-2012	8,865,700

Collagen Stimulators and Their Use in the Treatment of Skin	Avon Products, Inc.	United States of America	Granted	13/721,491	20-Dec-2012	8,901,122

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

PLOD-2 Stimulators and Their Use in the Treatment of Skin	Avon Products, Inc.	United States of America	Published	13/721,758	20-Dec-2012

PLOD-2 Modulators and Their Use in the Treatment of Skin	Avon Products, Inc.	United States of America	Published	13/721,687	20-Dec-2012

Use of Melicope Extracts to Improve Conditions Caused by Excess Lipids	Avon Products, Inc.	United States of America	Published	13/808,280	4-Jan-2013

Modulation of Thymosin Beta-4 in Skin	Avon Products, Inc.	United States of America	Published	13/735,659	7-Jan-2013

PLOD-2 Stimulators and Their Use in the Treatment of Skin	Avon Products, Inc.	Canada	Published	2,803,591	22-Jan-2013

Medemia Nobilis Extracts and Methods of Use	Avon Products, Inc.	Canada	Published	2,803,590	22-Jan-2013

Callistephus Chinensis Extracts and Methods of Use	Avon Products, Inc.	United States of America	Published	13/813,336	30-Jan-2013

Hoya Carnosa Extracts and Methods of Use	Avon Products, Inc.	United States of America	Published	13/814,422	5-Feb-2013

Serissa Japonica Extracts and Methods of Use	Avon Products, Inc.	United States of America	Granted	13/814,383	5-Feb-2013	8,999,403

Stephanotis Jasminoides Extracts and Methods of Use	Avon Products, Inc.	United States of America	Granted	13/814,672	6-Feb-2013	9,186,316

Use of CPT-1 Modulators and Compositions Thereof	Avon Products, Inc.	United States of America	Published	13/777,288	26-Feb-2013

Hoya Carnosa Extracts and Methods of Use	Avon Products, Inc.	United States of America	Granted	13/793,177	11-Mar-2013	8,865,231

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Serissa Japonica Extracts and Methods of Use	Avon Products, Inc.	United States of America	Granted	13/793,109	11-Mar-2013	9,034,396

Method of Treating Skin with microRNA Modulators	Avon Products, Inc.	Canada	Published	2,817,395	8-May-2013

Method of Treating Skin with microRNA Modulators	Avon Products, Inc.	United States of America	Granted	13/905,708	30-May-2013	8,865,740

Use of Glutamide Stabilizers	Avon Products, Inc.	Canada	Published	2,822,325	19-Jun-2013

Method for Enhancing the Growth and Fullness of Hair	Avon Products, Inc.	United States of America	Published	14/036,455	25-Sep-2013

Method of Improving Aging Appearance of Skin by Modulation of WIPI-1	Avon Products, Inc.	United States of America	Published	14/055,037	16-Oct-2013

Wash Resistant Compositions Containing Aminosilicone	Avon Products, Inc.	United States of America	Published	14/058,638	21-Oct-2013

Use of Glutamide Stabilizers	Avon Products, Inc.	United States of America	Published	14/059,881	22-Oct-2013

Hair Care Compositions	Avon Products, Inc.	United States of America	Granted	14/064,260	28-Oct-2013	9,017,651

Use of Nesprin-2 Expression Modulators and Compositions Thereof	Avon Products, Inc.	United States of America	Published	14/066,862	30-Oct-2013

Modulation of Thymosin Beta-4 in Skin	Avon Products, Inc.	United States of America	Granted	14/100,514	9-Dec-2013	9,114,089

Cosmetic Liquid Extractor Comprising Nonionic Polymers	Avon Products, Inc.	United States of America	Published	14/167,211	29-Jan-2014

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Method for Enhancing the Growth and Fullness of Hair	Avon Products, Inc.	Canada	Published	2,844,142	4-Feb-2014

Cosmetic Use of Substituted Amino Heterocylic Carbamoyl Analogs and Related Compounds	Avon Products, Inc.	United States of America	Granted	14/174,455	6-Feb-2014	9,056,842

Hair Care Compositions	Avon Products, Inc.	Canada	Granted	2,852,663	16-Apr-2014	2,852,663

Compositions and Methods for Treating Damaged Hair	Avon Products, Inc.	United States of America	Published	14/354,827	28-Apr-2014

Modulation of Thymosin Beta-4 in Skin	Avon Products, Inc.	Canada	Published	2,854,979	7-May-2014

Wash Resistant Compositions Containing Aminosilicone	Avon Products, Inc.	Canada	Published	2,854,801	7-May-2014

Laponite Clay in Color Cosmetics and Personal Care Products	Avon Products, Inc.	United States of America	Pending	14/282,311	20-May-2014

Laponite Clay in Cosmetic and Personal Care Products	Avon Products, Inc.	United States of America	Pending	14/282,392	20-May-2014

Methods and Compositions to Impart Memory Effects onto Biosurfaces	Avon Products, Inc.	Canada	Published	2,856,556	21-May-2014

Use of Tiliacora Triandra in Cosmetics and Compositions Thereof	Avon Products, Inc.	United States of America	Published	14/284,869	22-May-2014

Use of Starfruit Extract as a CPT-1 Modulator and Compositions Thereof	Avon Products, Inc.	United States of America	Published	14/372,651	16-Jul-2014

Use of CPT-1 Modulators and Compositions Thereof	Avon Products, Inc.	Canada	Published	2,863,710	1-Aug-2014

Use of Starfruit Extract as a CPT-1 Modulator and Compositions Thereof	Avon Products, Inc.	Canada	Published	2,863,591	1-Aug-2014

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Antidesma bunius Extracts and Methods of Use	Avon Products, Inc.	United States of America	Pending	14/379,544	19-Aug-2014

A Topical Lightening Composition and Methods of Use Thereof	Avon Products, Inc.	United States of America	Pending	14/379,520	19-Aug-2014

Melanin Binding Agents for Targeted Topical Delivery	Avon Products, Inc.	United States of America	Pending	14/379,795	20-Aug-2014

Functional Dynamic Cosmetic Package	Avon Products, Inc.	United States of America	Published	14/488,776	17-Sep-2014

Collagen Stimulators and Their Use in the Treatment of Skin	Avon Products, Inc.	United States of America	Published	14/521,972	23-Oct-2014

Topical Compositions and Methods of Use Thereof	Avon Products, Inc.	United States of America	Pending	14/529,383	31-Oct-2014

Cosmetic Use of Salicylic Acid Derivatives	Avon Products, Inc.	United States of America	Published	14/408,114	15-Dec-2014

Cosmetic Use of Salicylic Acid Derivatives	Avon Products, Inc.	United States of America	Published	14/408,645	17-Dec-2014

Cosmetic Use of Salicylic Acid Derivatives	Avon Products, Inc.	United States of America	Published	14/408,676	17-Dec-2014

Cosmetic Use of Salicylic Acid Derivatives	Avon Products, Inc.	United States of America	Published	14/408,735	17-Dec-2014

Topical Compositions and Methods for Skin Lightening	Avon Products, Inc.	United States of America	Pending	14/408,809	17-Dec-2014

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Dickkopf-1 Expression Modulating Compositions and Uses Thereof	Avon Products, Inc.	Canada	Published	2,877,084	17-Dec-2014

Topical Compositions and Methods for Skin Lightening	Avon Products, Inc.	United States of America	Pending	14/409,607	19-Dec-2014

Cosmetic Compositions for Improving The Appearance of Skin	Avon Products, Inc.	United States of America	Published	14/409,506	19-Dec-2014

Tyrosinase Inhibitors	Avon Products, Inc.	United States of America	Published	14/412,032	30-Dec-2014

Tyrosinase Inhibitors	Avon Products, Inc.	United States of America	Published	14/586,856	30-Dec-2014

Tyrosinase Inhibitors	Avon Products, Inc.	United States of America	Published	14/412,185	30-Dec-2014

Tyrosinase Inhibitors	Avon Products, Inc.	United States of America	Published	14/586,883	30-Dec-2014

Tyrosinase Inhibitors	Avon Products, Inc.	United States of America	Published	14/412,194	30-Dec-2014

Methods and Compositions to Impart Memory Effects onto Biosurfaces	Avon Products, Inc.	United States of America	Published	14/627,600	20-Feb-2015

Method of Improving Aging Appearance of Skin by Modulation of WIPI-1	Avon Products, Inc.	United States of America	Published	14/661,061	18-Mar-2015

Method of Improving Aging Appearance of Skin by Modulation of WIPI-1	Avon Products, Inc.	Canada	Published	2,886,506	26-Mar-2015

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

CGRP Compositions and Uses Thereof	Avon Products, Inc.	United States of America	Published	14/669,545	26-Mar-2015

Ergonomic Cosmetic Applicator	Avon Products, Inc.	Canada	Published	2,888,672	17-Apr-2015

Cosmetic Use of N-Heteroarylbisamide Analogs and Related Compounds	Avon Products, Inc.	United States of America	Published	14/700,661	30-Apr-2015

Topical Lightening Composition and Methods of Use Thereof	Avon Products, Inc.	United States of America	Pending	14/722,427	27-May-2015

Peptides and Their Use in the Treatment of Skin	Avon Products, Inc.	United States of America	Pending	14/742,060	17-Jun-2015

Modulation of Thymosin Beta-4 in Skin	Avon Products, Inc.	United States of America	Published	14/745,542	22-Jun-2015

Screening Method for Identifying Active Agents	Avon Products, Inc.	United States of America	Pending	14/800,847	16-Jul-2015

System and Method for Measuring Skin Firmness	Avon Products, Inc.	United States of America	Pending	14/804,822	21-Jul-2015

A Topical Lightening Composition and Methods of Use Thereof	Avon Products, Inc.	Canada	Published	2,899,611	26-Jul-2015

Basella alba Extracts And Methods Of Use	Avon Products, Inc.	United States of America	Pending	14/763,710	27-Jul-2015

Compositions and Methods for Treating Damaged Hair	Avon Products, Inc.	Canada	Published	2,899,426	27-Jul-2015

Phyllanthus acidus Extracts And Methods Of Use	Avon Products, Inc.	United States of America	Pending	14/763,992	28-Jul-2015

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Glochidium wallichianum Extracts And Methods Of Use	Avon Products, Inc.	United States of America	Pending	14/764,379	29-Jul-2015

Calotropis gigantea Extracts And Methods Of Use	Avon Products, Inc.	United States of America	Pending	14/764,330	29-Jul-2015

Allamanda cathartica Extracts And Methods Of Use	Avon Products, Inc.	United States of America	Pending	14/764,258	29-Jul-2015

Sesbania aculeata Extracts And Methods Of Use	Avon Products, Inc.	United States of America	Pending	14/764,191	29-Jul-2015

Vernonia cinerea Extracts And Methods Of Use	Avon Products, Inc.	United States of America	Pending	14/764,791	30-Jul-2015

Plumeria acuminata Extracts And Methods Of Use	Avon Products, Inc.	United States of America	Pending	14/764,620	30-Jul-2015

Peptides and Their Use in the Treatment of Skin	Avon Products, Inc.	United States of America	Pending	14/766,006	5-Aug-2015

Eurya groffii Extracts And Methods Of Use	Avon Products, Inc.	United States of America	Pending	14/766,886	10-Aug-2015

Hedyotis hedyotidea Extracts And Methods Of Use	Avon Products, Inc.	United States of America	Pending	14/766,843	10-Aug-2015

Tetracera asiatica Extracts And Methods Of Use	Avon Products, Inc.	United States of America	Pending	14/766,799	10-Aug-2015

Compositions Containing Peptides and Method of Use	Avon Products, Inc.	United States of America	Pending	14/767,451	12-Aug-2015

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Compositions Containing Peptides and Method of Use	Avon Products, Inc.	United States of America	Pending	14/767,805	13-Aug-2015

Abutilon indicum Extracts And Methods Of Use	Avon Products, Inc.	United States of America	Pending	14/767,609	13-Aug-2015

Sargassum muticum Extracts And Methods Of Use	Avon Products, Inc.	United States of America	Pending	14/767,638	13-Aug-2015

Gracilaria textorii Extracts And Methods Of Use	Avon Products, Inc.	United States of America	Pending	14/767,705	13-Aug-2015

Genetic Assay for Skin Pigmentation	Avon Products, Inc.	United States of America	Pending	14/843,279	2-Sep-2015

Peptides and Their Use in the Treatment of Skin	Avon Products, Inc.	United States of America	Pending	14/844,095	3-Sep-2015

Paxillin Stimulating Compositions and Cosmetic Uses Thereof	Avon Products, Inc.	United States of America	Published	14/675,891	01-Apr-2015

Volumizing Mascara Compositions	Avon Products, Inc.	United States of America	Published	14/675,818	01-Apr-2015

Cosmetic Compositions for Imparting Superhydrophobic Films	Avon Products, Inc.	United States of America	Published	12/920,506	01-Sep-2010

Oxa Acids and Related Compounds for Treating Skin Conditions	Avon Products, Inc.	Canada	Granted	2,256,582	02-Jun-1997	2,256,582

Oxa Acids and Related Compounds for Treating Skin Conditions	Avon Products, Inc.	United States of America	Granted	08/863,502	02-Jun-1997	6,069,169

Gel-Based Lipstick Having Improved Rheology	Avon Products, Inc.	Canada	Granted	2,671,363	02-Jun-2009	2,671,363

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Dispensing Mechanism Assembly	Avon Products, Inc.	United States of America	Granted	13/287,464	02-Nov-2011	8,545,121

Powder Cosmetic Composition	Avon Products, Inc.	United States of America	Granted	11/949,240	03-Dec-2007	9,050,259

Cosmetic Compositions for Imparting Superhydrophobic Films	Avon Products, Inc.	Canada	Granted	2,707,942	03-Jun-2010	2,707,942

Container	Avon Products, Inc.	Canada	Granted	132047	03-Sep-2009	132047

Multi-Unit Cosmetic Applicator	Avon Products, Inc.	Canada	Granted	2,677,298	04-Aug-2009	2,677,298

Cosmetic Uses of Modified Stressed Yeast Extracts and Related Compositions	Avon Products, Inc.	United States of America	Granted	12/850,193	04-Aug-2010	8,575,106

Nail Strips Having a Crosslinked Polymer Top Coat	Avon Products, Inc.	United States of America	Granted	11/884,996	04-Dec-2008	8,586,164

Cosmetic Compositions Having Improved Transfer Resistance	Avon Products, Inc.	Canada	Published	2,687,901	04-Dec-2009

Methods and Compositions for Preventing or Reducing Frizzy Appearance of Hair	Avon Products, Inc.	United States of America	Published	14/560,602	04-Dec-2014

Oxa Acids and Related Compounds for Treating Skin Conditions	Avon Products, Inc.	United States of America	Granted	08/658,089	04-Jun-1996	5,847,003

Method Of Treating Skin Conditions	Avon Products, Inc.	Canada	Granted	2,397,183	04-Sep-2002	2,397,183

Paxillin Stimulating Compositions and Cosmetic Uses Thereof	Avon Products, Inc.	United States of America	Granted	13/602,557	04-Sep-2012	9,066,896

Clear or Translucent Composition	Avon Products, Inc.	United States of America	Published	13/080,034	05-Apr-2011

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Cosmetic Compositions Having Improved Transfer Resistance	Avon Products, Inc.	United States of America	Published	13/543,004	05-Jul-2012

Self-Leveling Cosmetic	Avon Products, Inc.	United States of America	Published	13/513,980	05-Jun-2012

Brush for Applying a Cosmetic Product	Avon Products, Inc.	Canada	Granted	2,601,255	05-Nov-2001	2,601,255

Skin Treatment Using a New Retinoid	Avon Products, Inc.	United States of America	Granted	10/288,603	05-Nov-2002	7,074,420

Method for Improving Color Retention in Artificially Colored Hair	Avon Products, Inc.	United States of America	Published	12/940,805	05-Nov-2010

Cosmetic Compositions Having Improved Transfer Resistance	Avon Products, Inc.	United States of America	Granted	11/810,559	06-Jun-2007	8,277,791

Brush for Applying a Cosmetic Product	Avon Products, Inc.	United States of America	Granted	11/124,484	06-May-2005	1,909,043

Topical Lightening Compositions and Methods of Use	Avon Products, Inc.	Canada	Granted	2,411,222	06-Nov-2002	2,411,222

Container	Avon Products, Inc.	Canada	Granted	137430	06-Oct-2010	137430

Ergonomic Mascara Applicator	Avon Products, Inc.	Canada	Published	2,739,839	07-Apr-2011

Method Of Treating Skin Conditions	Avon Products, Inc.	United States of America	Granted	09/521,442	07-Mar-2000	7,736,661

Ergonomic Mascara Applicator	Avon Products, Inc.	United States of America	Published	13/062,592	07-Mar-2011

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Face Mask	Avon Products, Inc.	United States of America	Granted	29/317,803	07-May-2008	D608500

Press-On Cosmetic Applicator System	Avon Products, Inc.	United States of America	Granted	13/290,616	07-Nov-2011	8,864,398

Gel-Based Lipstick Having Improved Rheology	Avon Products, Inc.	United States of America	Granted	14/047,480	07-Oct-2013	9,205,039

Post-Application Expanding Cosmetic Composition And Method Employing Same	Avon Products, Inc.	United States of America	Granted	10/502,061	08-Apr-2005	7,837,985

Method for Lengthening Keratin Fibers	Avon Products, Inc.	United States of America	Granted	11/634,658	08-Dec-2006	8,821,846

Shaper	Avon Products, Inc.	United States of America	Published	14/562,870	08-Dec-2014

Nanoparticle Compositions Providing Enhanced Color for Cosmetic Formulations	Avon Products, Inc.	United States of America	Granted	11/970,882	08-Jan-2008	9,056,053

Gel Technology Suitable for Use in Cosmetic Compositions	Avon Products, Inc.	Canada	Allowed	2,708,543	08-Jun-2010

Coupling Emulsions for Use With Ultrasound Devices	Avon Products, Inc.	United States of America	Published	13/514,794	08-Jun-2012

Oxa Acids and Related Compounds for Treating Skin Conditions	Avon Products, Inc.	United States of America	Granted	09/566,556	08-May-2000	6,333,356

Cosmetic Composition with Encapsulated Pigments and a Method for Using	Avon Products, Inc.	Canada	Granted	2,629,233	08-May-2008	2,629,233

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Multi-Unit Cosmetic Applicator	Avon Products, Inc.	United States of America	Granted	12/169,933	09-Jul-2008	8,662,776

Ascorbyl - Phosphoryl - Cholesterol (AVC-10)	Avon Products, Inc.	United States of America	Granted	08/853,271	09-May-1997	5,951,990

Cosmetic Compositions Containing Smectite Gels	Avon Products, Inc.	United States of America	Granted	08/853,992	09-May-1997	5,882,662

Ascorbyl - Phosphoryl - Cholesterol (AVC-10)	Avon Products, Inc.	United States of America	Granted	09/189,368	09-Nov-1998	6,162,450

Skin Treatment Using a New Retinoid	Avon Products, Inc.	United States of America	Granted	10/039,745	09-Nov-2001	6,641,824

Compositions and Methods for Stimulation MAGP-1 to Improve the Appearance of Skin	Avon Products, Inc.	Canada	Published	2,799,223	09-Nov-2012

Cosmetic Compact with Pivoting Tray	Avon Products, Inc.	United States of America	Published	12556100	09-Sep-2009

Compositions and Methods for Stimulation MAGP-1 to Improve the Appearance of Skin	Avon Products, Inc.	United States of America	Pending	14/848,443	09-Sep-2015

Composition and Method for Under Eye Skin Lightening	Avon Products, Inc.	United States of America	Granted	08/631,815	10-Apr-1996	5,676,956

Topical Compositions Containing Desthiobiotin and its Derivatives and a Method of Treating Skin	Avon Products, Inc.	United States of America	Granted	12/747,364	10-Jun-2010	8,450,353

Cosmetic Compositions for Imparting Superhydrophobic Films	Avon Products, Inc.	United States of America	Published	12/747,430	10-Jun-2010

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Gel Technology Suitable for Use in Cosmetic Compositions	Avon Products, Inc.	United States of America	Published	12/747,469	10-Jun-2010

Applicator Brush	Avon Products, Inc.	Canada	Granted	2,300,665	10-Mar-2000	2,300,665

Stable Ascorbic Acid Preparation for Topical Use	Avon Products, Inc.	United States of America	Granted	09/150,806	10-Sep-1998	6,299,889

Shaper	Avon Products, Inc.	Canada	Allowed	2,680,749	10-Sep-2009

Ascorbyl - Phosphoryl - Cholesterol (AVC-10)	Avon Products, Inc.	United States of America	Granted	08/837,282	11-Apr-1997	5,866,147

Non-Pressurized Post-Application Expanding Composition	Avon Products, Inc.	Canada	Granted	2,502,048	11-Apr-2005	2,502,048

Methods and Compositions for Preventing or Reducing Frizzy Appearance of Hair	Avon Products, Inc.	Canada	Published	2,777,378	11-Apr-2012

Methods and Compositions for Preventing or Reducing Frizzy Appearance of Hair	Avon Products, Inc.	Canada	Published	2,777,375	11-Apr-2012

Multistep Cosmetic Compositions	Avon Products, Inc.	United States of America	Published	11/953,915	11-Dec-2007

Optical Blurring Pigment Composition Suitable for Use in Cosmetics	Avon Products, Inc.	Canada	Published	2,709,097	11-Jun-2010

Cosmetic Container for Lipstick	Avon Products, Inc.	United States of America	Granted	29/259638	11-May-2006	D542978

Cosmetic Compact	Avon Products, Inc.	United States of America	Granted	29/286,583	11-May-2007	D564133

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Self Emulsified Compositions	Avon Products, Inc.	United States of America	Granted	13/294,562	11-Nov-2011	8,580,238

Self Emulsified Compositions	Avon Products, Inc.	United States of America	Granted	13/294,665	11-Nov-2011	9,066,862

Cosmetic Compositions of Reactively Blended Copolymers	Avon Products, Inc.	United States of America	Granted	13/294,562	11-Nov-2011	8,580,238

Cosmetic Compositions of Reactively Blended Copolymers	Avon Products, Inc.	United States of America	Granted	13/294,665	11-Nov-2011	9,066,862

Compositions Containing A Vitamin C Component and Pigment	Avon Products, Inc.	United States of America	Granted	09/659,223	11-Sep-2000	6,576,248

Compositions Containing Peptides with Non-Natural Amino Acids and Methods of Use	Avon Products, Inc.	Canada	Published	2,642,191	12-Aug-2008

Applicator Brush	Avon Products, Inc.	United States of America	Granted	09/267,959	12-Mar-1999	6,016,815

Cosmetic Adhesive Composition	Avon Products, Inc.	Canada	Published	2,811,296	12-Mar-2013

Biofunctional Anchored Extended-Wear Cosmetics	Avon Products, Inc.	Canada	Published	2,811,274	12-Mar-2013

Compositions for Imparting Superhydrophobicity	Avon Products, Inc.	United States of America	Granted	12/945,003	12-Nov-2010	9,005,591

Cosmetic Compositions and Methods for Using Same to Improve the Aesthetic Appearance of Skin	Avon Products, Inc.	United States of America	Granted	13/584,136	13-Aug-2012	8,808,765

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Cosmetic Composition with Encapsulated Pigments and a Method for Using	Avon Products, Inc.	United States of America	Granted	11/301,421	13-Dec-2005	8,277,785

Paxillin Stimulating Compositions and Cosmetic Uses Thereof	Avon Products, Inc.	United States of America	Granted	12/966,098	13-Dec-2010	8,394,427

Multi-Unit Cosmetic Applicator	Avon Products, Inc.	United States of America	Granted	11/818,027	13-Jun-2007	8,579,529

Compositions and Methods for Stimulation MAGP-1 to Improve the Appearance of Skin	Avon Products, Inc.	United States of America	Granted	13/158,947	13-Jun-2011	9,132,294

Compositions Having a Plurality of Discrete Emulsions	Avon Products, Inc.	United States of America	Granted	13/129,184	13-May-2011	8,613,911

Wear Resistant Cosmetic Compositions	Avon Products, Inc.	United States of America	Granted	09/461,447	14-Dec-1999	6,309,629

Photostable Sunscreen Compositions And Methods of Stabilizing	Avon Products, Inc.	United States of America	Granted	10/020,642	14-Dec-2001	6,440,402

Multi-Unit Cosmetic Applicator	Avon Products, Inc.	Canada	Granted	2,728,080	14-Dec-2010	2,728,080

Long-Lasting Easy Wash-Off Cosmetic Compositions	Avon Products, Inc.	United States of America	Granted	13/325,670	14-Dec-2011	8,771,656

Long Wearing Powder-Based Cosmetic Compositions	Avon Products, Inc.	Canada	Published	2,821,938	14-Jun-2013

Long-Lasting Easy Wash-Off Cosmetic Compositions	Avon Products, Inc.	United States of America	Published	13/826,724	14-Mar-2013

Cosmetic Applicator	Avon Products, Inc.	Canada	Published	2,848,866	14-Mar-2014

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Long Wearing Powder-Based Cosmetic Compositions	Avon Products, Inc.	United States of America	Published	13/295,299	14-Nov-2011

Gel Technology Suitable for Use in Cosmetic Compositions	Avon Products, Inc.	United States of America	Pending	14/882,540	14-Oct-2015

Oxa Acids and Related Compounds for Treating Skin Conditions	Avon Products, Inc.	United States of America	Granted	09/152,574	14-Sep-1998	6,071,962

Use of Eclipta Prostrata and other PPAR-Gamma Inhibitors in Cosmetics and Compositions Thereof	Avon Products, Inc.	Canada	Granted	2,793,423	14-Sep-2012	2,793,423

Cosmetic Powder Compositions for Delivering Actives	Avon Products, Inc.	United States of America	Pending	14/379,175	15-Aug-2014

Stabilized Glycerin-in-Oil Emulsions	Avon Products, Inc.	United States of America	Granted	12/968,356	15-Dec-2010	8,302,774

False Eyelash Holder	Avon Products, Inc.	United States of America	Published	14/408,067	15-Dec-2014

Transparent Topical Cosmetic Gel Having Colored Fibers and Method of Using	Avon Products, Inc.	United States of America	Granted	10/891,843	15-Jul-2004	7,682,621

Cosmetic Use of N-Substituted Sulfonyloxybenzylamines and Related Compounds	Avon Products, Inc.	United States of America	Published	14/331,638	15-Jul-2014

Clear or Translucent Composition	Avon Products, Inc.	Canada	Published	2,784,733	15-Jun-2012

Compositions for Imparting Superhydrophobicity	Avon Products, Inc.	Canada	Published	2,721,225	15-Nov-2010

Compositions for Imparting Superhydrophobicity	Avon Products, Inc.	Canada	Published	2,724,392	15-Nov-2010

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Compositions for Imparting Superhydrophobicity	Avon Products, Inc.	United States of America	Granted	12/992,729	15-Nov-2010	8,999,307

Web Community Pre-Population Method and System	Avon Products, Inc.	United States of America	Granted	12/857,064	16-Aug-2010	8,868,651

Mascara Composition	Avon Products, Inc.	United States of America	Granted	12/970,441	16-Dec-2010	8,128,918

Shaving Preparation and Method for Shaving	Avon Products, Inc.	Canada	Granted	2,633,384	16-Jun-2008	2,633,384

Method and Composition for Reducing Appearance of Wrinkles	Avon Products, Inc.	Canada	Granted	2,588,131	16-May-2007	2,588,131

Compositions and Methods of Their Use for Improving the Condition and Appearance of Skin	Avon Products, Inc.	Canada	Granted	2,588,128	16-May-2007	2,588,128

Applicator Brush	Avon Products, Inc.	United States of America	Granted	09/441,355	16-Nov-1999	6,450,177

Hair Care Compositions	Avon Products, Inc.	United States of America	Granted	13/448,564	17-Apr-2012	8,980,237

Nail Enamel Composition Having Fluorosilane Coated Particulates	Avon Products, Inc.	United States of America	Granted	09/465,606	17-Dec-1999	6,471,950

Use of Active Extracts To Lighten Skin, Lips, Hair And/Or Nails	Avon Products, Inc.	United States of America	Granted	10/321,706	17-Dec-2002	7,189,419

Glycerin-in-Oil Emulsion	Avon Products, Inc.	United States of America	Published	14/108,835	17-Dec-2013

Compositions for Keratin Fibers	Avon Products, Inc.	United States of America	Pending	14/408,855	17-Dec-2014

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Multi-Unit Cosmetic Applicator	Avon Products, Inc.	Canada	Published	2,875,082	17-Dec-2014

Multi-Unit Cosmetic Applicator	Avon Products, Inc.	Canada	Published	2,875,023	17-Dec-2014

Cosmetic Compact with Pivoting Tray	Avon Products, Inc.	Canada	Granted	2,681,202	17-Sep-2009	2,681,202

Cosmetic Formulation Incorporating a UV-Triggered Self-Healing Material	Avon Products, Inc.	United States of America	Pending	14/379,398	18-Aug-2014

Long-Wearing Transfer Resistant Film-Forming Ingredient	Avon Products, Inc.	United States of America	Published	14/409/009	18-Dec-2014

Multi-layer Cosmetic Films	Avon Products, Inc.	United States of America	Published	14/408,985	18-Dec-2014

Cosmetic Uses of Modified Stressed Yeast Extracts and Related Compositions	Avon Products, Inc.	Canada	Published	2,768,653	18-Jan-2012

Ergonomic Cosmetic Applicator	Avon Products, Inc.	United States of America	Published	13/144,684	18-Jan-2013

Colored Cosmetic Compositions with Pearlescent and Color Pigment Blends	Avon Products, Inc.	United States of America	Granted	10/622,299	18-Jul-2003	7,628,998

Novel Hair Treatment Compositions	Avon Products, Inc.	United States of America	Granted	12/097,932	18-Jun-2008	8,846,016

Paxillin Stimulating Compositions and Cosmetic Uses Thereof	Avon Products, Inc.	Canada	Published	2,784,895	18-Jun-2012

Cosmetic Compositions Comprising Fibrous Pigments	Avon Products, Inc.	Canada	Published	2,784,863	18-Jun-2012

Clear or Translucent Composition	Avon Products, Inc.	Canada	Published	2,785,977	18-Jun-2012

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Multiphase Compositions	Avon Products, Inc.	United States of America	Pending	14/743,079	18-Jun-2015

Use of Thermoplastic Elastomers in a Composition and Compositions Thereof	Avon Products, Inc.	Canada	Granted	2,633,619	18-May-2008	2,633,619

Powder Cosmetic Composition	Avon Products, Inc.	Canada	Granted	2,706,107	18-May-2010	2,706,107

Styrene Maleic Anhydride Polymers in Cosmetics and Personal Care Products	Avon Products, Inc.	United States of America	Published	14/133,851	19-Dec-2013

Biofunctional Anchored Extended-Wear Cosmetics	Avon Products, Inc.	United States of America	Published	13/817,570	19-Feb-2013

Colored Cosmetic Compositions with Pearlescent and Color Pigment Blends	Avon Products, Inc.	Canada	Granted	2,493,332	19-Jan-2005	2,493,332

Compositions Containing Peptides with Non-Natural Amino Acids and Methods of Use	Avon Products, Inc.	United States of America	Granted	12/158,188	19-Jun-2008	8,551,956

Modulation of Dynein in Skin	Avon Products, Inc.	Canada	Published	2,822,328	19-Jun-2013

Extended Release Fragrance Compositions	Avon Products, Inc.	United States of America	Published	14/547,439	19-Nov-2014

Non-Pressurized Post-Application Expanding Composition	Avon Products, Inc.	United States of America	Granted	10/532,361	20-Apr-2005	7,846,424

Mascara Composition	Avon Products, Inc.	United States of America	Granted	10/644,321	20-Aug-2003	7,431,919

Cosmetic Compositions and Methods for Using Same to Improve the Aesthetic Appearance of Skin	Avon Products, Inc.	United States of America	Granted	09/141,383**	20-Dec-2000	6,562,321

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

High Gloss Gel-Based Lipstick	Avon Products, Inc.	United States of America	Granted	11/642,348	20-Dec-2006	7,989,002

Gel-Based Lipstick Having Improved Rheology	Avon Products, Inc.	United States of America	Granted	11/642,403	20-Dec-2006	8,580,283

Cosmetic Applicator and Method of Making	Avon Products, Inc.	Canada	Published	2,693,598	20-Jan-2010

Novel Hair Treatment Compositions	Avon Products, Inc.	Canada	Granted	2,634,685	20-Jun-2008	2,634,685

Container	Avon Products, Inc.	United States of America	Granted	29/328,193	20-Nov-2008	D640569

Novel Hair Treatment Compositions	Avon Products, Inc.	United States of America	Granted	11/314,889	21-Dec-2005	8,815,224

Use of Thermoplastic Elastomers in a Composition and Compositions Thereof	Avon Products, Inc.	United States of America	Granted	11/314,634	21-Dec-2005	7,750,073

Cosmetic Composition Containing Novel Fractal Particle Based Gels Having Improved Optical Properties	Avon Products, Inc.	United States of America	Granted	11/643,573	21-Dec-2006	8,603,505

Cosmetic Composition Containing Novel Fractal Particle-Based Gels	Avon Products, Inc.	United States of America	Allowed	11/643,583	21-Dec-2006

Cosmetic Powder Bead Compositions	Avon Products, Inc.	United States of America	Granted	12/974,688	21-Dec-2010	8,658,187

Skin Care Composition that Mediates Cell to Cell Communication	Avon Products, Inc.	United States of America	Granted	11/040,534	21-Jan-2005	7,960,437

Cosmetic Use of 1-Aroyl-N-(2-oxo-3-piperidinyl)-2-Piperazine Carboxamides and Related Compounds	Avon Products, Inc.	United States of America	Granted	13/164,873	21-Jun-2011	8,207,171

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Cosmetic Use of 1-Aroyl-N-(2-oxo-3-piperidinyl)-2-Piperazine Carboxamides and Related Compounds	Avon Products, Inc.	United States of America	Granted	13/164,915	21-Jun-2011	8,168,640

Color Cosmetic with High Coverage and Naturalness	Avon Products, Inc.	United States of America	Published	13/497,439	21-Mar-2012

Optical Blurring Pigment Composition Suitable for Use in Cosmetics	Avon Products, Inc.	United States of America	Published	12/744,061	21-May-2010

Long-Lasting Easy Wash-Off Cosmetic Compositions	Avon Products, Inc.	Canada	Published	2,856,564	21-May-2014

Oxa Acids and Related Compounds for Treating Skin Conditions	Avon Products, Inc.	United States of America	Granted	09/957,923	21-Sep-2001	6,534,543

Mascara Composition	Avon Products, Inc.	Canada	Granted	2,561,127	21-Sep-2006	2,561,127

Cosmetic Use of N-Substituted Sulfonyloxybenzylamines and Related Compounds	Avon Products, Inc.	Canada	Published	2,794,129	21-Sep-2012

The Use of Plant Extracts to Prevent and/or Reduce the Signs of Subjective Discomfort and/or Irritation in the Topical Application of Cosmetic Products	Avon Products, Inc.	United States of America	Granted	11/021,024	22-Dec-2004	8,221,766

Use of Natural Plant Extracts in Cosmetic Compositions	Avon Products, Inc.	United States of America	Granted	11/021,047	22-Dec-2004	7,618,662

Use of Alisma Orientale Plant Extracts in Cosmetics and Compositions Thereof	Avon Products, Inc.	United States of America	Granted	11/021,023	22-Dec-2004	7,410,658

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Compositions and Methods of Their Use for Improving the Condition and Appearance of Skin	Avon Products, Inc.	United States of America	Granted	11/021,073	22-Dec-2004	7,514,092

Cosmetic Compositions Comprising Fibrous Pigments	Avon Products, Inc.	United States of America	Published	12/645,067	22-Dec-2009

Printable Nail Strips	Avon Products, Inc.	United States of America	Published	14/337,515	22-Jul-2014

Use Of Purslane To Treat Facial Wrinkles	Avon Products, Inc.	Canada	Granted	2,485,403	22-Jun-2004	2,485,403

Topical Compositions Containing CIS-6-Nonenol and its Derivatives and Methods for Treating Skin	Avon Products, Inc.	United States of America	Granted	13/165,876	22-Jun-2011	8,128,914

Topical Compositions Containing Melicope Hayesii and a Method of Treating Skin	Avon Products, Inc.	Canada	Published	2,748,312	22-Jun-2011

Cosmetic Package	Avon Products, Inc.	Canada	Granted	156815	22-May-2014	156815

Cosmetic Package	Avon Products, Inc.	Canada	Granted	156816	22-May-2014	156816

Long-Lasting Easy Wash-Off Cosmetic Compositions	Avon Products, Inc.	Canada	Published	2,885,484	22-May-2014

Long-Lasting Easy Wash-Off Cosmetic Compositions	Avon Products, Inc.	United States of America	Published	14/284,757	22-May-2014

Hair Care Compositions	Avon Products, Inc.	Canada	Allowed	2,722,399	22-Oct-2010

Method and Composition for Reducing Appearance of Wrinkles	Avon Products, Inc.	United States of America	Granted	11/789,017	23-Apr-2007	9,149,665

Cosmetic Package	Avon Products, Inc.	Canada	Granted	150810	23-Apr-2013	150810

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Cosmetic Package	Avon Products, Inc.	Canada	Granted	150809	23-Apr-2013	150809

Topical Compositions Containing CIS-6-Nonenol and its Derivatives and Methods for Treating Skin	Avon Products, Inc.	United States of America	Granted	12/342,197	23-Dec-2008	7,993,629

Cosmetic Use of 1-Aroyl-N-(2-oxo-3-piperidinyl)-2-Piperazine Carboxamides and Related Compounds	Avon Products, Inc.	United States of America	Granted	12/645,622	23-Dec-2009	7,993,663

A Block Copolymer and Ester-Terminated Polyesteramide Composition and Uses Thereof	Avon Products, Inc.	United States of America	Granted	12/645,919	23-Dec-2009	8,545,860

Anhydrous Mascara Compositions with Enhanced Depth of Color and Flexibility	Avon Products, Inc.	United States of America	Published	14/410,770	23-Dec-2014

Shaper	Avon Products, Inc.	United States of America	Granted	12/442,417	23-Mar-2009	8,939,667

Cosmetic Compositions and Methods for Using Same to Improve the Aesthetic Appearance of Skin	Avon Products, Inc.	Canada	Granted	2,429,935	23-May-2003	2,429,935

Ergonomic Cosmetic Applicator	Avon Products, Inc.	United States of America	Published	13/658,397	23-Oct-2012

Ergonomic Applicator	Avon Products, Inc.	United States of America	Granted	29/435,321	23-Oct-2012	D700439

Ergonomic Applicator	Avon Products, Inc.	United States of America	Pending	29/435,327	23-Oct-2012

Ergonomic Applicator	Avon Products, Inc.	United States of America	Granted	29/435,330	23-Oct-2012	D704,450

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Ergonomic Applicator	Avon Products, Inc.	United States of America	Granted	29/435,337	23-Oct-2012	D725,914

Ergonomic Applicator	Avon Products, Inc.	United States of America	Granted	29/435,340	23-Oct-2012	D731,797

Ergonomic Applicator	Avon Products, Inc.	United States of America	Granted	29/435,348	23-Oct-2012	D726,012

Ergonomic Applicator	Avon Products, Inc.	United States of America	Granted	29/435,353	23-Oct-2012	D708064

Sunscreen Compositions	Avon Products, Inc.	United States of America	Granted	14/260,775	24-Apr-2014	9,173,830

Self Emulsified Compositions	Avon Products, Inc.	United States of America	Published	14/695,487	24-Apr-2015

Cosmetic Compositions of Reactively Blended Copolymers	Avon Products, Inc.	United States of America	Published	14/695,487	24-Apr-2015

Anhydrous Mascara Compositions with Enhanced Depth of Color and Flexibility	Avon Products, Inc.	United States of America	Pending	14/411,175	24-Dec-2014

Compositions Containing Titanate Silicone Networks	Avon Products, Inc.	United States of America	Published	14/411,119	24-Dec-2014

Compositions Containing Titanate Silicone Networks	Avon Products, Inc.	United States of America	Published	14/411,147	24-Dec-2014

A Water Based Clear Sunscreen and Insect Repellent Composition	Avon Products, Inc.	Canada	Granted	2,661,626	24-Feb-2009	2,661,626

Web Community Pre-Population Method and System	Avon Products, Inc.	Canada	Published	2,806,518	24-Jan-2013

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Compositions Having a Plurality of Discrete Emulsions	Avon Products, Inc.	United States of America	Published	14/061,940	24-Oct-2013

Container for Personal Care	Avon Products, Inc.	United States of America	Granted	29/467,801	24-Sep-2013	D716147

Container for Personal Care	Avon Products, Inc.	United States of America	Granted	29/467,821	24-Sep-2013	D743,261

Container for Personal Care	Avon Products, Inc.	United States of America	Granted	29/467,826	24-Sep-2013	D719,450

Container for Personal Care	Avon Products, Inc.	United States of America	Granted	14/034,728	24-Sep-2013	9,079,696

A Water Based Clear Sunscreen and Insect Repellent Composition	Avon Products, Inc.	United States of America	Granted	11/510,304	25-Aug-2006	7,744,911

Shaper	Avon Products, Inc.	Canada	Published	2,883,021	25-Feb-2015

Methods for Improving the Aesthetic Appearance of Skin (Mangostin)	Avon Products, Inc.	Canada	Granted	2,471,657	25-Jun-2004	2,471,657

Post-Application Expanding Cosmetic Composition And Method Employing Same	Avon Products, Inc.	Canada	Granted	2,471,165	25-Jun-2004	2,471,165

High Gloss Gel-Based Lipstick	Avon Products, Inc.	Canada	Granted	2,670,529	25-May-2009	2,670,529

Use of Eclipta Prostrata and other PPAR-Gamma Inhibitors in Cosmetics and Compositions Thereof	Avon Products, Inc.	United States of America	Granted	13/115,395	25-May-2011	8,802,167

Coupling Emulsions for Use With Ultrasound Devices	Avon Products, Inc.	Canada	Published	2,781,904	25-May-2012

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Cosmetic Package	Avon Products, Inc.	United States of America	Granted	29/435,540	25-Oct-2012	D694,019

Topical Compositions Containing CIS-6-Nonenol and its Derivatives and Methods for Treating Skin	Avon Products, Inc.	Canada	Published	2,741,671	26-Apr-2011

Method for Improving Color Retention in Artificially Colored Hair	Avon Products, Inc.	Canada	Published	2,809,688	26-Feb-2013

Cosmetic Sampler Sheet	Avon Products, Inc.	Canada	Published	2,809,680	26-Feb-2013

Matte Cosmetic Compositions	Avon Products, Inc.	United States of America	Pending	14/632,093	26-Feb-2015

Cosmetic Container for Lipstick	Avon Products, Inc.	Canada	Granted	117568	26-Sep-2006	117568

Cosmetic Compositions for Imparting Superhydrophobic Films	Avon Products, Inc.	Canada	Published	2,717,017	27-Aug-2010

Post-Application Expanding Cosmetic Composition And Method Employing Same	Avon Products, Inc.	United States of America	Granted	10/331,069	27-Dec-2002	7,837,984

Cosmetic Films	Avon Products, Inc.	Canada	Published	2,809,885	27-Feb-2013

Cosmetic Use of 1-Aroyl-N-(2-oxo-3-piperidinyl)-2-Piperazine Carboxamides and Related Compounds	Avon Products, Inc.	Canada	Published	2,750,145	27-Jun-2011

Methods and Compositions for Preventing or Reducing Frizzy Appearance of Hair	Avon Products, Inc.	United States of America	Granted	12/912,859	27-Oct-2010	8,932,569

Methods and Compositions for Preventing or Reducing Frizzy Appearance of Hair	Avon Products, Inc.	United States of America	Published	12/912,816	27-Oct-2010

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Extended Release Fragrance Compositions	Avon Products, Inc.	United States of America	Granted	14/165,687	28-Jan-2014	8,921,303

Long-Wearing Glossy Lipcolor	Avon Products, Inc.	Canada	Published	2,899,608	28-Jul-2015

Aerosol Insect Repellent Composition Having Low VOC Content and Method of Applying Same to the Skin	Avon Products, Inc.	United States of America	Granted	09/724,313	28-Nov-2000	6,969,521

Cosmetic Applicator	Avon Products, Inc.	United States of America	Granted	13/283,921	28-Oct-2011	8,448,650

Multi-Unit Cosmetic Applicator	Avon Products, Inc.	United States of America	Granted	14/064,514	28-Oct-2013	8,950,963

Compositions and Methods of Their Use for Improving the Condition and Appearance of Skin	Avon Products, Inc.	United States of America	Granted	11/647,648	29-Dec-2006	7,642,062

Cosmetic Use of 1-Aroyl-N-(2-oxo-3-piperidinyl)-2-Piperazine Carboxamides and Related Compounds	Avon Products, Inc.	United States of America	Granted	12/344,868	29-Dec-2008	7,994,175

Topical Compositions Containing Melicope Hayesii and a Method of Treating Skin	Avon Products, Inc.	United States of America	Granted	12/344,787	29-Dec-2008	7,592,024

Cosmetic Composition	Avon Products, Inc.	United States of America	Granted	12/980,815	29-Dec-2010	8,802,063

Photostable Sunscreen Compositions And Methods of Stabilizing	Avon Products, Inc.	United States of America	Granted	11/093,217	29-Mar-2005	7,186,404

Cosmetic Composition Containing Novel Fractal Particle Based Gels Having Improved Optical Properties	Avon Products, Inc.	Canada	Allowed	2,671,277	29-May-2009

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Cosmetic Composition Containing Novel Fractal Particle-Based Gels	Avon Products, Inc.	Canada	Allowed	2,671,245	29-May-2009

Cosmetic Powder Bead Compositions	Avon Products, Inc.	Canada	Published	2,782,368	29-May-2012

Modulation of Dynein in Skin	Avon Products, Inc.	United States of America	Published	13/305,779	29-Nov-2011

Transparent Topical Cosmetic Gel Having Colored Fibers and Method of Using	Avon Products, Inc.	Canada	Granted	2,561,783	29-Sep-2006	2,561,783

Hair Care Compositions	Avon Products, Inc.	United States of America	Granted	12/112,447	30-Apr-2008	8,178,080

Stable Ascorbic Acid Preparation for Topical Use	Avon Products, Inc.	Canada	Granted	2,309,195	30-Aug-1999	2,309,195

Methods for Improving the Aesthetic Appearance of Skin (Mangostin)	Avon Products, Inc.	United States of America	Granted	11/026,198	30-Dec-2004	7,825,157

Long Wearing Cosmetic Compositions	Avon Products, Inc.	United States of America	Granted	11/323,711	30-Dec-2005	8,377,425

Long Wear Color Cosmetic Composition	Avon Products, Inc.	United States of America	Granted	13/361,041	30-Jan-2012	8,808,673

Ascorbyl - Phosphoryl - Cholesterol (AVC-10)	Avon Products, Inc.	United States of America	Granted	09/126,191	30-Jul-1998	5,922,335

Cosmetic Use of N-Substituted Sulfonyloxybenzylamines and Related Compounds	Avon Products, Inc.	United States of America	Granted	12/826,864	30-Jun-2010	8,815,265

Cosmetic Compositions and Methods for Using Same to Improve the Aesthetic Appearance of Skin	Avon Products, Inc.	United States of America	Published	14/319,661	30-Jun-2014

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Color Cosmetic with High Coverage and Naturalness	Avon Products, Inc.	Canada	Published	2,776,338	30-Mar-2012

Stabilized Glycerin-in-Oil Emulsions	Avon Products, Inc.	Canada	Published	2,776,337	30-Mar-2012

A Block Copolymer and Ester-Terminated Polyesteramide Composition and Uses Thereof	Avon Products, Inc.	Canada	Published	2,776,311	30-Mar-2012

Compositions Having a Plurality of Discrete Emulsions	Avon Products, Inc.	Canada	Published	2,745,143	30-May-2011

Long-Wearing Glossy Lipcolor	Avon Products, Inc.	United States of America	Published	14/361,765	30-May-2014

Cosmetic Adhesive Composition	Avon Products, Inc.	United States of America	Published	13/301,121	30-Nov-2011

Sunscreen Compositions	Avon Products, Inc.	United States of America	Pending	14/870,279	30-Sep-2015

Cosmetic Compositions and Methods for Using Same to Improve the Aesthetic Appearance of Skin	Avon Products, Inc.	Canada	Granted	2,477,748	31-Aug-2004	2,477,748

Topical Lightening Compositions and Methods of Use	Avon Products, Inc.	United States of America	Granted	11/215,814	31-Aug-2005	1,544,351

Compositions And Methods Of Delivery For The Treatment Of Wrinkles, Fine Lines And Hyperhidrosis	Avon Products, Inc.	United States of America	Granted	10/334,887	31-Dec-2002	6,866,856

Use Of Purslane To Treat Facial Wrinkles	Avon Products, Inc.	United States of America	Granted	10/334,886	31-Dec-2002	7,060,303

Cosmetic Applicator and Method of Making	Avon Products, Inc.	Canada	Granted	2,695,219	31-Jul-2008	2,695,219

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Cosmetic Applicator and Method of Making	Avon Products, Inc.	United States of America	Published	12/222,037	31-Jul-2008

Cosmetic Applicator and Method of Making	Avon Products, Inc.	United States of America	Granted	12/183,136	31-Jul-2008	9,113,692

Skin Treatment Using a New Retinoid	Avon Products, Inc.	Canada	Granted	2,411,058	31-Oct-2002	2,411,058

Use of CPT-1 Modulators and Compositions Thereof	Avon Products, Inc.	United States of America	Unfiled	TBD-con of 13/777,2888

Gel Technology Suitable for Use in Cosmetic Compositions	Avon Products, Inc.	Canada	Unfiled	TBD-DIV of 2,708,543

Shaving Preparation and Method for Shaving	Avon Products, Inc.	United States of America	Pending	14/955,232	1-Dec-2015

Cosmetic Composition Containing Novel Fractal Particle-Based Gels	Avon Products, Inc.	United States of America	Pending	14/933,188	5-Nov-2015

Gel-Based Lipstick Having Improved Rheology	Avon Products, Inc.	United States of America	Pending	14/931,386	3-Nov-2015

Methods for Treating Skin	Avon Products, Inc.	United States of America	Pending	62/128,647	5-Mar-2015

Matte Cosmetic Compositions	Avon Products, Inc.	United States of America	Pending	14/718,529	21-May-2015

Volumizing Mascara Compositions	Avon Products, Inc.	United States of America	Pending	14/675,818	1-Apr-2015

Compositions of Melicope Elleryana	Avon Products, Inc.	United States of America	Pending	14/335,467	18-Jul-2014

Title	Owner	Country	Application Status	Application Number	Filing Date	Patent Number

Compositions and Methods for Enhancing Eyelashes	Avon Products, Inc.	United States of America	Pending	12/895,936	1-Oct-2010

Anhydrous Insect Repellent Composition	Avon Products, Inc.	United States of America	Granted	10/343,385	2-Jun-2003	7,037,515

Cosmetic Composition and Methods of Use	Avon Products, Inc.	United States of America	Granted	09/461,448	14-Dec-1999	6,521,668

Insect Repellent Composition	Avon Products, Inc.	United States of America	Granted	09/045,088	20-Mar-1998	6,355,264

Wear Resistant Cosmetic Compositions	Avon Products, Inc.	United States of America	Granted	09/461,447	14-Dec-1999	6,309,629

Cosmetic Liquid Extractor Comprising Nonionic Polymers	Avon Products, Inc.	Canada	Pending	2,843,721	2-Jul-2012

Clear or Translucent Composition	Avon Products, Inc.	Canada	Pending	2,784,733	4-Oct-2010

Compositions and Methods for Enhancing Eyelashes	Avon Products, Inc.	Canada	Pending	2,778,346	1-Oct-2010

Compositions for Imparting Superhydrophobicity	Avon Products, Inc.	Canada	Pending	2,724,392	14-Apr-2009	2,724,392

Composition and Method for Dry Application of Mascara	Avon Products, Inc.	Canada	Granted	2,705,756	17-Nov-2008	2,705,756

Compositions Containing Peptides with Non-Natural Amino Acids and Methods of Use	Avon Products, Inc.	Canada	Pending	2,642,197	28-Feb-2007

Schedule D

Existing North America Copyrights

Title	Type of Work	Claimant	Registration Number	Registration Date	Date of Creation
Artwork of Hawaiian characters.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VAu001020444	9-Apr-10	2009
Artwork of three characters.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VAu001020445	9-Apr-10	2008
Austin elephant		Avon Products, Inc.	VA 1 718 495	15-Apr-10	9-Apr-10
[Avon American fashion thimble (1890)]	Visual Material	Avon Products, Inc.	VA0000148811	21-Mar-84	approx. 1981
[Avon American fashion thimble (1900)]	Visual Material	Avon Products, Inc.	VA0000148812	21-Mar-84	approx. 1981
[Avon American fashion thimble (1923)]	Visual Material	Avon Products, Inc.	VA0000148809	21-Mar-84	approx. 1981
[Avon American fashion thimble (1927)]	Visual Material	Avon Products, Inc.	VA0000148806	21-Mar-84	approx. 1982
[Avon American fashion thimble (1928)]	Visual Material	Avon Products, Inc.	VA0000148807	21-Mar-84	approx. 1982
[Avon American fashion thimble (1938)]	Visual Material	Avon Products, Inc.	VA0000148808	21-Mar-84	approx. 1982
[Avon American fashion thimble (1942)]	Visual Material	Avon Products, Inc.	VA0000148810	21-Mar-84	approx. 1982
Avon (Beauty) : 30 sec. / composer, Garry Bell.	Music	Avon Products, Inc.	PAu000753224	19-Aug-85	1985
Avon—Face of the eighties : 45 [sec.]	Music	Avon Products, Inc.	PAu000586087	19-Dec-83	1983
Avon gave me a new world of friends.	Visual Material	Avon Products, Inc.	VA0000018385	21-Dec-78	1978
Avon/Ideals present The Active woman’s cookbook : great tasting, time saving, money saving recipes!.	Text	Ideals Publishing Corporation & Avon Products, Inc.	TX0000657273	23-Mar-81	1980
Avon leadership representative guidelines : a guide to building and developing your unit.	Text	Avon Products, Inc.	TX0003365241	28-Jul-91	1991
Avon leadership representative guidelines : reference material.	Text	Avon Products, Inc.	TX0003360311	27-Jul-92	1991
Avon leadership success training : building and developing your unit.	Motion Picture	Avon Products, Inc.	VA0000522903	27-Jul-92	1991
Avon—looking good.	Music	Avon Products, Inc.	PAu000081908	2-Feb-79	1978
[Avon. Making the holiday season just right for you]	Visual Material	Avon Products, Inc.	VA0000038584	23-Nov-79	1979
Avon representative manual for success.	Kit	© · on text, recording; Avon Products, Inc.	SR0000143643	27-Jul-92	1991

Title	Type of Work	Claimant	Registration Number	Registration Date	Date of Creation
Avon—“Special woman.”	Music	Avon Products, Inc.	PAu000231789	11-Sep-80	1980
Avon. The biggest collection of colors for black women.	Visual Material	Avon Products, Inc.	VA0000009824	28-Jul-78	1978
Avon. The biggest collection of colors for black women.	Visual Material	Avon Products, Inc.	VA0000012160	10-Aug-78	1978
Avon. The biggest collection of foundation and colors that are just right for you.	Visual Material	Avon Products, Inc.	VA0000030306	30-Jul-79	1978
Avon. The biggest collection of foundation and colors that are just right for you.	Visual Material	Avon Products, Inc.	VA0000046834	7-Jun-79	1979
Avon, the smartest opportunity in town!	Motion Picture	Avon Products, Inc.	VA0000522900	27-Jul-92	1991
Avon, the world’s leading entrepreneurial company.	Text	Avon Products, Inc.	TX0003367275	29-Jul-92	1991
The Best winter fun guide / Avon Products, Inc.	Text	Meredith Corporation	TX0000742651	14-Nov-80	1980
Bird and Dog / by Tiffany Lerman, Michael Matthews.	Visual Material	Avon Products, Inc.	VAu000757366	20-Aug-10
Blueberry the Pig.	Visual Material	Avon Products, Inc.	VAu000469214	4-Oct-99	1999
[Bullhead]	Visual Material	Avon Products, Inc.	VA0000038219	7-Dec-79	1978
[Butterfly]	Visual Material	Avon Products, Inc.	VA0000038220	7-Dec-79	1978
Candy Poodle	Visual Material	Avon Products, Inc.	VA00017184489	15-Apr-10	2009
Cheesecake the Mouse.	Visual Material	Avon Products, Inc.	VAu000469199	4-Oct-99	1999
Chester style guide collection 2003-2005	Recorded Document		VA 1-356-451	23-Sep-05	2005
Chloe Mouse.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VA0001718249	15-Apr-10	2005
Chrysanthemum porcelain ginger jar.	Visual Material	Avon Products, Inc.	VA0000209273	18-Dec-85	1983
Clara the Cow.	Visual Material	Avon Products, Inc.	VAu000469203	4-Oct-99	1999
Color never looked so good : Avon.	Visual Material	Avon Products, Inc.	VA0000032038	13-Jun-79	1979
Drawing of Bird and Dog Characters.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VAu001028040	18-May-10	2005
David the Penguin	Visual Material	Avon Products, Inc.	VAu 1 020 445	9-Apr-10
Dilly Pig	Visual Material	Avon Products, Inc.	VA 1 718 512	15-Apr-10
Duncan Dog	Visual Material	Avon Products, Inc.	VA 1 718 503	15-Apr-06
Egyptian style bracelet.	Visual Material	Avon Products, Inc.	VA0000821027	15-Oct-96	1993

Title	Type of Work	Claimant	Registration Number	Registration Date	Date of Creation
The Exceptional manager : prepared for Avon Products, Inc. / prepared by The Forum Corporation.	Text	The Forum Corporation of North America	TX0001244265	15-Sep-83	1973
Feathers the Bird.	Visual Material	Avon Products, Inc.	VAu000469196	4-Oct-99	1999
Fine Home by Avon		Avon Products, Inc.	53883	22-Aug-06	NOTE: PR design registration
Gary Reindeer.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VAu001020470	9-Apr-10	2005
Geese spoons with stand.	Visual Material	Avon Products, Inc.	VA0000226651	3-Jul-86	1985
Gill the Goldfish.	Visual Material	Avon Products, Inc.	VAu000469215	4-Oct-99	1999
Gumdrop the Koala.	Visual Material	Avon Products, Inc.	VAu000475085	4-Oct-99	1999
Hilda the Hippo.	Visual Material	Avon Products, Inc.	VAu000469195	4-Oct-99	1999
Indy the Sheep	Visual Material	Avon Products, Inc.	VA 1 718 507	15-Apr-10
Jac Jac Cat.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VA0001725660	21-Jun-10	2005
Jewelry in the nature of a pin with gingerbread man design.	Visual Material	Avon Products, Inc.	VA0000010999	31-Jul-78	1972
Jordy Bug.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VA0001725661	21-Jun-10	2005
June Bug.	Visual Material	Avon Products, Inc.	VAu000469200	4-Oct-99	1999
Katie Koala	Visual Material	Avon Products, Inc.	VA 1-718-510	15-Apr-10
Liiv Brand Book and Style Guidelines.	Text	Avon Products, Inc., Transfer: Assignment.	TXu001605228	29-May-09	2006
Liiv Layout Tutorial.	Text	Avon Products, Inc., Transfer: Assignment.	TXu001605224	29-May-09	2006
Little Blueberry.	Visual Material	Avon Products, Inc.	VAu000469205	4-Oct-99	1999
Little Cheesecake.	Visual Material	Avon Products, Inc.	VAu000469210	4-Oct-99	1999
Little Clara.	Visual Material	Avon Products, Inc.	VAu000469202	4-Oct-99	1999
Little Feathers.	Visual Material	Avon Products, Inc.	VAu000469208	4-Oct-99	1999
Little Gill.	Visual Material	Avon Products, Inc.	VAu000469206	4-Oct-99	1999
Little Gumdrop.	Visual Material	Avon Products, Inc.	VAu000469194	4-Oct-99	1999
Little Hilda.	Visual Material	Avon Products, Inc.	VAu000469209	4-Oct-99	1999
Little June Bug.	Visual Material	Avon Products, Inc.	VAu000469211	4-Oct-99	1999

Title	Type of Work	Claimant	Registration Number	Registration Date	Date of Creation
Little MacDougal.	Visual Material	Avon Products, Inc.	VAu000469204	4-Oct-99	1999
Little Paddles.	Visual Material	Avon Products, Inc.	VAu000469212	4-Oct-99	1999
Little Purrdy.	Visual Material	Avon Products, Inc.	VAu000469201	4-Oct-99	1999
Little Rembrandt.	Visual Material	Avon Products, Inc.	VAu000469207	4-Oct-99	1999
Live in it, laugh in it, love in it, Tempo.	Visual Material	Avon Products, Inc.	VA0000020179	23-Oct-78	1978
Looking good.	Motion Picture	Avon Products	PA0000055504	7-Nov-79	1979
Looking good, feeling beautiful : the Avon book of beauty / art direction & design by John Staiano ; photos. by Charles Tracy ; [ill. by David Croland].	Text	Avon Products, Inc.	TX0000719845	18-May-81	1980
MacDougal the Scottie dog	Visual Material	Avon Products, Inc.	VAu000469213	4-Oct-99	1999
Most colors / produced by UniWorld Group, Inc.	Motion Picture	Avon Products, Inc.	PA0000015809	8-Jun-78	1978
[Mother’s Day bangle bracelet]	Visual Material	Avon Products, Inc.	VA0000751557	21-May-96	1995
Mother’s love ceramic planter.	Visual Material	Avon Products, Inc.	VAu000055852	13-Feb-84	1983
[No title on deposit.]	Text	Avon Products, Inc., Transfer: Assignment.	TXu001605231	29-May-09	2005
Oscar (Oki) Owl	Visual Material	Avon Products, Inc.	VA 1-718-485	15-Apr-10
Paddles the Duck.	Visual Material	Avon Products, Inc.	VAu000469198	4-Oct-99	1999
Pavielle : TV, 29 sec.	Music	Avon Products, Inc.	PAu000538172	22-Aug-83	1983
Pavielle : TV, 44 sec.	Music	Avon Products, Inc.	PAu000538167	22-Aug-83	1983
Purrdy the Lion.	Visual Material	Avon Products, Inc.	VAu000475084	4-Oct-99	1999
Rembrandt the Bear.	Visual Material	Avon Products, Inc.	VAu000469197	4-Oct-99	1999
[Rope pin]	Visual Material	Avon Products, Inc.	VA0000698347	25-Jan-95	1988
Rorsie Lion.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VA0001718263	15-Apr-10	2005
[Selling Avon is a beautiful experience (Jeanette Fabio)]	Visual Material	Avon Products, Inc.	VA0000035770	14-Sep-78	1978
[Sunny Bunny]	Visual Material	Avon Products, Inc.	VA0000150008	6-Apr-84	1981
TC Frog.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VA0001718260	15-Apr-10	2008
Trace Frog	Visual Material	Avon Products, Inc.	VA 1 718 514	15-Apr-10
Thanks, America.	Music	Avon Products, Inc.	PAu000129103	13-Aug-79	1978

Title	Type of Work	Claimant	Registration Number	Registration Date	Date of Creation
[Thanks America for making us number one]	Visual Material	Avon Products	VA0000035771	14-Sep-78	1979
Tiny Tilla – 18 characters	Visual Material	Avon Products, Inc.	VAu 1-020-440	9-Apr-2010
Tiny Tilla Signature Berry Blossom Hair Detangler.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VA0001718489	15-Apr-10	2008
Tiny Tillia - 18 Characters - 2010.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VAu001020440	9-Apr-10	2010
Tiny Tillia Bath Book.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VA0001718519	15-Apr-10	2005
The Tiny Tillia Bedtime Book.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VAu001045701	15-Apr-10	2009
Tiny Tillia Cherry Blossom Hair Detangler.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VA0001718507	15-Apr-10	2005
Tiny Tillia Citrus Sorbet Bubble Bath.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VA0001718506	15-Apr-10	2005
Tiny Tillia Colds & Stuffy Noses Bath Powder.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VA0001718510	15-Apr-10	2005
Tiny Tillia Cucumber Mango Head to Toe Foamy Wash.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VA0001718512	15-Apr-10	2005
Tiny Tillia Lavender Chamomile All Over Moisture Spray.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VA0001718503	15-Apr-10	2005
The Tiny Tillia Munch Book.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VAu001044824	15-Apr-10	2009
The Tiny Tillia Playtime Book.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VAu001044821	15-Apr-10	2009
Tiny Tillia Sleepytime Bath Powder.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VA0001718485	15-Apr-10	2005
Tiny Tillia Sun Stick SPF30.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VA0001718514	15-Apr-10	2005
Tiny Tillia Tea Tree Lime Hand Sanitizing Gel.	Visual Material	Avon Products, Inc., Transfer: By written agreement.	VA0001718495	15-Apr-10	2005
[Tomahawk]	Visual Material	Avon Products, Inc.	VA0000038218	7-Dec-79	1978
TT Cow	Visual Material	Avon Products, Inc.	VA 1 718 506	15-Apr-10

Title	Type of Work	Claimant	Registration Number	Registration Date	Date of Creation
The Undeniable fragrance case : National Black MBA Association 13th annual national conference & exposition.	Text	Avon Products, Inc.	TX0003232361	31-Jan-92	1991
We’re gonna make you feel beautiful : 10-24-80 : vocal / arr. Gerald Alters	Music	Avon Products, Inc.	PAu000283517	2-Apr-81	1981